UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2008

Structured Domestic Equity Funds
Balanced Fund
Structured Large Cap Growth Fund
Structured Large Cap Value Fund
Structured Small Cap Equity Fund
Structured Small Cap Growth Fund
Structured Small Cap Value Fund
Structured U.S. Equity Fund

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED FUND

■	STRUCTURED LARGE CAP GROWTH FUND

■	STRUCTURED LARGE CAP VALUE FUND

■	STRUCTURED SMALL CAP EQUITY FUND

■	STRUCTURED SMALL CAP GROWTH FUND

■	STRUCTURED SMALL CAP VALUE FUND

■	STRUCTURED U.S. EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	42
Financial Statements	96
Notes to the Financial Statements	106
Financial Highlights	136
Report of Independent Registered Public Accounting Firm	150
Other Information	151

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign securities may be more volatile than investments in U.S. securities and will be subject to fluctuation and sudden economic and political developments. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds

Fully invested, well-diversified portfolio that:
■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.
■ Offers broad access to a clearly defined equity universe.
■ Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Balanced Fund

Dear Shareholder,

The Goldman Sachs Balanced Fund (the “Fund”) has changed its fiscal year end from August 31 to October 31. As a result, this report provides an overview on the performance of the Fund during the two-month reporting period that ended October 31, 2008.

Performance Review

For the two-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −16.41%, −16.49%, −16.52%, −16.35% and −16.43%, respectively. These returns compare to the −24.21% and −3.67% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively.

The Fund generally allocates a portion of its assets to both equity and fixed income securities. As the benchmark returns indicate, the fixed income market, as measured by the Lehman Brothers Aggregate Bond Index, outperformed the equity market, as measured by the S&P 500 Index, over the two-month reporting period. As a result, the Fund’s allocation to equity securities caused it to lag the fixed income benchmark. Conversely, its allocation to fixed income helped it to outperform relative to the equity benchmark.

Asset Allocation

■	Equities — As of October 31, 2008, the Fund was 59% invested in equities. The Goldman Sachs Quantitative Investment Strategies group manages the equity portion of the Fund’s portfolio. The group seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not take size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process also integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

■	Fixed Income — As of October 31, 2008, the Fund was 41% invested in fixed income securities. From a sector allocation standpoint, the fixed income portion of the portfolio differed little from the Lehman Brothers Aggregate Index during the two-month reporting period. The Fund was positioned for lower interest rates in the U.S. and Europe based on our belief that the Fed and the European Central Bank would cut rates to help improve credit conditions and stimulate economic growth. Over the period, we focused on agency guaranteed mortgage-backed securities because we expected them to benefit from government action to reinforce the credit of senior Government Sponsored Enterprise (GSE) debt (e.g., debt issued by Fannie Mae and Freddie Mac). We also maintained a significant allocation to super senior non-agency-backed adjustable-rate mortgages on what we believed to be solid fundamentals and attractive valuations.

PORTFOLIO RESULTS

Quantitative Investment Strategies

The equity portion of the Fund continued to be broadly diversified and, at the end of the two-month period, its industry and sector weights were similar to those of the S&P 500 Index for the same period. Within each industry, the Quantitative Investment Strategies group generally favored stocks offering a high dividend yield. At the end of the reporting period, the dividend yield of the equity portion of the Fund was 4%, compared to 3.4% for the S&P 500 Index. In terms of individual stocks, the portfolio benefited from overweight positions in brewing company, Anheuser-Busch; biomedical and pharmaceutical company, Pfizer; and diversified financial services company, Wells Fargo. Among the detractors were overweight positions in international oil and gas company, Occidental Petroleum and integrated energy company, Chevron Corp. along with an underweight in global financial services firm, JP Morgan Chase.

Fixed Income

The financial markets were severely stressed during the two-month period as a negative feedback loop developed between the financial system and the global economy. In the U.S., estimated third-quarter GDP growth declined by −0.3%. Investors appeared to panic and widespread selling was further fueled by the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America, and the failure of Washington Mutual and its subsequent sale to JPMorgan.

Governments and central banks around the world took swift and extraordinary action and sought to strengthen the global financial system and improve credit conditions. The U.S. government placed ailing mortgage giants Fannie Mae and Freddie Mac into conservatorship, making its implicit guarantee of their debt explicit. In October, the central banks of the U.S., Eurozone, U.K., Canada, Sweden, Switzerland and China made a coordinated interest rate cut. Later in the month, the Federal Reserve lowered the federal funds rate an additional 50 basis points to 1%. The Fed also created a Commercial Paper Funding Facility intended to support the liquidity needs of U.S. corporations through the direct purchase of commercial paper; in addition, it established the Money Market Investor Funding Facility to provide liquidity to U.S. money market investors. To encourage liquidity in the banking sector, the Federal Depository Insurance Corporation (FDIC) created the Temporary Liquidity Guarantee Program under which it will guarantee all principal and interest payments due before June 30, 2012 on senior unsecured debt issued by banks on or before June 30, 2009. The U.S. Treasury also announced the Capital Purchase Program as part of its Troubled Assets Relief Program (TARP) and said it would purchase up to $250 billion senior preferred shares in financial institutions.

Collectively, these actions helped relieve some stress in the funding markets. The three-month LIBOR-OIS spread tightened from an all-time high of 3.64% on October 10 to 2.39% at month end. (The London Interbank Offer Rate, or LIBOR, is the interest rate at which banks lend money to each other; the Overnight Index Swap Rates, or OIS, are the expected interest rates in the U.S., U.K., and Eurozone). Based on historic spreads, this measure of liquidity risk was well above normal. The U.S. Treasury yield curve steepened significantly as market participants anticipated an increase in Treasury supply to fund the government’s intervention. The yield on the three-month T-bill fell 1.34% while the yield on the 10-year note rose 15 basis points.

PORTFOLIO RESULTS

Security selection of non-agency adjustable rate mortgages (ARMs) detracted the most from the portfolio’s fixed income performance during the period. Although the government’s takeover of Fannie Mae and Freddie Mac is expected to limit the depth of the housing market downturn, the non-agency mortgage market suffered from negative headlines, ratings uncertainty, extreme risk aversion and shaken investor confidence. Within the corporate sector, our selection of individual securities within the financial industry detracted from performance. As Treasuries outperformed all spread sectors, overweight positions in asset-backed, residential mortgage-backed and commercial mortgage-backed securities also hampered results.

We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs Quantitative Investment Strategies Group and
Goldman Sachs Fixed Income Investment Group

New York, November 19, 2008

FUND BASICS

Balanced Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–	Fund Total Return		Lehman Brothers
October 31, 2008	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	-16.41%	-24.21%	-3.67%
Class B	-16.49	-24.21	-3.67
Class C	-16.52	-24.21	-3.67
Institutional	-16.35	-24.21	-3.67
Service	-16.43	-24.21	-3.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-18.87%	3.04%	2.56%		5.82%		10/12/94
Class B	-19.10	3.00	2.38		3.97		5/1/96
Class C	-15.66	3.42	2.38		1.84		8/15/97
Institutional	-13.87	4.81	3.67		3.10		8/15/97
Service	-14.15	4.09	3.03	[5]	6.15	[5]	10/12/94

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of the Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.29%
Class B	1.80	2.04
Class C	1.80	2.04
Institutional	0.65	0.89
Service	1.15	1.39

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/087

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	2.9%	Oil, Gas & Consumable Fuels
Pfizer, Inc.	1.6	Pharmaceuticals
General Electric Co.	1.6	Industrial Conglomerates
Microsoft Corp.	1.5	Software
AT&T, Inc.	1.4	Diversified Telecommunication Services
Anheuser-Busch Cos., Inc.	1.3	Beverages
Wells Fargo & Co.	1.3	Commercial Banks
The Procter & Gamble Co.	1.2	Household Products
International Business Machines Corp.	1.1	Computers & Peripherals
Johnson & Johnson	1.1	Pharmaceuticals

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

EQUITY SECTOR ALLOCATIONS AS OF 10/31/088

Percentage of Equity Investments

[8]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the fund reflects the value of investments in that category as a percentage of the Fund’s equity investments’ market value (excluding securities lending collateral, if any). Securities lending collateral represents 1.1% of the Fund’s net assets at October 31, 2008.

FIXED INCOME SECTOR ALLOCATIONS9

Percentage of Fixed Income Investments

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments include repurchase agreements and represent 2.3% and 1.7%, respectively of the Fund’s net assets at October 31, 2008 and August 31, 2008.

GOLDMAN SACHS BALANCED FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Balanced Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced October 12, 1994)
Excluding sales charges	–24.15%	1.31%	1.71%	5.33%
Including sales charges	–28.30%	0.17%	1.14%	4.91%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–24.70%	0.57%	0.95%	2.97%
Including contingent deferred sales charges	–28.45%	0.16%	0.95%	2.97%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–24.72%	0.56%	0.95%	0.76%
Including contingent deferred sales charges	–25.47%	0.56%	0.95%	0.76%

Institutional (commenced August 15, 1997)	–23.83%	1.92%	2.23%	2.01%

Service (commenced August 15, 1997)	–24.13%	1.23%	1.60%	1.40%

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’
Domestic Structured Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more Traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from Traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■ Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■ Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■ Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■ We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:
■ Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offer broad access to a clearly defined equity universe.

■ Generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS

Structured Large Cap Growth Fund
Structured Large Cap Value Fund
Structured Small Cap Equity Fund
Structured U.S. Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Growth Fund, the Goldman Sachs Structured Large Cap Value Fund, the Goldman Sachs Structured Small Cap Equity Fund, and the Goldman Sachs Structured U.S. Equity Fund (individually, the “Fund,” and collectively, the “Funds”).

These Funds have changed their fiscal year end from August 31 to October 31. Accordingly, this report covers the two-month period ending October 31, 2008, a period of extreme turmoil, which began with the sub-prime crisis in early 2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Funds’ investment philosophy, investment process and objective. The lessons we learned in 2007 and early 2008 helped us be more nimble during the two-month reporting period.

Investment Approach

The Funds use a model that is based on six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management assesses the characteristics, policies and strategic decisions of company management. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Market Overview

Several unprecedented events occurred during the two-month reporting period. In September, the fourth largest U.S. investment bank (Lehman Brothers) declared bankruptcy and the sixth largest U.S. commercial bank (Washington Mutual) failed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm. These events, combined with panicked selling in the credit markets, sparked a financial crisis. As the financial crisis spread to Europe, the U.S. Dollar strengthened relative to the Euro, up almost 15% during the reporting period and almost 23% from the recent low.

PORTFOLIO RESULTS

At the end of June, we saw strong signs that the financial markets had returned to a more historically “normal” pricing environment. Based on performance during the two-month period ending October 31, 2008, it appears this may have been true in many geographical regions with respect to the performance of our quantitative return factors, but it is hard to make the case that the overall pricing environment was “normal.” We continue to focus our research efforts on adding more proprietary factors to our investment themes, and expect to add more return factors over the course of the next few months. Ideally, these factors would be less vulnerable to panic buying and selling because they are less widely used by other market participants. In addition, we remain committed to finding cheaper ways to trade and continue to focus on our transaction cost models.

Performance Highlights

Please note that both absolute and relative performance among the Funds will vary due to each Fund having a different benchmark composition (the Goldman Sachs Structured Large Cap Growth Fund targets the Russell 1000 Growth Index, the Goldman Sachs Structured Large Cap Value Fund targets the Russell 1000 Value Index, the Goldman Sachs Structured U.S. Equity Fund targets the S&P 500 Index, and the Goldman Sachs Structured Small Cap Equity Fund targets the Russell 2000 Index). The stocks, industries and economic sectors comprising each index differ widely, and thus performance may be substantially different from one index to the next. In addition, these economic characteristics as well as others such as liquidity means each portfolio’s ability to gain exposure to the factors mentioned above will vary, and this can mean some factors will have differential impact across the portfolios.

■	Goldman Sachs Structured Large Cap Growth Fund — Over the two-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −27.79%, −27.81%, −27.87%, −27.66%, −27.77%, −27.77% and −27.78%, respectively. These returns compare to the −27.15% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

Our investment themes were positive overall with Quality and Valuation performing the best. Despite the strong performance of our investment themes, stock specific returns hurt relative performance for the period. Among sectors, stock selection within the Industrials and Energy sectors detracted from the Fund’s performance. Stock selection in the Financials sector was not as strong. This is because there are far fewer Financials stocks in the Russell 1000 Growth Index, and therefore we did not benefit nearly as much from being able to invest in that sector.

■	Goldman Sachs Structured Large Cap Value Fund — Over the two-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −23.14%, −23.21%, −23.29%, −23.05%, −23.16%, −23.10% and −23.21%, respectively. These returns compare to the −23.39% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

PORTFOLIO RESULTS

Our investment themes generally produced slightly positive results relative to the Russell 1000 Value Index, particularly Momentum and Quality. Among sectors, stock selection was strongest in the Financials sector and weakest in the Consumer Staples sector.

■	Goldman Sachs Structured Small Cap Equity Fund — Over the two-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −27.45%, −27.60%, −27.67%, −27.51%, −27.58%, −27.50% and −27.58%, respectively. These returns compare to the −27.11% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Although our investment themes fared well in the small cap universe — especially within Profitability and Quality — they generally produced better results in less-liquid names (stocks with less trading volume). We tend to prefer trading more-liquid names, and therefore the Fund was not able to fully benefit from these theme results. Similar to the Structured Large Cap Growth and Structured Large Cap Value Funds, our stock selection within the small cap universe was best within the Financials sector. However, we were less successful in selecting stocks in the Information Technology sector.

■	Goldman Sachs Structured U.S. Equity Fund — Over the two-month reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −23.83%, −23.94%, −23.95%, −23.78%, −23.85, −23.79% and −23.86%, respectively. These returns compare to the −24.21% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.

Although it was an extremely difficult period for stocks, our investment themes fared as expected. Four of our six investment themes contributed positively to excess total returns, particularly Quality and Momentum. In addition, performance was boosted by industry underweights versus the S&P 500 Index, most notably in metals and mining. Stock selection among Financials stood out most positively, despite the difficult circumstances for many financial companies during the period. While stock selection among Healthcare and Consumer Discretionary sectors was positive, other sectors were not as fruitful, especially Energy and Industrials.

In our past few shareholder letters, we have outlined some of the steps we have taken to address issues we see in the marketplace and to improve our performance relative to our benchmarks. We believe that these efforts have resulted in the addition of useful proprietary factors despite ongoing market dislocation. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to continuing to seeking better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, November 19, 2008

FUND BASICS

Structured Large Cap Growth Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-27.79%	-27.15%
Class B	-27.81	-27.15
Class C	-27.87	-27.15
Institutional	-27.66	-27.15
Service	-27.77	-27.15
Class IR	-27.77	-27.15
Class R	-27.78	-27.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-30.23%	0.20%	-0.95%		6.78%		11/11/91
Class B	-30.42	0.17	-1.14		0.96		5/1/97
Class C	-27.55	0.55	-1.14		-0.50		8/15/97
Institutional	-25.90	1.79	0.04	[4]	7.43	[4]	11/11/91
Service	-26.25	1.31	-0.45	[4]	7.07	[4]	11/11/91
Class IR	N/A	N/A	N/A		-24.47		11/30/07
Class R	N/A	N/A	N/A		-24.78		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the Structured Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940, as amended (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.09%
Class B	1.70	1.84
Class C	1.70	1.84
Institutional	0.55	0.69
Service	1.05	1.19
Class IR	0.70	0.84
Class R	1.20	1.34

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/086

Holding	% of Net Assets	Line of Business

McDonald’s Corp.	3.3%	Hotels, Restaurants & Leisure
Microsoft Corp.	3.2	Software
Gilead Sciences, Inc.	2.7	Biotechnology
Hewlett-Packard Co.	2.4	Computers & Peripherals
Cisco Systems, Inc.	2.4	Communications Equipment
Apple, Inc.	2.1	Computers & Peripherals
Philip Morris International, Inc.	2.0	Tobacco
Intel Corp.	2.0	Semiconductors & Semiconductor Equipment
Google, Inc.	2.0	Internet Software & Services
Accenture Ltd.	1.8	IT Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 20.0% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Large Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 1, 1997)
Excluding sales charges	–40.95%	–3.42%	–2.89%	0.01%
Including sales charges	–44.18%	–4.52%	–3.44%	–0.48%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	–41.38%	–4.16%	–3.63%	–0.73%
Including contingent deferred sales charges	–44.30%	–4.54%	–3.63%	–0.73%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–41.38%	–4.17%	–3.63%	–2.20%
Including contingent deferred sales charges	–41.97%	–4.17%	–3.63%	–2.20%

Institutional Class (commenced May 1, 1997)	–40.68%	–3.01%	–2.48%	0.40%

Service Class (commenced May 1, 1997)	–41.02%	–3.47%	–2.97%	–0.09%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–37.79%	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–38.02%	*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured Large Cap Value Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	-23.14%	-23.39%
Class B	-23.21	-23.39
Class C	-23.29	-23.39
Institutional	-23.05	-23.39
Service	-23.16	-23.39
Class IR	-23.10	-23.39
Class R	-23.21	-23.39

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-29.74%	4.39%	2.18%	12/31/98
Class B	-29.93	4.40	1.99	12/31/98
Class C	-26.93	4.80	2.01	12/31/98
Institutional	-25.39	6.00	3.16	12/31/98
Service	-25.77	5.47	2.67	12/31/98
Class IR	N/A	N/A	-21.10	11/30/07
Class R	N/A	N/A	-21.38	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.04%
Class B	1.70	1.79
Class C	1.70	1.79
Institutional	0.55	0.64
Service	1.05	1.14
Class IR	0.70	0.79
Class R	1.20	1.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/085

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	5.6%	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.5	Pharmaceuticals
AT&T, Inc.	3.3	Diversified Telecommunication Services
JPMorgan Chase & Co.	2.9	Diversified Financial Services
Wells Fargo & Co.	2.8	Commercial Banks
General Electric Co.	2.6	Industrial Conglomerates
Chevron Corp.	2.5	Oil, Gas & Consumable Fuels
Bank of America Corp.	2.4	Diversified Financial Services
Johnson & Johnson	1.9	Pharmaceuticals
Verizon Communications, Inc.	1.9	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 17.0% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Large Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 31, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Since Inception

Class A (commenced December 31, 1998)
Excluding sales charges	–38.49%	0.56%	0.78%
Including sales charges	–41.87%	–0.58%	0.20%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	–38.95%	–0.19%	0.02%
Including contingent deferred sales charges	–41.99%	–0.59%	0.02%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	–30.97%	–0.22%	0.03%
Including contingent deferred sales charges	–39.58%	–0.22%	0.03%

Institutional Class (commenced December 31, 1998)	–38.22%	0.95%	1.17%

Service Class (commenced December 31, 1998)	–38.60%	0.45%	0.68%

Class IR (commenced November 30, 2007)	n/a	n/a	–34.77%*

Class R (commenced November 30, 2007)	n/a	n/a	–35.06%*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured Small Cap Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	-27.45%	-27.11%
Class B	-27.60	-27.11
Class C	-27.67	-27.11
Institutional	-27.51	-27.11
Service	-27.58	-27.11
Class IR	-27.50	-27.11
Class R	-27.58	-27.11

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-23.35%	2.28%	5.31%	3.63%	8/15/97
Class B	-23.48	2.30	5.11	3.39	8/15/97
Class C	-20.27	2.70	5.12	3.42	8/15/97
Institutional	-18.53	3.89	6.32	4.57	8/15/97
Service	-18.95	3.35	5.79	4.06	8/15/97
Class IR	N/A	N/A	N/A	-12.69	11/30/07
Class R	N/A	N/A	N/A	-13.04	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.36%
Class B	2.00	2.11
Class C	2.00	2.11
Institutional	0.85	0.96
Service	1.35	1.46
Class IR	1.00	1.11
Class R	1.50	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/085

Holding	% of Net Assets	Line of Business

Portland General Electric Co.	1.3%	Electric Utilities
IPC Holdings Ltd.	0.9	Insurance
First Bancorp	0.8	Commercial Banks
Umpqua Holdings Corp.	0.8	Commercial Banks
Aeropostale, Inc.	0.8	Specialty Retail
New Jersey Resources Corp.	0.7	Gas Utilities
Owens & Minor, Inc.	0.7	Health Care Providers & Services
Nationwide Health Properties, Inc.	0.7	Real Estate Investment Trusts
PDL BioPharma, Inc.	0.6	Biotechnology
PharMerica Corp.	0.6	Health Care Providers & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 21.4% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced August 15, 1997)
Excluding sales charges	–35.99%	–2.61%	3.40%	2.04%
Including sales charges	–39.51%	–3.71%	2.82%	1.53%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	–36.53%	–3.35%	2.62%	1.28%
Including contingent deferred sales charges	–39.69%	–3.74%	2.62%	1.28%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–36.54%	–3.35%	2.63%	1.30%
Including contingent deferred sales charges	–37.17%	–3.35%	2.63%	1.30%

Institutional Class (commenced August 15, 1997)	–35.77%	–2.23%	3.81%	2.44%

Service Class (commenced August 15, 1997)	–36.13%	–2.73%	3.28%	1.94%

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–30.50%	*

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–30.76%	*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured U.S. Equity Fund
as of October 31, 2008

PERFORMANCE REVIEW

September 1, 2008–October 31, 2008	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	-23.83%	-24.21%
Class B	-23.94	-24.21
Class C	-23.95	-24.21
Institutional	-23.78	-24.21
Service	-23.85	-24.21
Class IR	-23.79	-24.21
Class R	-23.86	-24.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For The period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-28.79%	2.76%	2.14%	7.21%		5/24/91
Class B	-28.99	2.73	1.95	4.71		5/1/96
Class C	-25.98	3.16	1.95	2.10		8/15/97
Institutional	-24.39	4.35	3.13	7.32		6/15/95
Service	-24.72	3.84	2.62	7.51	[4]	5/24/91
Class IR	N/A	N/A	N/A	-21.85		11/30/07
Class R	N/A	N/A	N/A	-22.12		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Structured U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.10%
Class B	1.70	1.85
Class C	1.70	1.85
Institutional	0.55	0.70
Service	1.05	1.20
Class IR	0.70	0.85
Class R	1.20	1.35

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/086

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.8%	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.5	Pharmaceuticals
McDonald’s Corp.	2.5	Hotels, Restaurants & Leisure
Wells Fargo & Co.	2.0	Commercial Banks
Gilead Sciences, Inc.	2.0	Biotechnology
Merck & Co., Inc.	1.9	Pharmaceuticals
AT&T, Inc.	1.8	Diversified Telecommunication Services
Verizon Communications, Inc.	1.7	Diversified Telecommunication Services
Costco Wholesale Corp.	1.7	Food & Staples Retailing
Philip Morris International, Inc.	1.7	Tobacco

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/087

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represent 9.0% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on November 1, 1998 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1998 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Five Years	Ten Years	Since Inception

Class A (commenced May 24, 1991)
Excluding sales charges	–38.23%	–0.98%	0.19%	6.39%
Including sales charges	–41.61%	–2.09%	–0.38%	6.05%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	–38.72%	–1.73%	–0.57%	3.15%
Including contingent deferred sales charges	–41.78%	–2.12%	–0.57%	3.15%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	–38.70%	–1.72%	–0.56%	0.42%
Including contingent deferred sales charges	–39.31%	–1.72%	–0.56%	0.42%

Institutional Class (commenced June 15, 1995)	–37.99%	–0.59%	0.58%	5.81%

Service Class (commenced June 7, 1996)	–38.26%	–1.07%	0.09%	3.62%

Class IR (commenced November 30, 2007)	n/a	n/a	n/a	–34.93%	*

Class R (commenced November 30, 2007)	n/a	n/a	n/a	–35.19%	*

*	Total returns for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Structured Small Cap Growth Fund
Structured Small Cap Value Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured Small Cap Growth Fund and Goldman Sachs Structured Small Cap Value Fund (individually, the “Fund,” and collectively, the “Funds”) for the one-year reporting period that ended October 31, 2008.

Market Overview

The Funds’ performance was disappointing over the past 12 months, a period that had been very challenging for quantitative strategies. In fact, as a general matter, the market environment over the last 12 to 18 months has been characterized by increasing “crowding” by managers using quantitative models. (Crowding is a phenomenon in which quantitative managers look for similar stock traits using similar investment themes.) This “crowding” came to a head in August 2007 as a result of the quant liquidity crunch in which many of the quant managers in the quant space tried to reduce their exposure to equities simultaneously. The sell-off, which continued — albeit muted — into September and through the fourth quarter of 2007 (particularly during November of 2007), adversely affected our investment themes, resulting in continued underperformance by the Funds. Any news that increased market volatility seemed to have a disproportionately negative impact on the Funds and our quantitative factors. Volatility has remained high so far in 2008, creating an environment similar to what we saw in 2007; we believe managers (of hedge funds in particular) across the industry are reducing risk and selling off positions not based on fundamentals, but because they need to raise cash. The crowding issue has abated somewhat, but we continue to monitor its level and impact closely.

Several unprecedented events occurred during the final two months of the reporting period. In September, the fourth largest U.S. investment bank (Lehman Brothers) declared bankruptcy and the sixth largest U.S. commercial bank (Washington Mutual) failed. The U.S. government took over mortgage giants Freddie Mac and Fannie Mae and provided an $85 billion loan to American International Group (AIG). Merrill Lynch was being acquired by Bank of America, and Goldman Sachs and Morgan Stanley became bank holding companies, ending the era of the large public investment banking firm. These events, combined with panicked selling in the credit markets, sparked a financial crisis. As the financial crisis spread to Europe, the U.S. Dollar strengthened relative to the Euro, up almost 15% during the reporting period and almost 23% from the recent low.

Although the Funds have experienced an extended period of significant underperformance, we maintain a strong belief in an economically based, statistically proven, quantitatively driven process. To help us attempt to improve long-term returns, we have introduced a series of enhancements, including the addition of new factors, modifications to existing factors and the development of sector-specific factors. We regard many of the factors that we have implemented and those that we are currently researching as proprietary and therefore less likely to become crowded. We believe that these efforts should help us reduce our reliance on factors that become more commonplace and allow us to migrate our models over time to more unique return opportunities.

PORTFOLIO RESULTS

Performance Highlights

Please note that both absolute and relative performance among the Funds will vary due to each Fund adopting a different U.S. strategy and having a different benchmark composition (the Goldman Sachs Structured Small Cap Growth Fund targets the Russell 2000 Growth Index and the Goldman Sachs Structured Small Cap Value Fund targets the Russell 2000 Value Index). The stocks, industries and economic sectors comprising each index differ widely, and thus performance may be substantially different from one index to the next. In addition, these characteristics as well as other such as liquidity means each portfolio’s ability to gain exposure to the factors mentioned above will vary, and this can mean some factors will have differential impact across the portfolios.

■	Goldman Sachs Structured Small Cap Growth Fund — Over the one-year reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of –39.66%, –40.12%, –40.12%, –39.44% and –39.77%, respectively. These returns compare to the –37.79% average annual total return of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), over the same time period. In the period since their inception on November 30, 2007 through October 31 2008, the Fund’s Class IR and R Shares generated cumulative total returns of –34.14% and –34.40%, respectively, versus –33.26% for the Index over the same time period.

The Fund’s underperformance occurred mainly in the first half of the one-year reporting period. During that time, our investment themes drove the underperformance, with Momentum and Profitability detracting significantly. (Not all themes performed poorly. Both Quality and Valuation provided positive contributions.) During the final six months of the period, Momentum and Profitability reversed course and produced very positive returns. Quality also continued to fare well. Nevertheless, these gains were not enough to compensate for the first-half shortfall. In addition, industry exposures, such as an overweight in Life Sciences Tools and Services, hurt results over the reporting period. Stock selection within the Industrials, Information Technology and Consumer Discretionary sectors detracted the most offset somewhat by selection in Materials, Healthcare and Energy.

■	Goldman Sachs Structured Small Cap Value Fund — Over the one-year reporting period that ended October 31, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of –33.48%, –34.04%, –33.89%, –33.07% and –33.30%, respectively. These returns compare to the –30.47% average annual total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period. In the period since their inception on November 30, 2007 through October 31 2008, the Fund’s Class IR and R Shares generated cumulative total returns of –27.00% and –27.27%, respectively, versus –24.91% for the Index over the same time period.

The Fund’s underperformance was confined to the first half of the reporting period. Although Momentum and Quality drove the underperformance in the first six months, both themes bounced back nicely in the second half. Throughout the period, Profitability was a major positive contributor. Although our industry exposures detracted during the first six months, they added value thereafter. For the entire reporting period, stock

PORTFOLIO RESULTS

selection was weakest in Information Technology, Energy and Consumer Discretionary. It was strongest in the Materials sector.

In our past few letters, we have outlined some of the steps we have taken to address issues we see in the marketplace and to improve our performance relative to our benchmarks. We believe a number of these efforts have paid off, and the result has been better performance from our factors despite ongoing market dislocation. At Goldman Sachs, we believe that we have the resources, experience and expertise that are necessary to succeed in these challenging times. Our team and Goldman Sachs are committed to continuing to do everything we can to achieve better performance in the future. We thank you for your investment and will work to earn your continued confidence.

Goldman Sachs Quantitative Investment Strategies Team

New York, November 19, 2008

FUND BASICS

Structured Small Cap Growth Fund
as of October 31, 2008

PERFORMANCE REVIEW

November 1, 2007–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]

Class A	-39.66%	-37.79%
Class B	-40.12	-37.79
Class C	-40.12	-37.79
Institutional	-39.44	-37.79
Service	-39.77	-37.79

November 30,2007–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]

Class IR	-34.14%	-33.26%
Class R	-34.40	-33.26

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period Ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-26.04%	-23.23%	6/25/07
Class B	-26.19	-22.85	6/25/07
Class C	-23.04	-20.30	6/25/07
Institutional	-21.39	-19.38	6/25/07
Service	-21.84	-19.75	6/25/07
Class IR	N/A	-16.69	11/30/07
Class R	N/A	-17.00	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.16%
Class B	2.00	2.91
Class C	2.00	2.91
Institutional	0.85	1.76
Service	1.35	2.26
Class IR	1.00	1.91
Class R	1.50	2.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/085

Holding	% of Net Assets	Line of Business

Aeropostale, Inc.	1.1%	Specialty Retail
Owens & Minor, Inc.	1.0	Health Care Providers & Services
Woodward Governor Co.	1.0	Electrical Equipment
Masimo Corp.	0.9	Health Care Equipment & Supplies
Acuity Brands, Inc.	0.8	Electrical Equipment
Berry Petroleum Co.	0.8	Oil, Gas & Consumable Fuels
PDL BioPharma, Inc.	0.8	Biotechnology
Polycom, Inc.	0.8	Communications Equipment
Myriad Genetics, Inc.	0.7	Biotechnology
STERIS Corp.	0.7	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 7.3% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on June 25, 2007 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Small Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced June 25, 2007)
Excluding sales charges	–39.66%	–31.56%
Including sales charges	–42.97%	–34.36%

Class B (commenced June 25, 2007)
Excluding contingent deferred sales charges	–40.12%	–32.07%
Including contingent deferred sales charges	–43.10%	–34.09%

Class C (commenced June 25, 2007)
Excluding contingent deferred sales charges	–40.12%	–32.07%
Including contingent deferred sales charges	–40.72%	–32.07%

Institutional Class (commenced June 25, 2007)	–39.44%	–31.30%

Service Class (commenced June 25, 2007)	–39.77%	–31.56%

Class IR (commenced November 30, 2007)	n/a	–34.14%	*

Class R (commenced November 30, 2007)	n/a	–34.40%	*

*	Total returns for periods of less than one year represents cumulative total return.

FUND BASICS

Structured Small Cap Value Fund
as of October 31, 2008

PERFORMANCE REVIEW

November 1, 2008–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	-33.48%	-30.47%
Class B	-34.04	-30.47
Class C	-33.89	-30.47
Institutional	-33.07	-30.47
Service	-33.30	-30.47

November 30, 2007–October 31, 2008	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]

Class IR	-27.00	-24.91
Class R	-27.27	-24.91

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For The Period Ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-21.47%	-22.69%	6/25/07
Class B	-21.63	-22.29	6/25/07
Class C	-18.41	-19.80	6/25/07
Institutional	-16.65	-18.92	6/25/07
Service	-16.97	-19.12	6/25/07
Class IR	N/A	-10.05	11/30/07
Class R	N/A	-10.32	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class R and IR shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.53%
Class B	2.00	2.28
Class C	2.00	2.28
Institutional	0.85	1.13
Service	1.35	1.63
Class IR	1.00	1.28
Class R	1.50	1.78

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/085

Holding	% of Net Assets	Line of Business

Portland General Electric Co.	1.7%	Electric Utilities
New Jersey Resources Corp.	1.6	Gas Utilities
IPC Holdings Ltd.	1.4	Insurance
Realty Income Corp.	1.3	Real Estate Investment Trusts
First Bancorp	1.2	Commercial Banks
Umpqua Holdings Corp.	1.0	Commercial Banks
Aspen Insurance Holdings Ltd.	0.9	Insurance
Casey’s General Stores, Inc.	0.9	Food & Staples Retailing
LTC Properties, Inc.	0.9	Real Estate Investment Trusts
OMEGA Healthcare Investors, Inc.	0.9	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 10/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding securities lending collateral, if any). Securities lending collateral represents 12.8% of the Fund’s net assets at October 31, 2008.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Performance Summary
October 31, 2008

The following graph shows the value, as of October 31, 2008, of a $10,000 investment made on June 25, 2007 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Structured Small Cap Value Fund’s Lifetime Performance

Performance of a $10,000 Investment with distributions reinvested from June 25, 2007 through October 31, 2008.

Average Annual Total Return through October 31, 2008	One Year	Since Inception

Class A (commenced June 25, 2007)
Excluding sales charges	–33.48%	–29.96%
Including sales charges	–37.13%	–32.83%

Class B (commenced June 25, 2007)
Excluding contingent deferred sales charges	–34.04%	–30.55%
Including contingent deferred sales charges	–37.33%	–32.61%

Class C (commenced June 25, 2007)
Excluding contingent deferred sales charges	–33.89%	–30.44%
Including contingent deferred sales charges	–34.55%	–30.44%

Institutional Class (commenced June 25, 2007)	–33.07%	–29.58%

Service Class (commenced June 25, 2007)	–33.30%	–29.83%

Class IR (commenced November 30, 2007)	n/a	–27.00%	*

Class R (commenced November 30, 2007)	n/a	–27.27%	*

*	Total returns for periods of less than one year represents cumulative total return.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 58.5%

Aerospace & Defense – 1.3%
600	General Dynamics Corp.	$36,192
17,000	Honeywell International, Inc.	517,650
15,400	The Boeing Co.	804,958
6,662	United Technologies Corp.	366,144

		1,724,945

Air Freight & Logistics – 0.2%
200	C.H. Robinson Worldwide, Inc.	10,356
1,600	Expeditors International of Washington, Inc.	52,240
2,700	FedEx Corp.	176,499

		239,095

Airlines* – 0.1%
8,050	Delta Air Lines, Inc.	88,389

Auto Components – 0.2%
1,500	Autoliv, Inc.	32,040
10,400	Johnson Controls, Inc.	184,392
1,200	The Goodyear Tire & Rubber Co.*	10,704

		227,136

Automobiles*(a) – 0.0%
30,300	Ford Motor Co.	66,357

Beverages – 2.2%
29,022	Anheuser-Busch Cos., Inc.(b)	1,800,235
9,100	PepsiCo, Inc.	518,791
15,700	The Coca-Cola Co.	691,742

		3,010,768

Biotechnology* – 1.0%
11,800	Amgen, Inc.	706,702
1,300	Amylin Pharmaceuticals, Inc.	13,273
2,600	Biogen Idec, Inc.	110,630
4,000	Celgene Corp.	257,040
2,000	Genentech, Inc.	165,880
1,200	Genzyme Corp.	87,456

		1,340,981

Building Products – 0.1%
17,400	Masco Corp.	176,610

Capital Markets – 1.6%
3,800	American Capital Ltd.(a)	53,390
6,300	Ameriprise Financial, Inc.	136,080
15,000	Bank of New York Mellon Corp.	489,000
3,100	Jefferies Group, Inc.	49,073
4,100	Legg Mason, Inc.	90,979
20,400	Merrill Lynch & Co., Inc.	379,236
5,800	MF Global Ltd.*(a)	22,620
4,300	Northern Trust Corp.	242,133
600	Raymond James Financial, Inc.	13,974
6,310	State Street Corp.	273,538
5,800	TD Ameritrade Holding Corp.*	77,082
18,500	The Charles Schwab Corp.	353,720

		2,180,825

Chemicals – 1.2%
200	Air Products & Chemicals, Inc.	11,626
11,000	Chemtura Corp.	19,030
16,500	E.I. du Pont de Nemours & Co.	528,000
5,600	Monsanto Co.	498,288
2,800	Praxair, Inc.	182,420
15,200	The Dow Chemical Co.	405,384
700	The Mosaic Co.	27,587

		1,672,335

Commercial Banks – 2.1%
3,100	BB&T Corp.	111,135
5,600	Fifth Third Bancorp	60,760
3,200	First Horizon National Corp.	38,112
4,500	Huntington Bancshares, Inc.	42,525
3,500	KeyCorp	42,805
1,300	Marshall & Ilsley Corp.	23,439
1,800	PNC Financial Services Group, Inc.	120,006
1,000	Popular, Inc.	7,600
8,600	Regions Financial Corp.	95,374
4,100	SunTrust Banks, Inc.	164,574
11,000	U.S. Bancorp	327,910
51,150	Wells Fargo & Co.	1,741,657
900	Zions Bancorp	34,299

		2,810,196

Commercial Services & Supplies – 0.3%
1,700	Steelcase, Inc.	15,810
12,750	Waste Management, Inc.	398,182

		413,992

Communications Equipment – 1.3%
1,100	Ciena Corp.*	10,571
11,307	Cisco Systems, Inc.*	200,925
300	CommScope, Inc.*	4,413
27,300	Corning, Inc.	295,659
700	Harris Corp.	25,165
6,200	Juniper Networks, Inc.*	116,188
54,100	Motorola, Inc.	290,517
20,000	QUALCOMM, Inc.	765,200

		1,708,638

Computers & Peripherals – 2.9%
9,005	Apple, Inc.*(b)	968,848
21,500	Dell, Inc.*	261,225
9,350	Diebold, Inc.	277,882
24,450	Hewlett-Packard Co.	935,946
16,200	International Business Machines Corp.	1,506,114
1,600	SanDisk Corp.*	14,224

		3,964,239

Construction & Engineering – 0.1%
2,900	Fluor Corp.	115,797

Construction Materials(a) – 0.1%
3,400	Vulcan Materials Co.	184,552

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)
Construction Materials(a) – (continued)

Consumer Finance – 0.5%
15,500	American Express Co.	$426,250
4,900	Capital One Financial Corp.	191,688
2,200	Discover Financial Services	26,950

		644,888

Diversified Consumer Services* – 0.0%
500	Apollo Group, Inc.	34,755

Diversified Financial Services – 2.9%
57,575	Bank of America Corp.	1,391,588
52,201	Citigroup, Inc.	712,544
1,000	CME Group, Inc.	282,150
34,761	JPMorgan Chase & Co.	1,433,891
2,600	The Nasdaq OMX Group, Inc.*	84,396

		3,904,569

Diversified Telecommunication Services – 2.2%
72,750	AT&T, Inc.(b)	1,947,517
3,600	Embarq Corp.	108,000
21,500	Verizon Communications, Inc.	637,905
39,000	Windstream Corp.	292,890

		2,986,312

Electric Utilities – 1.3%
1,200	American Electric Power Co., Inc.	39,156
22,840	Duke Energy Corp.	374,119
3,500	Entergy Corp.	273,175
7,000	Exelon Corp.	379,680
2,800	FPL Group, Inc.	132,272
3,300	Progress Energy, Inc.	129,921
12,710	Southern Co.	436,462

		1,764,785

Electrical Equipment – 0.5%
1,300	Cooper Industries Ltd.	40,235
15,500	Emerson Electric Co.	507,315
300	First Solar, Inc.*	43,110
800	General Cable Corp.*	13,664
3,900	Rockwell Automation, Inc.	107,937

		712,261

Electronic Equipment, Instruments & Components – 0.0%
4,000	Flextronics International Ltd.*	16,720
1,100	Jabil Circuit, Inc.	9,251
1,800	Tyco Electronics Ltd.	34,992

		60,963

Energy Equipment & Services – 1.1%
2,400	BJ Services Co.	30,840
400	Diamond Offshore Drilling, Inc.	35,520
23,000	Halliburton Co.	455,170
1,000	Hercules Offshore, Inc.*	7,290
8,200	National-Oilwell Varco, Inc.*	245,098
5,200	Transocean, Inc.*	428,116
14,600	Weatherford International Ltd.*	246,448

		1,448,482

Food & Staples Retailing – 1.1%
900	Costco Wholesale Corp.	51,309
4,900	CVS Caremark Corp.	150,185
2,200	SUPERVALU, Inc.	31,328
20,381	Wal-Mart Stores, Inc.	1,137,464
6,500	Walgreen Co.	165,490

		1,535,776

Food Products – 1.8%
600	Archer-Daniels-Midland Co.	12,438
2,180	Campbell Soup Co.	82,731
15,190	General Mills, Inc.	1,028,971
29,300	The J. M. Smucker Co.(a)	1,305,608

		2,429,748

Health Care Equipment & Supplies – 0.7%
5,300	Baxter International, Inc.	320,597
1,300	Becton, Dickinson & Co.	90,220
18,900	Boston Scientific Corp.*	170,667
4,870	Covidien Ltd.	215,692
3,490	Medtronic, Inc.	140,752

		937,928

Health Care Providers & Services – 0.9%
5,800	Aetna, Inc.	144,246
2,000	Cardinal Health, Inc.	76,400
3,400	CIGNA Corp.	55,420
3,680	Express Scripts, Inc.*	223,045
1,800	Humana, Inc.*	53,262
5,000	Medco Health Solutions, Inc.*	189,750
1,300	Tenet Healthcare Corp.*	5,694
15,300	UnitedHealth Group, Inc.	363,069
4,800	WellPoint, Inc.*	186,576

		1,297,462

Hotels, Restaurants & Leisure – 0.8%
800	Darden Restaurants, Inc.	17,736
4,100	International Game Technology	57,400
3,700	Las Vegas Sands Corp.*(a)	52,503
2,900	Marriott International, Inc.	60,523
13,900	McDonald’s Corp.	805,227
1,600	MGM MIRAGE*(a)	26,336
700	Royal Caribbean Cruises Ltd.	9,492

		1,029,217

Household Durables – 0.3%
2,600	Centex Corp.	31,850
7,800	D.R. Horton, Inc.	57,564
6,500	Garmin Ltd.*	145,925
12,400	Leggett & Platt, Inc.	215,264

		450,603

Household Products – 1.3%
1,890	Colgate-Palmolive Co.	118,616
25,700	The Procter & Gamble Co.	1,658,678

		1,777,294

Independent Power Producers & Energy Traders – 0.1%
3,200	Constellation Energy Group, Inc.	77,472

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Independent Power Producers & Energy Traders – (continued)

Industrial Conglomerates – 1.8%
108,698	General Electric Co.	$2,120,698
5,600	Textron, Inc.	99,120
7,100	Tyco International Ltd.	179,488

		2,399,306

Insurance – 1.3%
7,950	Arthur J. Gallagher & Co.	193,662
1,000	Assurant, Inc.	25,480
10,200	Genworth Financial, Inc.	49,368
7,700	Lincoln National Corp.	132,748
15,250	Marsh & McLennan Cos., Inc.	447,130
200	Nationwide Financial Services, Inc.	9,462
8,300	Principal Financial Group, Inc.	157,617
9,800	Prudential Financial, Inc.	294,000
2,900	The Allstate Corp.	76,531
5,500	The Hartford Financial Services Group, Inc.	56,760
2,200	The Travelers Cos., Inc.	93,610
7,000	Unum Group	110,250
6,500	XL Capital Ltd.	63,050

		1,709,668

Internet Software & Services* – 1.0%
12,200	eBay, Inc.	186,294
2,600	Google, Inc.	934,336
17,300	Yahoo!, Inc.	221,786

		1,342,416

IT Services – 0.5%
700	Accenture Ltd.	23,135
1,000	Cognizant Technology Solutions Corp.*	19,200
1,200	MasterCard, Inc.	177,384
8,370	Paychex, Inc.	238,880
1,700	Visa, Inc.	94,095
8,300	Western Union Co.	126,658

		679,352

Leisure Equipment & Products – 0.6%
1,700	Eastman Kodak Co.	15,606
1,440	Hasbro, Inc.	41,861
48,800	Mattel, Inc.	732,976

		790,443

Life Sciences Tools & Services* – 0.1%
1,700	Thermo Fisher Scientific, Inc.	69,020

Machinery – 0.7%
3,600	Cummins, Inc.	93,060
7,300	Deere & Co.	281,488
700	Dover Corp.	22,239
3,700	Eaton Corp.	165,020
4,500	Illinois Tool Works, Inc.	150,255
9,100	Ingersoll-Rand Co. Ltd.	167,895
100	ITT Corp.	4,450
2,600	Oshkosh Corp.	19,916

1,300	Parker Hannifin Corp.	50,401
400	Trinity Industries, Inc.	6,752

		961,476

Media – 1.4%
1,500	CBS Corp. Class B	14,565
30,500	Comcast Corp.	480,680
3,100	Comcast Corp. Special Class A	47,802
15,600	Gannett Co., Inc.	171,600
1,600	News Corp.	17,024
5,100	The McGraw-Hill Cos., Inc.	136,884
900	The New York Times Co.	9,000
28,100	The Walt Disney Co.	727,790
26,000	Time Warner, Inc.	262,340

		1,867,685

Metals & Mining – 0.8%
16,200	Alcoa, Inc.	186,462
4,500	Freeport-McMoRan Copper & Gold, Inc. Class B	130,950
4,500	Newmont Mining Corp.	118,530
5,600	Nucor Corp.	226,856
27,200	Southern Copper Corp.	396,032
1,700	Steel Dynamics, Inc.	20,264
1,800	United States Steel Corp.	66,384

		1,145,478

Multi-Utilities – 0.8%
4,100	Ameren Corp.	133,045
11,300	CenterPoint Energy, Inc.	130,176
6,670	Consolidated Edison, Inc.	288,944
4,400	Dominion Resources, Inc.	159,632
12,300	NiSource, Inc.	159,408
6,900	PG&E Corp.	253,023
800	Public Service Enterprise Group, Inc.	22,520

		1,146,748

Multiline Retail – 0.5%
4,700	J.C. Penney Co., Inc.	112,424
2,700	Kohl’s Corp.*	94,851
24,500	Macy’s, Inc.	301,105
8,000	Nordstrom, Inc.	144,720
1,100	Sears Holdings Corp.*(a)	63,514

		716,614

Office Electronics – 0.0%
6,300	Xerox Corp.	50,526

Oil, Gas & Consumable Fuels – 6.7%
8,100	Anadarko Petroleum Corp.	285,930
4,600	Apache Corp.	378,718
8,500	Chesapeake Energy Corp.	186,745
6,214	Chevron Corp.	463,565
22,200	ConocoPhillips	1,154,844
3,100	CONSOL Energy, Inc.	97,309
6,000	Devon Energy Corp.	485,160
10,000	El Paso Corp.	97,000
2,200	EOG Resources, Inc.	178,024

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

53,802	Exxon Mobil Corp.	$3,987,804
500	Frontier Oil Corp.	6,605
4,500	Hess Corp.	270,945
13,200	Marathon Oil Corp.	384,120
1,600	Massey Energy Co.	36,944
1,300	Patriot Coal Corp.*	20,579
4,200	Peabody Energy Corp.	144,942
900	Pioneer Natural Resources Co.	25,047
1,700	Quicksilver Resources, Inc.*	17,799
2,700	Southwestern Energy Co.*	96,174
2,800	Sunoco, Inc.	85,400
2,600	Tesoro Corp.	25,142
10,100	The Williams Cos., Inc.	211,797
11,300	Valero Energy Corp.	232,554
7,200	XTO Energy, Inc.	258,840

		9,131,987

Paper & Forest Products – 0.1%
5,100	Weyerhaeuser Co.	194,922

Pharmaceuticals – 5.3%
13,340	Abbott Laboratories	735,701
49,300	Bristol-Myers Squibb Co.	1,013,115
14,400	Eli Lilly & Co.	487,008
23,800	Johnson & Johnson	1,459,892
24,600	Merck & Co., Inc.	761,370
119,878	Pfizer, Inc.	2,123,039
17,300	Schering-Plough Corp.	250,677
13,200	Wyeth	424,776

		7,255,578

Professional Services – 0.0%
200	Manpower, Inc.	6,226

Real Estate Investment Trusts – 0.6%
1,100	Boston Properties, Inc.	77,997
2,600	Developers Diversified Realty Corp.	34,242
8,300	General Growth Properties, Inc.	34,362
900	HCP, Inc.	26,937
800	Kimco Realty Corp.	18,064
6,700	ProLogis	93,800
100	Public Storage	8,150
4,950	Simon Property Group, Inc.	331,799
200	SL Green Realty Corp.	8,408
1,700	Vornado Realty Trust	119,935

		753,694

Real Estate Management & Development – 0.0%
600	Forest City Enterprises, Inc.	7,134

Road & Rail – 1.1%
5,700	Avis Budget Group, Inc.*	9,348
4,400	Burlington Northern Santa Fe Corp.	391,864
5,400	CSX Corp.	246,888
5,600	Hertz Global Holdings, Inc.*	40,264

5,600	Norfolk Southern Corp.	335,664
7,000	Union Pacific Corp.	467,390

		1,491,418

Semiconductors & Semiconductor Equipment – 1.2%
16,700	Advanced Micro Devices, Inc.*	58,450
400	Altera Corp.	6,940
5,500	Analog Devices, Inc.	117,480
27,100	Applied Materials, Inc.	349,861
900	Cypress Semiconductor Corp.*	4,509
14,100	Intel Corp.	225,600
1,300	KLA-Tencor Corp.	30,225
1,000	Marvell Technology Group Ltd.*	6,960
3,800	MEMC Electronic Materials, Inc.*	69,844
17,200	Micron Technology, Inc.*	81,012
7,200	National Semiconductor Corp.	94,824
26,900	Texas Instruments, Inc.	526,164
5,100	Xilinx, Inc.	93,942

		1,665,811

Software – 2.1%
200	Autodesk, Inc.*	4,262
88,840	Microsoft Corp.	1,983,797
45,400	Oracle Corp.*	830,366

		2,818,425

Specialty Retail – 0.7%
3,300	Best Buy Co., Inc.	88,473
14,500	Foot Locker, Inc.	211,990
15,200	Lowe’s Cos., Inc.	329,840
5,800	Office Depot, Inc.*	20,880
4,200	RadioShack Corp.	53,172
2,700	Staples, Inc.	52,461
9,100	The Home Depot, Inc.	214,669
1,700	The TJX Cos., Inc.	45,492

		1,016,977

Thrifts & Mortgage Finance – 0.1%
2,890	Capitol Federal Financial	134,414
8,400	Sovereign Bancorp, Inc.*	24,360

		158,774

Tobacco – 0.7%
22,100	Altria Group, Inc.	424,099
13,400	Philip Morris International, Inc.	582,498
200	Reynolds American, Inc.	9,792

		1,016,389

Wireless Telecommunication Services – 0.2%
2,200	American Tower Corp.*	71,081
1,700	Clearwire Corp.*	14,739
600	MetroPCS Communications, Inc.*	8,244
1,400	NII Holdings, Inc.*	36,064
1,000	SBA Communications Corp.*	20,990

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Wireless Telecommunication Services – (continued)

50,000	Sprint Nextel Corp.	$156,500
300	Telephone & Data Systems, Inc.	8,055

		315,673

TOTAL COMMON STOCKS
(Cost $81,558,840)		$79,729,110

	Principal	Interest		Maturity
	Amount	Rate		Date	Value

Corporate Bonds – 8.1%

	Aerospace/Defense(c) – 0.0%
	Alliant Techsystems, Inc.
$	$62,000	6.750%		04/01/16	$51,460

	Automotive – 0.1%
	General Motors Acceptance Corp.
	125,000	6.875		09/15/11	71,250

	Banks – 1.5%
	ANZ Capital Trust I(c)(d)
	175,000	4.484		01/29/49	142,152
	Astoria Financial Corp.(c)
	150,000	5.750		10/15/12	124,116
	Bank of America Corp.(c)(e)
	275,000	8.000		12/29/49	205,895
	Citigroup, Inc.
	300,000	5.850		07/02/13	276,052
	50,000	8.400	(c)(e)	04/29/49	34,755
	GreenPoint Bank
	125,000	9.250		10/01/10	118,938
	HBOS Capital Funding LP(c)(d)(e)
	225,000	6.071		06/29/49	98,872
	JPMorgan Chase & Co.(c)(e)
	225,000	7.900		04/29/49	182,349
	Popular North America, Inc.
	25,000	5.650		04/15/09	24,463
	Resona Bank Ltd.(c)(d)(e)
	EUR 175,000	4.125		09/27/49	168,217
	$175,000	5.850		09/29/49	110,584
	Royal Bank of Scotland Group PLC(c)
	125,000	9.118		03/31/49	115,759
	125,000	6.990	(d)(e)	10/29/49	70,000
	VTB Capital SA(f)
	260,000	6.875		05/29/18	150,800
	Wachovia Corp.
	50,000	5.500		05/01/13	46,943
	Wells Fargo Capital XIII(c)(e)
	100,000	7.700		12/29/49	81,754
	Wells Fargo Capital XV(c)(e)
	125,000	9.750		12/29/49	121,250

					2,072,899

	Brokerage – 0.6%
	Merrill Lynch & Co., Inc.
	100,000	6.400		08/28/17	89,500

	Morgan Stanley & Co.(c)
	$400,000	6.625		04/01/18	332,790
	The Bear Stearns Co., Inc.
	425,000	7.250		02/01/18	398,568

					820,858

	Electric(c) – 0.6%
	Arizona Public Service Co.
	100,000	5.800		06/30/14	83,000
	150,000	6.250		08/01/16	121,281
	CenterPoint Energy, Inc. Series B
	25,000	7.250		09/01/10	24,294
	Commonwealth Edison Co.
	175,000	5.400		12/15/11	159,149
	MidAmerican Energy Holdings Co.
	25,000	5.950		05/15/37	17,661
	Nevada Power Co. Series L
	100,000	5.875		01/15/15	88,342
	Progress Energy, Inc.
	100,000	5.625		01/15/16	82,509
	75,000	7.000		10/30/31	57,560
	The AES Corp.
	125,000	9.500		06/01/09	119,375

					753,171

	Energy(c) – 0.5%
	Canadian Natural Resources Ltd.
	50,000	5.150		02/01/13	45,242
	100,000	5.700		05/15/17	78,250
	75,000	6.500		02/15/37	50,066
	EnCana Corp.
	200,000	6.500		02/01/38	138,727
	Kerr-McGee Corp.
	175,000	6.950		07/01/24	138,785
	Transocean, Inc.
	125,000	6.800		03/15/38	98,131
	Valero Energy Corp.
	175,000	6.625		06/15/37	124,325

					673,526

	Entertainment – 0.0%
	Time Warner Entertainment Co.
	25,000	8.375		03/15/23	22,516

	Financial – 0.1%
	International Lease Finance Corp.
	100,000	4.950		02/01/11	69,318

	Food & Beverage(c)(d) – 0.2%
	Cargill, Inc.
	250,000	5.200		01/22/13	227,252

	Gaming(c) – 0.1%
	Harrah’s Operating Co., Inc.
	175,000	5.500		07/01/10	91,000
	MGM Mirage, Inc.
	50,000	8.500		09/15/10	34,500

					125,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Corporate Bonds – (continued)
	Gaming(c) – (continued)

	Life Insurance(c) – 0.3%
	Americo Life, Inc.(d)
$	$50,000	7.875%	05/01/13	$48,797
	Lincoln National Corp.(e)
	275,000	7.000	05/17/66	129,250
	Phoenix Life Insurance Co.(d)
	125,000	7.150	12/15/34	109,855
	Reinsurance Group of America, Inc.(e)
	75,000	6.750	12/15/65	49,792

				337,694

	Media-Cable – 0.6%
	Comcast Cable Communications Holdings, Inc.
	125,000	10.625	07/15/12	129,777
	125,000	9.455	11/15/22	124,403
	Cox Communications, Inc.(c)(d)
	275,000	6.250	06/01/18	224,378
	Rogers Communications, Inc.(c)
	50,000	6.800	08/15/18	43,752
	Time Warner Cable, Inc.(c)
	300,000	5.400	07/02/12	268,914

				791,224

	Media-Non Cable(c) – 0.3%
	EchoStar DBS Corp.
	125,000	7.125	02/01/16	100,625
	Idearc, Inc.
	125,000	8.000	11/15/16	18,125
	News America, Inc.
	225,000	6.650	11/15/37	177,097
	Thomson Reuters Corp.
	150,000	6.500	07/15/18	126,116

				421,963

	Metals & Mining(c) – 0.3%
	ArcelorMittal(d)

	225,000	6.125	06/01/18	155,037
	Evraz Group SA

	100,000	9.500	04/24/18	39,000
	GrafTech Finance, Inc.

	13,000	10.250	02/15/12	13,341
	Inco Ltd.

	200,000	5.700	10/15/15	158,370
	Xstrata Canada Corp.

	75,000	7.250	07/15/12	68,348

				434,096

	Noncaptive-Financial – 0.3%
	Countrywide Home Loans, Inc.
	25,000	6.250	04/15/09	24,498
	100,000	5.625	07/15/09	96,793
	100,000	4.125	09/15/09	96,000
	Nelnet, Inc.(c)(e)
	150,000	7.400	09/29/36	76,018
	SLM Corp.
	200,000	5.450	04/25/11	149,881

				443,190

	Packaging(c)(e) – 0.1%
	Impress Holdings BV
	EUR 125,000	8.443	09/15/13	108,337

	Pipelines – 0.5%
	Boardwalk Pipelines LP(c)
$	$175,000	5.875	11/15/16	140,183
	El Paso Natural Gas Co.
	75,000	7.500	11/15/26	54,975
	Energy Transfer Partners LP(c)
	250,000	5.950	02/01/15	205,115
	Enterprise Products Operating LP(c)(e)
	100,000	8.375	08/01/66	74,005
	100,000	7.034	01/15/68	67,608
	ONEOK Partners LP(c)
	100,000	6.650	10/01/36	67,904
	100,000	6.850	10/15/37	69,560
	Tennessee Gas Pipeline Co.(c)
	50,000	7.000	10/15/28	35,952

				715,302

	Property/Casualty Insurance – 0.5%
	Arch Capital Group Ltd.(c)
	100,000	7.350	05/01/34	69,878
	Aspen Insurance Holdings Ltd.(c)
	100,000	6.000	08/15/14	85,798
	Catlin Insurance Co. Ltd.(c)(d)(e)
	75,000	7.249	12/31/49	18,588
	CNA Financial Corp.
	30,000	6.950	01/15/18	21,686
	50,000	7.250	11/15/23	36,065
	Endurance Specialty Holdings Ltd.(c)
	100,000	6.150	10/15/15	77,825
	PartnerRe Finance(c)(e)
	25,000	6.440	12/01/66	12,433
	QBE Insurance Group Ltd.(c)(d)(e)
	225,000	5.647	07/01/23	226,380
	Swiss Re Capital I LP(c)(d)(e)
	125,000	6.854	05/29/49	68,468
	The Chubb Corp.(c)(e)
	100,000	6.375	03/29/67	63,861

				680,982

	Real Estate Investment Trusts – 0.4%
	Arden Realty, Inc.
	75,000	9.150	03/01/10	76,432
	iStar Financial, Inc.(c)
	75,000	5.650	09/15/11	29,625
	50,000	6.500	12/15/13	19,000
	iStar Financial, Inc. Series B(c)
	50,000	5.125	04/01/11	21,000
	75,000	5.700	03/01/14	28,500
	Reckson Operating Partnership LP(c)
	25,000	7.750	03/15/09	24,713
	92,000	5.150	01/15/11	84,965
	Simon Property Group LP(c)
	125,000	6.125	05/30/18	89,003

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2008

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Corporate Bonds – (continued)
	Real Estate Investment Trusts – (continued)

	Westfield Capital Corp.(c)(d)
$	$125,000	5.125%	11/15/14	$100,094
	Westfield Group(c)(d)
	150,000	5.400	10/01/12	130,753

				604,085

	Technology(c) – 0.1%
	Fiserv, Inc.
	175,000	6.125	11/20/12	155,362

	Tobacco – 0.2%
	Philip Morris International, Inc.
	250,000	5.650	05/16/18	213,864

	Transportation(c) – 0.0%
	CSX Corp.
	25,000	6.250	03/15/18	20,124

	Wireless Telecommunications(c) – 0.2%
	AT&T, Inc.
	225,000	6.400	05/15/38	180,060
	Sprint Capital Corp.
	175,000	7.625	01/30/11	146,087

				326,147

	Wirelines Telecommunications – 0.6%
	Ameritech Capital Funding
	50,000	6.250	05/18/09	50,548
	Deutsche Telekom International Finance BV
	125,000	8.750	06/15/30	109,602
	Qwest Corp.(c)
	50,000	8.875	03/15/12	44,125
	Telecom Italia Capital(c)
	225,000	4.950	09/30/14	157,491
	150,000	7.721	06/04/38	102,072
	TPSA Finance BV(d)
	175,000	7.750	12/10/08	175,510
	Verizon Communications, Inc.(c)
	125,000	6.400	02/15/38	96,618
	Windstream Corp.(c)
	125,000	8.625	08/01/16	94,375

				830,341

	TOTAL CORPORATE BONDS
	(Cost $14,155,122)			$10,970,461

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Mortgage-Backed Obligations – 29.0%

	Collateralized Mortgage Obligations – 8.4%
	Adjustable Rate Non-Agency(e) – 5.4%
	Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$	$28,953	4.523%	04/25/34	$21,758

	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
	$57,446	5.057	06/25/35	41,078
	Bear Stearns Alternative-A Trust II Series 2007-1, Class 1A1
	873,076	6.208	09/25/47	504,520
	Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
	788,141	4.133	02/25/37	638,869
	Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	297,188	3.559	08/25/35	161,688
	Countrywide Alternative Loan Trust Series 2005-38, Class A3
	340,552	3.609	09/25/35	188,099
	Countrywide Home Loan Trust Series 2004-HYB6, Class A2
	30,648	4.545	11/20/34	20,521
	Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
	53,967	4.898	08/20/35	34,039
	Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
	639,644	5.423	09/25/35	410,878
	JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	457,028	3.519	01/25/36	275,158
	JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	746,813	4.746	07/25/35	614,480
	Lehman XS Trust Series 2005-7N, Class 1A1A
	248,644	3.529	12/25/35	141,448
	Lehman XS Trust Series 2007-16N, Class 2A2
	951,825	4.109	09/25/47	456,554
	Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
	12,970	3.639	11/25/34	7,419
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	556,332	3.665	01/25/46	294,888
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
	33,381	4.380	05/25/34	21,897
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
	356,335	4.698	06/25/34	285,600
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	38,161	5.450	11/25/34	26,951
	Structured Asset Securities Corp. Series 2003-34A, Class 3A3
	123,557	5.122	11/25/33	95,927
	Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
	49,807	4.243	06/25/34	39,876
	Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR08, Class 2A1A
	377,248	3.549	07/25/45	224,794
	Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
	589,663	3.579	08/25/45	350,705
	Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
	334,620	3.529	12/25/45	188,547

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(e) – (continued)

	Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
$	$848,109	6.602%	12/28/37	$506,252
	Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
	694,755	5.035	04/25/35	545,555
	Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
	285,393	5.251	10/25/35	222,480
	Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
	709,421	5.001	10/25/35	546,662
	Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
	658,934	5.594	07/25/36	432,217

				7,298,860

	Interest Only(g) – 0.2%
	ABN AMRO Mortgage Corp. Series 2003-8, Class A2
	198,751	5.500	06/25/33	18,794
	Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2(d)(e)
	2,196,876	1.144	03/13/40	51,595
	CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
	6,647	5.500	06/25/33	157
	CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
	276,895	5.250	07/25/33	29,028
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)
	86,709	0.000	07/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)
	107,205	0.000	08/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP(d)(e)
	1,257,347	1.699	05/15/38	29,047
	FHLMC REMIC Series 2575, Class IB
	124,659	5.500	08/15/30	9,239
	FNMA REMIC Series 2004-47, Class EI(e)(i)
	247,238	0.000	06/25/34	5,898
	FNMA REMIC Series 2004-62, Class DI(e)(i)
	143,657	0.000	07/25/33	4,500
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
	83,579	0.120	08/25/33	398
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
	32,516	0.320	07/25/33	291
	Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2(d)(e)
	2,728,044	1.425	02/11/36	71,017
	Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(e)
	490,058	0.478	02/25/34	5

				219,969

	Inverse Floaters(e) – 0.2%
	FNMA REMIC Series 1993-248, Class SA
	$126,766	5.679	08/25/23	118,363
	GNMA Series 2001-48, Class SA
	23,324	11.964	10/16/31	28,916
	GNMA Series 2001-51, Class SA
	36,600	13.135	10/16/31	49,298
	GNMA Series 2001-51, Class SB
	45,930	11.964	10/16/31	57,532
	GNMA Series 2001-59, Class SA
	35,532	11.802	11/16/24	43,744
	GNMA Series 2002-13, Class SB
	14,914	16.713	02/16/32	20,167

				318,020

	Regular Floater(e)(i) – 0.1%
	FHLMC REMIC Series 3038, Class XA
	70,259	0.000	09/15/35	54,919
	FHLMC REMIC Series 3325, Class SX
	88,704	0.000	06/15/37	81,355

				136,274

	Sequential Fixed Rate – 2.5%
	Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
	527,183	6.000	08/25/37	358,354
	First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
	576,360	7.202	10/15/32	566,583
	GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4(e)
	1,000,000	5.334	11/10/45	796,133
	GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
	1,000,000	6.278	11/15/39	946,605
	LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4(e)
	1,000,000	5.197	11/15/30	796,037

				3,463,712

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $15,539,285)			$11,436,835

	Federal Agencies – 20.6%
	Adjustable Rate FHLMC(e) – 0.4%
	560,720	4.569	08/01/35	546,903

	Adjustable Rate FNMA(e) – 1.2%
	20,693	5.290	09/01/32	20,980
	231,576	4.338	12/01/33	232,214
	374,397	4.215	01/01/34	374,377
	557,397	4.250	02/01/34	558,691
	444,216	4.595	01/01/35	443,045

				1,629,307

	Adjustable Rate GNMA(e) – 0.7%
	20,872	5.375	06/20/23	20,873
	9,058	5.625	07/20/23	8,949
	9,268	5.625	08/20/23	9,156

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(e) – (continued)

$25,035	5.625%	09/20/23		$24,753
7,163	5.375	03/20/24		7,130
65,689	5.375	04/20/24		65,664
7,759	5.375	05/20/24		7,760
64,792	5.375	06/20/24		64,768
34,391	5.625	07/20/24		33,983
48,160	5.625	08/20/24		47,616
15,641	5.625	09/20/24		15,456
18,564	5.125	11/20/24		18,333
15,944	5.125	12/20/24		15,745
13,490	5.375	01/20/25		13,417
6,418	5.375	02/20/25		6,388
22,932	5.375	05/20/25		22,904
15,691	5.625	07/20/25		15,479
8,586	5.375	02/20/26		8,539
434	5.625	07/20/26		428
24,791	5.375	01/20/27		24,669
7,949	5.375	02/20/27		7,908
68,269	5.375	04/20/27		68,159
7,893	5.375	05/20/27		7,891
7,628	5.375	06/20/27		7,621
2,481	5.125	11/20/27		2,449
9,763	5.125	12/20/27		9,610
20,924	5.375	01/20/28		20,795
7,083	5.250	02/20/28		7,030
8,121	5.375	03/20/28		8,070
43,864	5.625	07/20/29		43,167
16,459	5.625	08/20/29		16,197
5,774	5.625	09/20/29		5,706
20,887	5.125	10/20/29		20,555
26,800	5.125	11/20/29		26,471
6,776	5.125	12/20/29		6,667
8,884	5.250	01/20/30		8,807
4,404	5.250	02/20/30		4,369
17,334	5.250	03/20/30		17,152
28,346	5.375	04/20/30		28,272
72,388	5.375	05/20/30		72,171
6,769	5.375	06/20/30		6,757
58,024	5.625	07/20/30		57,195
8,991	5.625	09/20/30		8,852
18,455	4.875	10/20/30		18,039

				911,920

FHLMC – 1.9%
63,590	8.000	07/01/15		67,823
15,492	7.000	12/01/15		16,328
72,619	6.500	07/01/16		74,191
31,993	7.500	03/01/27		33,994
114,647	6.500	12/01/29		117,544
129,099	7.000	04/01/31		133,924
174,587	7.000	07/01/32		180,556
957,251	6.500	01/01/33		977,396
579,434	6.500	04/01/34		589,445
157,546	5.500	05/01/37		153,729
186,947	5.500	03/01/38		182,417

				2,527,347

FNMA – 16.4%
24,186	7.000	01/01/16		25,503
709,188	4.500	06/01/18		683,327
1,326,959	4.500	08/01/18		1,278,569
714,187	4.000	09/01/18		675,847
639,492	5.000	06/01/19		630,701
401,925	6.000	09/01/19		406,668
505,704	6.000	12/01/20		511,671
213,984	5.000	12/01/22		209,339
781,041	5.000	05/01/23		764,006
59,241	7.000	11/01/30		61,363
110,296	7.500	03/01/31		114,595
697,983	6.000	04/01/35		699,692
302,016	6.000	11/01/35		302,859
3,132,141	5.000	01/01/36		2,970,118
211,137	6.000	04/01/36		211,159
288,646	6.500	09/01/36		292,768
503,484	6.500	11/01/36		510,675
198,592	6.500	03/01/37		201,429
913,993	7.000	03/01/37		944,581
266,979	6.000	04/01/37		266,991
232,523	6.000	05/01/37		232,534
107,929	6.000	06/01/37		107,934
422,569	6.000	09/01/37		422,590
1,470,354	7.500	10/01/37		1,521,341
67,020	5.500	01/01/38		65,515
133,775	5.500	02/01/38		130,758
504,185	5.500	03/01/38		492,815
1,224,977	5.500	04/01/38		1,197,515
122,386	6.000	05/01/38		122,392
992,338	5.000	06/01/38		940,385
544,707	6.000	06/01/38		544,678
1,032,724	6.000	07/01/38		1,032,670
54,668	6.000	08/01/38		54,665
940,525	6.000	09/01/38		940,475
2,000,000	4.500	TBA-15yr	(j)	1,903,124
1,000,000	5.000	TBA-15yr	(j)	947,188

				22,418,440

TOTAL FEDERAL AGENCIES
(Cost $28,297,982)				$28,033,917

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $43,837,267)				$39,470,752

Agency Debentures – 0.5%

FNMA(h)
$100,000	0.000	10/09/19		$47,636
Tennessee Valley Authority(b)
600,000	5.375	04/01/56		580,637

TOTAL AGENCY DEBENTURES
(Cost $642,278)				$628,273

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Asset-Backed Securities – 2.1%

	Credit Card – 1.2%
	Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
	$1,700,000	4.950%	08/15/12	$1,650,648

	Home Equity – 0.8%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
	389,011	4.259	10/25/37	330,659
	CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
	120,000	4.509	10/25/37	57,000
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
	210,000	4.709	10/25/37	82,425
	Countrywide Home Equity Loan Trust Series 2002-E, Class A(e)
	93,890	4.820	10/15/28	64,730
	Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
	160,566	4.820	06/15/29	88,709
	Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
	186,842	4.840	02/15/34	116,029
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	79,109	7.000	09/25/37	35,599
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	81,630	7.000	09/25/37	34,320
	Household Home Equity Loan Trust Series 2007-3, Class APT(e)
	370,530	5.478	11/20/36	276,023

				1,085,494

	Manufactured Housing – 0.1%
	Mid-State Trust Series 4, Class A
	158,630	8.330	04/01/30	134,499

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,583,673)			$2,870,641

Emerging Market Debt – 0.1%

	Republic of Argentina(e)
$	$280,000	3.127%	08/03/12	$98,295
	Republic of Venezuela
	90,000	6.000	12/09/20	36,000
	Russian Federation
	68,600	7.500	03/31/30	59,940

	TOTAL EMERGING MARKET DEBT
	(Cost $289,095)			$194,235

Municipal Bond(e) – 0.1%

	Michigan State University VRDN RB Series 2007 B (AMBAC)
$	$240,000	2.509%	02/15/37	$120,113
	(Cost $168,716)

U.S. Treasury Obligations – 0.7%

	United States Treasury Inflation Protected Securities
$	$101,611	1.375%	07/15/18	$86,893
	331,194	2.000	01/15/26	271,864
	217,306	2.375	01/15/27	188,037
	209,182	1.750	01/15/28	163,522
	243,851	3.625	04/15/28	251,643

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $1,137,039)			$961,959

Repurchase Agreement(k) – 2.3%

	Joint Repurchase Agreement Account II
$	$3,100,000	0.233%	11/03/08	$3,100,000
	Maturity Value: $3,100,060
	(Cost $3,100,000)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $148,472,030)			$138,045,544

	Interest
Shares	Rate	Value

Securities Lending Collateral(e) – 1.1%

Boston Global Investment Trust – Enhanced Portfolio II
1,582,034	1.682%	$1,555,139
(Cost $1,552,368)

TOTAL INVESTMENTS – 102.5%
(Cost $150,024,398)		$139,600,683

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%		(3,348,369)

NET ASSETS – 100.0%		$136,252,314

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security

(a)	All or a portion of security is on loan.

(b)	All or a portion of this security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 2,696,680, which represents approximately 2.0% of net assets as of October 31, 2008.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2008

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(j)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,850,312 which represents approximately 2.1% of net assets as of October 31, 2008.

(k)	Joint repurchase agreement was entered into on October 31, 2008. Additional information appears on page 95.

Investment Abbreviations:
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
EURO	—	Euro Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
VRDN	—	Variable Rate Demand Notes

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Sale	11/04/08	$55,011	$40,937	$14,074
Euro	Sale	11/28/08	506,491	500,426	6,065
Hungarian Forint	Purchase	01/16/09	83,010	88,135	5,125
Hungarian Forint	Sale	01/16/09	201,533	178,289	23,244

TOTAL					$48,508

FORWARD SALES CONTRACT — At October 31, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $998,281)	6.000%	TBA-15yr(j)	11/13/08	$1,000,000	$999,375

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At October 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(3)	December 2008	$(733,163)	$(2,524)
Eurodollars	(9)	March 2009	(2,200,050)	(11,873)
Eurodollars	(17)	June 2009	(4,147,150)	(24,126)
Eurodollars	(19)	September 2009	(4,625,788)	(29,516)
Eurodollars	(19)	December 2009	(4,615,100)	(29,991)
S & P Mini 500 Index	29	December 2008	1,402,585	(45,942)
U.S. Treasury Bonds	52	December 2008	5,882,500	(218,796)
2 Year U.S. Treasury Notes	20	December 2008	4,296,563	1,864
5 Year U.S. Treasury Notes	(65)	December 2008	(7,361,758)	(21,822)
10 Year U.S. Treasury Notes	13	December 2008	1,470,016	(1,760)

TOTAL				$(384,486)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2008

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$4,000		10/06/10	4.703%	3 month LIBOR	$—	$147,508
	4,000		04/06/12	4.736	3 month LIBOR	—	177,739
	5,000		04/19/12	4.547	3 month LIBOR	—	177,779
	900	(a)	12/17/13	3 month LIBOR	4.250%	(15,314)	1,289
	600	(a)	12/17/18	3 month LIBOR	4.750	7,767	(20,774)
	100	(a)	12/17/18	4.750	3 month LIBOR	3,329	(1,161)
	1,100	(a)	12/17/23	3 month LIBOR	4.750	42,059	(68,652)
	2,600	(a)	12/17/23	4.750	3 month LIBOR	15,053	47,802
	300	(a)	12/17/28	5.000	3 month LIBOR	(5,066)	25,369
	100	(a)	12/17/28	3 month LIBOR	5.000	(5,261)	(1,506)
Credit Suisse First Boston Corp.	400	(a)	12/17/18	4.750	3 month LIBOR	7,865	806
	1,200	(a)	12/17/23	3 month LIBOR	4.750	14,739	(43,750)
	400	(a)	12/17/28	3 month LIBOR	5.000	(12,989)	(14,081)
Deutsche Bank Securities, Inc.	EUR 1,400	(a)	12/17/10	4.500	6 month EURO	(1,339)	39,378
	$1,100	(a)	12/17/11	3.750	3 month LIBOR	(1,008)	16,981
	2,000	(a)	12/17/13	4.250	3 month LIBOR	13,938	17,229
	200	(a)	12/17/18	4.750	3 month LIBOR	3,500	836
	1,700	(a)	12/17/23	3 month LIBOR	4.750	47,970	(89,068)
	400	(a)	12/17/23	4.750	3 month LIBOR	(850)	10,520
	200	(a)	12/17/28	3 month LIBOR	5.000	(5,210)	(8,324)
	EUR 300	(a)	12/17/38	5.000	6 month EURO	12,896	31,474
	$700	(a)	12/17/38	5.000	3 month LIBOR	(3,474)	63,173
JPMorgan Securities, Inc	2,400	(a)	12/17/11	3.750	3 month LIBOR	(2,105)	36,955
	1,600	(a)	12/17/13	3 month LIBOR	4.250	(16,145)	(8,789)
	11,700	(a)	12/17/15	4.500	3 month LIBOR	46,520	130,073
	5,200	(a)	12/17/18	3 month LIBOR	4.750	26,313	(139,042)
	200	(a)	12/17/18	4.750	3 month LIBOR	6,672	(2,336)
	4,300	(a)	12/17/23	3 month LIBOR	4.750	66,976	(170,929)
	800	(a)	12/17/23	4.750	3 month LIBOR	6,417	12,923
	200	(a)	12/17/28	3 month LIBOR	5.000	(10,428)	(3,106)

TOTAL						$242,825	$366,316

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates (Paid)		Upfront Payments
		Amount	Received by	Termination	received	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	by the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$9,840	(1.550)%	06/20/13	$(86,992)	$322,770
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	600	0.090	08/25/37	(136,889)	(198,844)
	ABX-HE-AAA 07-2 Index	500	0.760	01/25/38	(124,466)	(165,330)
Deutsche Bank Securities, Inc.	ABX-HE-AAA 06-2 Index	500	0.110	05/25/46	(63,692)	(129,823)

TOTAL					$(412,039)	$(171,227)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 98.4%

Aerospace & Defense – 2.8%
201,004	General Dynamics Corp.	$12,124,561
36,113	Honeywell International, Inc.	1,099,641
136,757	Lockheed Martin Corp.(a)	11,631,183
93,696	Northrop Grumman Corp.	4,393,406
28,773	Raytheon Co.	1,470,588
13,674	United Technologies Corp.	751,523

		31,470,902

Air Freight & Logistics – 0.4%
38,898	C.H. Robinson Worldwide, Inc.	2,014,138
96,041	Expeditors International of Washington, Inc.	3,135,739

		5,149,877

Beverages – 1.8%
73,917	Anheuser-Busch Cos., Inc.	4,585,072
33,813	Dr. Pepper Snapple Group, Inc.*	774,318
100,279	Hansen Natural Corp.*(a)	2,539,064
202,146	PepsiCo, Inc.	11,524,343
20,367	The Coca-Cola Co.	897,370

		20,320,167

Biotechnology – 4.8%
51,891	Amgen, Inc.*(b)	3,107,752
199,295	Biogen Idec, Inc.*	8,480,002
107,453	Celgene Corp.*	6,904,930
26,842	Genentech, Inc.*	2,226,276
659,452	Gilead Sciences, Inc.*(a)	30,235,874
301,287	PDL BioPharma, Inc.	2,937,548

		53,892,382

Capital Markets – 1.6%
71,261	Bank of New York Mellon Corp.	2,323,109
18,216	BlackRock, Inc.	2,392,489
195,936	Eaton Vance Corp.	4,310,592
44,676	Federated Investors, Inc. Class B	1,081,159
14,925	Invesco Ltd.	222,532
18,739	Legg Mason, Inc.	415,818
23,548	Morgan Stanley	411,384
113,987	SEI Investments Co.	2,015,290
138,134	T. Rowe Price Group, Inc.(a)	5,461,818

		18,634,191

Chemicals – 2.2%
4,114	Air Products & Chemicals, Inc.	239,147
16,719	Airgas, Inc.	641,341
21,393	CF Industries Holdings, Inc.	1,373,217
31,043	FMC Corp.	1,351,612
7,298	Minerals Technologies, Inc.	414,235
203,639	Monsanto Co.(a)	18,119,798
76,872	The Dow Chemical Co.	2,050,176
28,047	The Mosaic Co.	1,105,332

		25,294,858

Commercial Banks – 0.1%
33,751	Marshall & Ilsley Corp.(a)	608,530
39,742	Regions Financial Corp.	440,739

		1,049,269

Commercial Services & Supplies – 0.1%
9,200	Herman Miller, Inc.	202,400
27,297	HNI Corp.(a)	500,081

		702,481

Communications Equipment – 4.0%
349,062	Brocade Communications Systems, Inc.*	1,315,964
1,560,415	Cisco Systems, Inc.*	27,728,575
431,097	QUALCOMM, Inc.	16,493,771

		45,538,310

Computers & Peripherals – 7.7%
221,420	Apple, Inc.*(a)	23,822,578
559,098	Dell, Inc.*	6,793,041
637,491	EMC Corp.*	7,509,644
724,409	Hewlett-Packard Co.	27,730,377
77,957	International Business Machines Corp.	7,247,662
295,928	NetApp, Inc.*	4,003,906
37,692	QLogic Corp.*	453,058
612,386	Seagate Technology(a)	4,145,853
49,689	Sun Microsystems, Inc.*	228,569
108,829	Teradata Corp.*	1,674,878
230,003	Western Digital Corp.*	3,795,049

		87,404,615

Construction & Engineering(a) – 0.3%
75,936	Fluor Corp.	3,032,124

Consumer Finance – 0.1%
36,802	American Express Co.	1,012,055

Diversified Consumer Services* – 0.2%
38,580	Apollo Group, Inc.	2,681,696

Diversified Financial Services – 0.8%
22,083	CME Group, Inc.	6,230,719
9,345	IntercontinentalExchange, Inc.*	799,558
97,935	Moody’s Corp.	2,507,136

		9,537,413

Diversified Telecommunication Services – 0.6%
187,597	AT&T, Inc.	5,021,972
55,554	Verizon Communications, Inc.	1,648,287

		6,670,259

Electric Utilities – 1.0%
190,952	Exelon Corp.	10,357,237
17,354	Hawaiian Electric Industries, Inc.	461,963
34,254	PPL Corp.	1,124,216

		11,943,416

Electrical Equipment – 1.6%
485,286	Emerson Electric Co.	15,883,411
101,305	Rockwell Automation, Inc.	2,803,109

		18,686,520

Electronic Equipment, Instruments & Components* – 0.4%
43,786	Avnet, Inc.	732,977

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components* – (continued)

150,767	Ingram Micro, Inc.	$2,009,724
64,157	Tech Data Corp.	1,376,168

		4,118,869

Energy Equipment & Services – 3.7%
132,530	Baker Hughes, Inc.(a)	4,631,923
72,215	Cameron International Corp.*	1,751,936
200,969	FMC Technologies, Inc.*	7,031,905
756,266	Halliburton Co.(a)	14,966,504
8,326	National-Oilwell Varco, Inc.*	248,864
25,504	Oil States International, Inc.*	589,908
108,443	Patterson-UTI Energy, Inc.	1,439,039
174,538	Schlumberger Ltd.	9,014,888
32,670	SEACOR Holdings, Inc.*	2,194,444

		41,869,411

Food & Staples Retailing – 5.4%
366,815	BJ’s Wholesale Club, Inc.*(a)	12,911,888
307,753	Costco Wholesale Corp.(a)	17,544,998
97,081	CVS Caremark Corp.(a)	2,975,533
37,423	Ruddick Corp.	1,071,795
343,196	The Kroger Co.(a)	9,424,162
317,081	Wal-Mart Stores, Inc.	17,696,291

		61,624,667

Food Products – 1.3%
152,646	Bunge Ltd.(a)	5,863,133
44,085	Corn Products International, Inc.	1,072,147
41,777	Hormel Foods Corp.	1,180,618
712,267	Tyson Foods, Inc.	6,225,214

		14,341,112

Health Care Equipment & Supplies – 3.8%
50,522	Baxter International, Inc.	3,056,076
43,031	Becton, Dickinson & Co.	2,986,351
253,326	Boston Scientific Corp.*	2,287,534
13,246	C.R. Bard, Inc.	1,168,959
269,744	Covidien Ltd.	11,946,962
13,022	DENTSPLY International, Inc.	395,608
12,644	Edwards Lifesciences Corp.*	668,109
13,227	Gen-Probe, Inc.*	622,463
26,164	Hill-Rom Holdings, Inc.(a)	595,493
17,050	IDEXX Laboratories, Inc.*	599,990
306,839	Medtronic, Inc.	12,374,817
45,739	St. Jude Medical, Inc.*	1,739,454
92,322	Varian Medical Systems, Inc.*	4,201,574

		42,643,390

Health Care Providers & Services – 1.5%
117,266	AmerisourceBergen Corp.	3,666,908
4,895	Cardinal Health, Inc.	186,989
337,357	Medco Health Solutions, Inc.*	12,802,698

		16,656,595

Health Care Technology* – 0.1%
31,425	Cerner Corp.	1,169,953

Hotels, Restaurants & Leisure – 3.7%
648,593	McDonald’s Corp.	37,572,992
31,271	Panera Bread Co.*(a)	1,410,948
99,468	Yum! Brands, Inc.	2,885,567

		41,869,507

Household Products – 0.8%
80,630	Colgate-Palmolive Co.	5,060,339
67,300	The Procter & Gamble Co.	4,343,542

		9,403,881

Independent Power Producers & Energy Traders – 0.2%
19,663	Constellation Energy Group, Inc.	476,041
52,568	Mirant Corp.*	920,992
30,576	NRG Energy, Inc.*	710,892

		2,107,925

Industrial Conglomerates – 0.2%
105,566	Tyco International Ltd.	2,668,708

Insurance – 0.2%
108,856	Fidelity National Financial, Inc.	980,792
69,565	First American Corp.	1,419,822
6,410	MetLife, Inc.	212,940

		2,613,554

Internet & Catalog Retail*(a) – 0.5%
43,836	Amazon.com, Inc.	2,509,173
113,969	Netflix, Inc.	2,821,872

		5,331,045

Internet Software & Services* – 3.2%
365,523	eBay, Inc.(a)	5,581,536
61,738	Google, Inc.	22,186,168
36,676	Sohu.com, Inc.(a)	2,014,979
208,215	VeriSign, Inc.	4,414,158
154,953	Yahoo!, Inc.	1,986,498

		36,183,339

IT Services – 2.4%
607,837	Accenture Ltd.(a)	20,089,013
48,037	Acxiom Corp.	377,571
103,131	Broadridge Financial Solutions, Inc.	1,247,885
12,221	Gartner, Inc.*	224,866
11,699	Global Payments, Inc.	473,926
18,780	Hewitt Associates, Inc.*	523,774
24,612	Total System Services, Inc.	338,169
234,349	Western Union Co.	3,576,166

		26,851,370

Life Sciences Tools & Services – 0.1%
26,282	Pharmaceutical Product Development, Inc.	814,216

Machinery – 2.4%
242,457	AGCO Corp.*(a)(b)	7,642,245
79,528	Bucyrus International, Inc.	1,919,011
126,416	Caterpillar, Inc.(a)	4,825,299

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

115,876	Deere & Co.	$4,468,178
24,721	Flowserve Corp.	1,407,119
12,219	Graco, Inc.(a)	302,176
19,601	John Bean Technologies Corp.	164,256
158,133	Joy Global, Inc.	4,582,694
7,338	Lincoln Electric Holdings, Inc.	316,635
22,730	The Toro Co.	764,637
25,256	Wabtec Corp.	1,004,179

		27,396,429

Marine – 0.1%
18,580	Alexander & Baldwin, Inc.	592,702

Media – 2.4%
259,345	CBS Corp. Class B(a)	2,518,240
26,907	DISH Network Corp.*	423,516
494,531	The DIRECTV Group, Inc.*(a)	10,825,284
1,319,569	Time Warner, Inc.	13,314,451

		27,081,491

Metals & Mining – 0.1%
24,671	Alcoa, Inc.	283,963
9,698	United States Steel Corp.	357,662

		641,625

Multiline Retail*(a) – 0.9%
110,176	Big Lots, Inc.	2,691,600
192,092	Dollar Tree, Inc.	7,303,338

		9,994,938

Oil, Gas & Consumable Fuels – 6.6%
185,712	Alpha Natural Resources, Inc.*(a)	6,642,918
65,793	Apache Corp.	5,416,738
20,868	Arch Coal, Inc.	446,784
41,121	Cabot Oil & Gas Corp.	1,154,266
11,589	Cimarex Energy Co.	468,891
70,017	Continental Resources, Inc.*(a)	2,267,851
68,996	Devon Energy Corp.	5,579,017
13,770	Encore Acquisition Co.*	428,936
21,403	EOG Resources, Inc.	1,731,931
46,965	Exxon Mobil Corp.	3,481,046
136,388	Hess Corp.	8,211,921
28,955	Mariner Energy, Inc.*	416,662
109,352	Murphy Oil Corp.	5,537,585
6,973	Noble Energy, Inc.	361,341
229,172	Occidental Petroleum Corp.	12,728,213
14,394	Peabody Energy Corp.	496,737
69,946	Pioneer Natural Resources Co.(a)	1,946,597
22,728	St. Mary Land & Exploration Co.	565,700
23,513	Sunoco, Inc.	717,146
302,460	Tesoro Corp.(a)	2,924,788
46,130	Ultra Petroleum Corp.*	2,147,351
357,665	Valero Energy Corp.	7,360,746
203,865	W&T Offshore, Inc.(a)	3,908,092

		74,941,257

Personal Products – 1.1%
249,363	Avon Products, Inc.	6,191,683
266,509	Herbalife Ltd.(a)	6,510,815

		12,702,498

Pharmaceuticals – 5.6%
126,388	Abbott Laboratories	6,970,298
58,022	Allergan, Inc.	2,301,733
136,253	Bristol-Myers Squibb Co.(a)	2,799,999
283,384	Eli Lilly & Co.	9,584,047
555,073	Merck & Co., Inc.	17,179,509
6,250	Perrigo Co.	212,500
1,044,940	Pfizer, Inc.	18,505,887
277,046	Schering-Plough Corp.	4,014,397
51,094	Wyeth	1,644,205

		63,212,575

Professional Services – 0.3%
83,744	Manpower, Inc.	2,606,951
44,517	MPS Group, Inc.*	346,787

		2,953,738

Real Estate Investment Trusts – 1.3%
75,902	AMB Property Corp.	1,823,925
40,806	AvalonBay Communities, Inc.	2,898,042
5,167	Essex Property Trust, Inc.	502,749
25,444	Kilroy Realty Corp.	818,025
156,360	Nationwide Health Properties, Inc.(a)	4,665,782
16,481	Simon Property Group, Inc.	1,104,721
106,259	The Macerich Co.	3,126,140

		14,939,384

Real Estate Management & Development(a) – 0.1%
42,329	Jones Lang LaSalle, Inc.	1,393,471

Road & Rail – 3.2%
36,536	Burlington Northern Santa Fe Corp.(a)	3,253,896
576,447	J.B. Hunt Transportation Services, Inc.(a)	16,388,388
108,172	Landstar System, Inc.	4,174,358
106,384	Union Pacific Corp.	7,103,260
233,506	Werner Enterprises, Inc.(a)	4,581,388
91,399	YRC Worldwide, Inc.*(a)	418,607

		35,919,897

Semiconductors & Semiconductor Equipment – 3.6%
28,556	Altera Corp.	495,447
27,353	Analog Devices, Inc.	584,260
184,182	Broadcom Corp.*	3,145,829
1,393,546	Intel Corp.	22,296,736
384,118	LSI Corp.*	1,478,854
628,891	Texas Instruments, Inc.	12,301,108

		40,302,234

Software – 6.0%
21,901	Activision Blizzard, Inc.*	272,887

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)

533,936	Adobe Systems, Inc.*	$14,224,055
43,575	Advent Software, Inc.*(a)	816,596
129,171	Autodesk, Inc.*	2,752,634
57,468	Mentor Graphics Corp.*	421,815
1,616,939	Microsoft Corp.	36,106,248
383,794	Oracle Corp.*	7,019,592
76,266	Salesforce.com, Inc.*(a)	2,361,195
182,802	Symantec Corp.*(a)	2,299,649
38,783	Synopsys, Inc.*	708,953
40,907	VMware, Inc.*	1,268,117

		68,251,741

Specialty Retail – 1.7%
503,389	Aeropostale, Inc.*(a)	12,187,048
75,369	GameStop Corp.*(a)	2,064,357
109,180	Ross Stores, Inc.	3,569,094
19,288	The TJX Cos., Inc.	516,147
34,010	Urban Outfitters, Inc.*	739,377

		19,076,023

Textiles, Apparel & Luxury Goods* – 0.0%
18,201	Coach, Inc.	374,941

Thrifts & Mortgage Finance – 0.1%
47,088	Hudson City Bancorp, Inc.	885,725

Tobacco – 5.2%
937,256	Altria Group, Inc.(b)	17,985,943
225,072	Lorillard, Inc.	14,823,242
516,572	Philip Morris International, Inc.	22,455,385
42,332	Universal Corp.(a)	1,675,924
30,926	UST, Inc.	2,090,288

		59,030,782

Wireless Telecommunication Services – 0.1%
353,664	Sprint Nextel Corp.	1,106,968

TOTAL COMMON STOCKS
(Cost $1,461,741,734)		$1,114,086,496

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Repurchase Agreement(c) – 1.9%

	Joint Repurchase Agreement Account II
$	$21,300,000	0.233%	11/03/08	$21,300,000
	Maturity Value: $21,300,414

	(Cost $21,300,000)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $1,483,041,734)			$1,135,386,496

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 20.0%

Boston Global Investment Trust – Enhanced Portfolio II
230,829,867	1.682%	$226,905,759
(Cost $226,581,069)

TOTAL INVESTMENTS – 120.3%
(Cost $1,709,622,803)		$1,362,292,255

LIABILITIES IN EXCESS OF OTHER ASSETS – (20.3)%		(230,265,272)

NET ASSETS – 100.0%		$1,132,026,983

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2008. Additional information appears on page 95.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2008, the following futures contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

S&P Mini 500 Index	446	December 2008	$21,570,790	$283,861

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 97.7%

Aerospace & Defense – 1.4%
212,110	General Dynamics Corp.	$12,794,475
35,055	Lockheed Martin Corp.	2,981,428
26,634	Northrop Grumman Corp.	1,248,868

		17,024,771

Air Freight & Logistics – 0.5%
6,706	C.H. Robinson Worldwide, Inc.	347,237
41,750	Expeditors International of Washington, Inc.	1,363,137
51,547	FedEx Corp.	3,369,627
20,901	UTI Worldwide, Inc.	245,796

		5,325,797

Beverages – 0.4%
11,614	Anheuser-Busch Cos., Inc.	720,417
57,766	Coca-Cola Enterprises, Inc.	580,548
113,537	Dr. Pepper Snapple Group, Inc.*	2,599,997
53,324	Hansen Natural Corp.*(a)	1,350,164

		5,251,126

Biotechnology – 3.0%
228,171	Amgen, Inc.*	13,665,161
106,681	Biogen Idec, Inc.*	4,539,277
313,313	Gilead Sciences, Inc.*(a)	14,365,401
299,946	PDL BioPharma, Inc.	2,924,473

		35,494,312

Building Products – 0.0%
19,103	Armstrong World Industries, Inc.	374,992

Capital Markets – 3.8%
185,090	Ameriprise Financial, Inc.(b)	3,997,944
380,815	Bank of New York Mellon Corp.	12,414,569
32,227	BlackRock, Inc.(a)	4,232,694
204,619	Eaton Vance Corp.	4,501,618
40,442	Federated Investors, Inc. Class B	978,696
10,959	Franklin Resources, Inc.	745,212
87,387	Invesco Ltd.	1,302,940
50,756	Legg Mason, Inc.	1,126,276
346,700	Morgan Stanley	6,056,849
146,382	SEI Investments Co.	2,588,034
63,824	State Street Corp.	2,766,771
104,576	T. Rowe Price Group, Inc.(a)	4,134,935

		44,846,538

Chemicals – 1.4%
11,812	Air Products & Chemicals, Inc.	686,632
15,093	Airgas, Inc.	578,967
46,137	Ashland, Inc.	1,042,235
6,286	FMC Corp.	273,692
44,060	Minerals Technologies, Inc.	2,500,846
38,161	Monsanto Co.	3,395,566
288,460	The Dow Chemical Co.(a)	7,693,228

		16,171,166

Commercial Banks – 6.0%
10,214	BancorpSouth, Inc.(a)	247,894
39,368	BB&T Corp.	1,411,343

110,780	Huntington Bancshares, Inc.	1,046,871
244,239	Marshall & Ilsley Corp.(a)	4,403,629
113,698	PNC Financial Services Group, Inc.	7,580,246
385,889	Regions Financial Corp.	4,279,509
162,682	SunTrust Banks, Inc.	6,530,055
98,888	Synovus Financial Corp.(a)	1,021,513
359,922	U.S. Bancorp	10,729,275
979,189	Wells Fargo & Co.(a)	33,341,385
12,243	Whitney Holding Corp.	232,617
7,131	Wilmington Trust Corp.(a)	205,801

		71,030,138

Commercial Services & Supplies – 0.2%
79,994	Herman Miller, Inc.	1,759,868
12,339	HNI Corp.(a)	226,050

		1,985,918

Communications Equipment* – 0.1%
156,688	Brocade Communications Systems, Inc.	590,714
182,654	Tellabs, Inc.	774,453

		1,365,167

Computers & Peripherals – 0.4%
174,437	NetApp, Inc.*(a)	2,360,133
265,758	Seagate Technology(a)	1,799,182
53,050	Sun Microsystems, Inc.*	244,030
21,770	Teradata Corp.*	335,040
22,585	Western Digital Corp.*	372,652

		5,111,037

Consumer Finance – 0.3%
93,031	Capital One Financial Corp.	3,639,373

Containers & Packaging – 0.2%
23,779	AptarGroup, Inc.	720,979
5,634	Greif, Inc.	228,628
35,051	Sonoco Products Co.	882,584

		1,832,191

Diversified Financial Services – 7.8%
1,159,659	Bank of America Corp.	28,028,958
979,502	Citigroup, Inc.	13,370,202
33,969	CME Group, Inc.(a)	9,584,354
822,829	JPMorgan Chase & Co.	33,941,696
22,189	Leucadia National Corp.	595,553
237,533	Moody’s Corp.(a)	6,080,845
31,667	NYSE Euronext	955,710

		92,557,318

Diversified Telecommunication Services – 5.3%
1,463,920	AT&T, Inc.(b)	39,189,138
33,136	Embarq Corp.	994,080
754,868	Verizon Communications, Inc.	22,396,934

		62,580,152

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Diversified Telecommunication Services – (continued)

Electric Utilities – 3.4%
15,794	Allegheny Energy, Inc.	$476,189
969,858	Duke Energy Corp.(a)	15,886,274
43,681	Entergy Corp.	3,409,302
194,103	Exelon Corp.	10,528,147
74,061	FirstEnergy Corp.	3,863,022
46,764	FPL Group, Inc.	2,209,131
78,398	PPL Corp.	2,573,022
36,122	Southern Co.	1,240,430

		40,185,517

Electrical Equipment – 0.4%
148,373	Emerson Electric Co.	4,856,248

Electronic Equipment, Instruments & Components* – 0.3%
212,003	Ingram Micro, Inc.	2,826,000
46,297	Tech Data Corp.	993,071

		3,819,071

Energy Equipment & Services – 0.4%
90,409	FMC Technologies, Inc.*	3,163,411
93,049	Halliburton Co.	1,841,440

		5,004,851

Food & Staples Retailing – 2.9%
285,692	BJ’s Wholesale Club, Inc.*(a)	10,056,358
199,097	Costco Wholesale Corp.(a)	11,350,520
11,998	Ruddick Corp.	343,623
48,316	Safeway, Inc.	1,027,681
438,756	The Kroger Co.(a)	12,048,240

		34,826,422

Food Products – 2.3%
143,128	Archer-Daniels-Midland Co.	2,967,043
289,624	Bunge Ltd.(a)	11,124,458
78,820	Corn Products International, Inc.	1,916,902
77,952	Hormel Foods Corp.(a)	2,202,924
113,851	Smithfield Foods, Inc.*(a)	1,197,713
10,212	The Hershey Co.	380,295
886,992	Tyson Foods, Inc.(a)	7,752,310

		27,541,645

Gas Utilities – 0.0%
13,297	UGI Corp.	317,399

Health Care Equipment & Supplies – 0.9%
527,045	Boston Scientific Corp.*	4,759,216
53,762	Covidien Ltd.	2,381,119
16,386	Gen-Probe, Inc.*	771,125
39,322	Hill-Rom Holdings, Inc.(a)	894,969
13,186	IDEXX Laboratories, Inc.*	464,015
43,474	Varian Medical Systems, Inc.*(a)	1,978,502

		11,248,946

Health Care Providers & Services – 0.8%
42,021	AmerisourceBergen Corp.	1,313,997
38,506	McKesson Corp.	1,416,636

145,238	Medco Health Solutions, Inc.*	5,511,782
37,918	WellPoint, Inc.*	1,473,872

		9,716,287

Health Care Technology*(a) – 0.1%
17,442	Cerner Corp.	649,366

Hotels, Restaurants & Leisure – 1.5%
276,479	McDonald’s Corp.(a)	16,016,428
10,030	Panera Bread Co.*(a)	452,554
52,977	Yum! Brands, Inc.	1,536,863

		18,005,845

Household Durables – 0.1%
25,697	Fortune Brands, Inc.	980,084
36,996	Harman International Industries, Inc.	679,616

		1,659,700

Household Products – 1.5%
9,087	Church & Dwight Co., Inc.	536,951
47,360	Colgate-Palmolive Co.	2,972,314
224,467	The Procter & Gamble Co.(a)	14,487,100

		17,996,365

Independent Power Producers & Energy Traders – 0.9%
14,735	Constellation Energy Group, Inc.	356,734
159,417	Dynegy, Inc.*	580,278
164,042	Mirant Corp.*(a)	2,874,016
252,611	NRG Energy, Inc.*(a)	5,873,206
99,706	Reliant Energy, Inc.*	523,456

		10,207,690

Industrial Conglomerates – 3.1%
1,600,993	General Electric Co.	31,235,373
220,725	Tyco International Ltd.	5,579,928

		36,815,301

Insurance – 4.1%
1,979	Alleghany Corp.*	558,078
153,360	Arch Capital Group Ltd.*	10,696,860
24,856	Cincinnati Financial Corp.(a)	646,007
12,297	CNA Financial Corp.	191,341
165,752	Endurance Specialty Holdings Ltd.(a)	5,012,341
74,386	Fidelity National Financial, Inc.	670,218
90,087	First American Corp.(a)	1,838,676
37,883	Lincoln National Corp.	653,103
37,901	Loews Corp.	1,258,692
200,996	MetLife, Inc.(a)	6,677,087
163,244	Old Republic International Corp.	1,503,477
6,035	PartnerRe Ltd.	408,509
8,275	Philadelphia Consolidated Holding Corp.*	484,005
104,582	Prudential Financial, Inc.(a)	3,137,460
81,264	Reinsurance Group of America, Inc.(a)	3,034,398

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

27,744	The Chubb Corp.	$1,437,694
253,247	The Travelers Cos., Inc.	10,775,660

		48,983,606

Internet & Catalog Retail*(a) – 0.2%
88,637	Netflix, Inc.	2,194,652

Internet Software & Services* – 0.1%
1,630	Google, Inc.	585,757
19,857	VeriSign, Inc.	420,968

		1,006,725

IT Services – 0.6%
182,150	Accenture Ltd.(a)	6,020,057
84,537	Acxiom Corp.	664,461
37,808	Broadridge Financial Solutions, Inc.	457,477

		7,141,995

Machinery – 0.5%
109,832	AGCO Corp.*(a)(b)	3,461,905
25,049	Caterpillar, Inc.	956,120
20,996	Deere & Co.	809,606
11,017	Graco, Inc.	272,450
6,157	Lincoln Electric Holdings, Inc.	265,675
6,236	The Toro Co.	209,779

		5,975,535

Media – 3.7%
612,093	CBS Corp. Class B(a)	5,943,423
78,964	Comcast Corp.	1,244,473
68,360	Comcast Corp. Special Class A(a)	1,054,111
84,591	DISH Network Corp.*	1,331,462
111,665	Gannett Co., Inc.	1,228,315
235,676	News Corp.	2,507,593
300,781	The DIRECTV Group, Inc.*(a)	6,584,096
120,911	The Walt Disney Co.	3,131,595
10,428	Time Warner Cable, Inc.*	204,180
1,922,836	Time Warner, Inc.	19,401,415
197,972	Virgin Media, Inc.	1,140,319

		43,770,982

Multi-Utilities – 0.7%
14,320	Black Hills Corp.	361,580
109,966	Dominion Resources, Inc.(a)	3,989,567
25,376	Integrys Energy Group, Inc.	1,209,674
36,540	MDU Resources Group, Inc.	665,393
24,233	OGE Energy Corp.	661,561
27,527	Public Service Enterprise Group, Inc.	774,885
10,177	Vectren Corp.	256,460

		7,919,120

Multiline Retail – 0.6%
26,384	Big Lots, Inc.*(a)	644,561
160,859	Dollar Tree, Inc.*(a)	6,115,859
21,625	Family Dollar Stores, Inc.	581,929

		7,342,349

Oil, Gas & Consumable Fuels – 16.8%
81,657	Alpha Natural Resources, Inc.*(a)	2,920,871
47,544	Anadarko Petroleum Corp.	1,678,303
174,784	Apache Corp.(a)	14,389,967
7,807	Cabot Oil & Gas Corp.	219,142
404,029	Chevron Corp.	30,140,563
69,513	Cimarex Energy Co.(a)	2,812,496
278,587	ConocoPhillips	14,492,096
184,506	Devon Energy Corp.	14,919,155
63,851	EOG Resources, Inc.	5,166,823
905,347	Exxon Mobil Corp.	67,104,320
55,285	Hess Corp.	3,328,710
14,862	Marathon Oil Corp.	432,484
144,979	Murphy Oil Corp.	7,341,736
153,731	Occidental Petroleum Corp.	8,538,220
158,702	Pioneer Natural Resources Co.(a)	4,416,677
48,910	St. Mary Land & Exploration Co.	1,217,370
95,927	Sunoco, Inc.	2,925,773
313,977	Tesoro Corp.(a)	3,036,158
26,887	Ultra Petroleum Corp.*	1,251,590
550,797	Valero Energy Corp.	11,335,402
70,745	W&T Offshore, Inc.	1,356,182

		199,024,038

Paper & Forest Products – 0.3%
204,382	International Paper Co.	3,519,458

Personal Products – 0.8%
213,648	Avon Products, Inc.	5,304,880
166,280	Herbalife Ltd.(a)	4,062,220

		9,367,100

Pharmaceuticals – 8.6%
58,968	Allergan, Inc.	2,339,261
425,752	Eli Lilly & Co.	14,398,933
365,978	Johnson & Johnson	22,449,090
48,088	King Pharmaceuticals, Inc.*	422,694
449,051	Merck & Co., Inc.	13,898,128
2,357,126	Pfizer, Inc.	41,744,701
229,310	Wyeth	7,379,196

		102,632,003

Professional Services – 0.4%
87,894	Manpower, Inc.	2,736,140
134,087	MPS Group, Inc.*	1,044,538
29,218	Robert Half International, Inc.	551,344

		4,332,022

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Professional Services – (continued)

Real Estate Investment Trusts – 3.5%
129,183	AMB Property Corp.(a)	$3,104,267
137,439	AvalonBay Communities, Inc.(a)	9,760,918
11,409	Boston Properties, Inc.	808,670
14,817	Essex Property Trust, Inc.	1,441,694
60,338	Kilroy Realty Corp.(a)	1,939,867
140,362	Kimco Realty Corp.	3,169,374
239,334	Nationwide Health Properties, Inc.(a)	7,141,727
23,308	Realty Income Corp.(a)	538,881
11,877	Regency Centers Corp.	468,666
114,043	Simon Property Group, Inc.	7,644,302
195,195	The Macerich Co.	5,742,637

		41,761,003

Real Estate Management & Development(a) – 0.2%
71,381	Jones Lang LaSalle, Inc.	2,349,863

Road & Rail – 1.4%
322,404	J.B. Hunt Transportation Services, Inc.(a)	9,165,946
52,852	Landstar System, Inc.	2,039,558
15,594	Union Pacific Corp.	1,041,211
161,306	Werner Enterprises, Inc.(a)	3,164,824
170,129	YRC Worldwide, Inc.*(a)	779,191

		16,190,730

Semiconductors & Semiconductor Equipment* – 0.2%
159,789	Advanced Micro Devices, Inc.	559,261
64,461	Broadcom Corp.	1,100,994
125,773	LSI Corp.	484,226

		2,144,481

Software* – 0.4%
129,775	Adobe Systems, Inc.(a)	3,457,206
84,887	Mentor Graphics Corp.	623,070
11,257	Salesforce.com, Inc.	348,517

		4,428,793

Specialty Retail – 1.7%
508,254	Aeropostale, Inc.*(a)	12,304,829
50,697	GameStop Corp.*(a)	1,388,591
176,695	Ross Stores, Inc.	5,776,160
58,374	Urban Outfitters, Inc.*	1,269,051

		20,738,631

Textiles, Apparel & Luxury Goods* – 0.0%
9,773	Coach, Inc.	201,324

Thrifts & Mortgage Finance – 0.5%
297,624	Hudson City Bancorp, Inc.	5,598,307

Tobacco – 2.6%
192,322	Altria Group, Inc.	3,690,659
291,330	Lorillard, Inc.	19,186,994
92,923	Philip Morris International, Inc.	4,039,363

46,818	Universal Corp.(a)	1,853,525
36,875	UST, Inc.	2,492,381

		31,262,922

Wireless Telecommunication Services – 0.4%
1,598,385	Sprint Nextel Corp.	5,002,945

TOTAL COMMON STOCKS
(Cost $1,450,348,868)		$1,160,329,233

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Repurchase Agreement(c) – 1.7%

	Joint Repurchase Agreement Account II
$	$20,300,000	0.233%	11/03/08	$20,300,000
	Maturity Value: $20,300,394

	(Cost $20,300,000)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $1,470,648,868)			$1,180,629,233

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 17.0%

Boston Global Investment Trust – Enhanced Portfolio II
206,081,826	1.682%	$202,578,435
(Cost $202,144,464)

TOTAL INVESTMENTS – 116.4%
(Cost $1,672,793,332)		$1,383,207,668

LIABILITIES IN EXCESS OF OTHER ASSETS – (16.4)%		(195,048,132)

NET ASSETS – 100.0%		$1,188,159,536

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2008. Additional information appears on page 95.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2008, the following futures contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

S&P Mini 500 Index	554	December 2008	$26,794,210	$(507,756)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 98.0%

Aerospace & Defense – 0.7%
31,782	Applied Signal Technology, Inc.	$569,533
41,351	BE Aerospace, Inc.*	532,187
7,199	Ceradyne, Inc.*	169,177
22,322	Esterline Technologies Corp.*	804,708
24,269	Hexcel Corp.*	320,351
70,557	Orbital Sciences Corp.*	1,445,713
12,702	Stanley, Inc.*	435,171

		4,276,840

Air Freight & Logistics – 0.4%
28,101	Hub Group, Inc.*	883,776
90,449	Pacer International, Inc.	1,021,169
28,735	Park-Ohio Holdings Corp.*	218,099

		2,123,044

Airlines – 1.0%
55,165	Alaska Air Group, Inc.*	1,362,576
69,802	JetBlue Airways Corp.*	387,401
26,125	Republic Airways Holdings, Inc.*	390,569
134,312	SkyWest, Inc.	2,069,748
116,272	UAL Corp.	1,692,920

		5,903,214

Auto Components(a) – 0.0%
19,861	ArvinMeritor, Inc.	117,577

Beverages* – 0.2%
33,180	Hansen Natural Corp.(a)	840,118
25,803	National Beverage Corp.	236,355

		1,076,473

Biotechnology – 5.1%
63,589	Acadia Pharmaceuticals, Inc.*	120,819
40,020	Affymax, Inc.*	536,268
161,878	Alkermes, Inc.*(a)	1,599,355
17,308	Alnylam Pharmaceuticals, Inc.*	398,084
64,597	Cepheid, Inc.*(a)	766,766
20,478	Cougar Biotechnology, Inc.*(a)	520,141
52,218	Cubist Pharmaceuticals, Inc.*	1,325,815
37,643	CV Therapeutics, Inc.*	351,209
103,216	Emergent Biosolutions, Inc.*	1,858,920
239,918	Enzon Pharmaceuticals, Inc.*(a)	1,192,393
69,336	Genomic Health, Inc.*(a)	1,277,863
187,541	Geron Corp.*(a)	746,413
285,518	Idenix Pharmaceuticals, Inc.*(a)	1,576,059
26,800	Idera Pharmaceuticals, Inc.*(a)	260,496
77,218	ImmunoGen, Inc.*(a)	357,519
70,788	Isis Pharmaceuticals, Inc.*(a)	995,279
143,788	Lexicon Pharmaceuticals, Inc.*	225,747
126,518	Ligand Pharmaceuticals, Inc. Class B*	261,892
31,528	MannKind Corp.*(a)	118,545
43,688	Martek Biosciences Corp.*(a)	1,303,213
37,449	Maxygen, Inc.*	156,911
9,690	Medarex, Inc.*	68,121
85,827	Molecular Insight Pharmaceuticals, Inc.*(a)	429,135

42,016	Momenta Pharmaceuticals, Inc.*	382,766
24,704	Myriad Genetics, Inc.*	1,558,575
786,114	Nabi Biopharmaceuticals*(a)	3,081,567
13,144	Nanosphere, Inc.*	65,457
19,345	Neurocrine Biosciences, Inc.*	79,895
204,475	NPS Pharmaceuticals, Inc.*	1,431,325
3,779	Omrix Biopharmaceuticals, Inc.*	65,490
9,350	OSI Pharmaceuticals, Inc.*	354,833
394,261	PDL BioPharma, Inc.	3,844,045
26,911	Pharmasset, Inc.*(a)	481,169
65,078	Progenics Pharmaceuticals, Inc.*(a)	651,431
57,121	Regeneron Pharmaceuticals, Inc.*	1,102,435
42,158	Savient Pharmaceuticals, Inc.*(a)	200,672
716,902	XOMA Ltd.*	896,128

		30,642,751

Building Products – 0.6%
44,831	American Woodmark Corp.	831,167
35,611	Armstrong World Industries, Inc.	699,044
36,107	Builders FirstSource, Inc.*(a)	137,207
44,654	Gibraltar Industries, Inc.	591,665
25,860	NCI Building Systems, Inc.*	481,255
34,496	Universal Forest Products, Inc.	815,830

		3,556,168

Capital Markets – 1.5%
67,571	Apollo Investment Corp.	890,586
10,000	Capital Southwest Corp.(a)	1,020,000
3,774	Cohen & Steers, Inc.	68,574
87,667	Eaton Vance Corp.	1,928,674
2,815	Federated Investors, Inc. Class B	68,123
3,859	GAMCO Investors, Inc.	146,912
26,029	Greenhill & Co., Inc.(a)	1,717,133
45,439	Knight Capital Group, Inc.*	657,048
35,778	MF Global Ltd.*(a)	139,534
123,855	SEI Investments Co.	2,189,756

		8,826,340

Chemicals – 1.8%
41,477	A. Schulman, Inc.	742,853
20,029	Airgas, Inc.	768,312
1,027	CF Industries Holdings, Inc.	65,923
18,121	Ferro Corp.	280,513
21,511	H.B. Fuller Co.	380,099
57,660	Innophos Holdings, Inc.	1,542,405
14,611	Innospec, Inc.	127,846
39,079	Koppers Holdings, Inc.	929,689
29,105	Minerals Technologies, Inc.	1,652,000
10,250	OM Group, Inc.*	218,735
37,586	PolyOne Corp.*	178,534
5,960	Quaker Chemical Corp.	114,015
19,807	Rockwood Holdings, Inc.*	244,617
66,600	Solutia, Inc.*	642,024
166,734	Spartech Corp.	1,060,428
30,007	Stepan Co.	1,075,151

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Chemicals – (continued)

11,118	Westlake Chemical Corp.	$202,681
27,000	Zep, Inc.	568,350

		10,794,175

Commercial Banks – 7.4%
9,767	1st Source Corp.	209,600
130,686	AMCORE Financial, Inc.	607,690
101,150	BancorpSouth, Inc.(a)	2,454,911
7,067	BancTrust Financial Group, Inc.(a)	88,055
12,988	Cascade Bancorp(a)	123,906
124,615	Cathay General Bancorp(a)	3,050,575
13,660	Central Pacific Financial Corp.	213,096
25,463	Chemical Financial Corp.	668,913
9,728	City Bank	100,198
1,998	City Holding Co.	83,596
31,845	Columbia Banking System, Inc.	506,972
3,706	Community Trust Bancorp, Inc.	123,706
224,530	CVB Financial Corp.(a)	2,842,550
64,792	East West Bancorp, Inc.(a)	1,124,141
470,147	First Bancorp(a)	4,804,902
6,011	First Citizens BancShares, Inc.	919,202
53,742	First Commonwealth Financial Corp.(a)	594,387
5,063	First Community Bancshares, Inc.	158,472
22,298	First Financial Bancorp	299,908
3,489	First Financial Corp.	147,515
39,351	FirstMerit Corp.	917,665
97,321	Frontier Financial Corp.(a)	648,158
24,809	Greene Bancshares, Inc.(a)	489,978
1,248	Hancock Holding Co.	55,112
62,996	Hanmi Financial Corp.	251,984
6,469	Heartland Financial USA, Inc.(a)	153,639
44,020	Heritage Commerce Corp.(a)	569,619
3,708	Home Bancshares, Inc.	96,556
52,448	International Bancshares Corp.	1,362,075
64,411	Investors Bancorp, Inc.*	924,942
13,890	MainSource Financial Group, Inc.	248,075
10,603	MB Financial, Inc.	315,015
116,347	Nara Bancorp, Inc.	1,279,817
3,963	Oriental Financial Group, Inc.	64,359
70,640	Pacific Capital Bancorp(a)	1,387,370
5,058	Pinnacle Financial Partners, Inc.*	147,997
45,874	Provident Bankshares Corp.(a)	489,476
12,551	Renasant Corp.	263,069
26,243	Republic Bancorp, Inc.(a)	604,114
1,852	SCBT Financial Corp.	62,764
7,686	Sierra Bancorp(a)	153,413
1,636	Simmons First National Corp.	50,749
91,511	Sterling Bancshares, Inc.	728,428
151,828	Sterling Financial Corp.	1,289,020
1,834	Suffolk Bancorp	59,513
115,307	Susquehanna Bancshares, Inc.(a)	1,786,105
29,776	Synovus Financial Corp.(a)	307,586
38,909	The South Financial Group, Inc.	226,061
1,075	Tompkins Financial Corp.	52,675
19,760	Trustmark Corp.	405,475

99,819	UCBH Holdings, Inc.	527,044
279,323	Umpqua Holdings Corp.(a)	4,754,077
2,546	Union Bankshares Corp.	60,671
1,516	United Bankshares, Inc.	48,360
75,935	Whitney Holding Corp.(a)	1,442,765
67,305	Wilmington Trust Corp.(a)	1,942,422
91,989	Wilshire Bancorp, Inc.(a)	1,014,639
12,467	Yadkin Valley Financial Corp.(a)	185,634

		44,488,716

Commercial Services & Supplies – 2.6%
47,178	ABM Industries, Inc.	770,417
48,870	Acco Brands Corp.*	137,813
50,931	AMREP Corp.*(a)	1,533,532
183,721	Bowne & Co., Inc.	1,431,187
19,548	Casella Waste Systems, Inc.*	98,522
108,029	Comfort Systems USA, Inc.	1,007,911
3,952	Consolidated Graphics, Inc.*	51,415
4,643	G & K Services, Inc.	104,885
134,523	Herman Miller, Inc.	2,959,506
27,102	HNI Corp.	496,509
29,803	ICT Group, Inc.*	157,062
111,043	IKON Office Solutions, Inc.	1,913,271
109,545	Kimball International, Inc. Class B	816,110
3,383	McGrath Rentcorp	76,929
15,404	Tetra Tech, Inc.*	338,734
8,155	The Standard Register Co.	66,300
90,294	United Stationers, Inc.*	3,376,093

		15,336,196

Communications Equipment – 2.7%
277,262	3Com Corp.*	756,925
68,603	ADTRAN, Inc.(b)	1,042,766
135,164	Avanex Corp.*	419,008
62,566	Avocent Corp.*	939,741
82,858	BigBand Networks*	306,575
4,217	Black Box Corp.	128,239
304,633	Brocade Communications Systems, Inc.*	1,148,466
2,867	CommScope, Inc.*	42,174
237,098	Emulex Corp.*	2,252,431
81,989	Extreme Networks, Inc.*	150,860
27,682	F5 Networks, Inc.*	687,067
61,332	Foundry Networks, Inc.*	910,780
57,239	InterDigital, Inc.*	1,246,665
55,293	Plantronics, Inc.	798,431
109,846	Polycom, Inc.*	2,307,865
88,796	Powerwave Technologies, Inc.*	84,356
12,368	Riverbed Technology, Inc.*	154,971
53,000	SeaChange International, Inc.*	404,920
39,524	Symmetricom, Inc.*	175,882
168,519	Tellabs, Inc.*	714,521
64,577	Tollgrade Communications, Inc.*	284,139
585,177	UTStarcom, Inc.*(a)	1,392,721

		16,349,503

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – (continued)

Computers & Peripherals – 0.7%
25,704	3PAR, Inc.*	$163,992
95,292	Adaptec, Inc.*	305,887
40,593	Avid Technology, Inc.*(a)	601,994
5,636	Electronics for Imaging, Inc.*	59,742
57,218	Hutchinson Technology, Inc.*	391,371
69,557	Hypercom Corp.*	135,636
81,995	Imation Corp.	1,010,178
21,983	Isilon Systems, Inc.*(a)	75,182
28,150	Novatel Wireless, Inc.*	146,661
112,123	Palm, Inc.*(a)	447,371
7,647	QLogic Corp.*	91,917
601,799	Quantum Corp.*	174,522
26,389	Synaptics, Inc.*(a)	815,156

		4,419,609

Construction & Engineering – 0.1%
3,951	Granite Construction, Inc.	140,932
20,200	Integrated Electrical Services, Inc.*	247,046
7,343	The Shaw Group, Inc.*	131,366

		519,344

Construction Materials*(a) – 0.2%
89,793	Headwaters, Inc.	951,806

Consumer Finance – 0.3%
327,732	Advance America Cash Advance Centers, Inc.	878,322
7,638	Cash America International, Inc.	270,156
106,684	CompuCredit Corp.*(a)	275,244
16,437	World Acceptance Corp.*	303,756

		1,727,478

Containers & Packaging – 0.2%
2,371	AptarGroup, Inc.	71,889
51,178	Bway Holding Co.*	382,811
48,484	Myers Industries, Inc.	512,476
10,063	Rock-Tenn Co.	306,016

		1,273,192

Distributors*(a) – 0.1%
45,945	Core-Mark Holding Co., Inc.	908,333

Diversified Consumer Services – 0.7%
12,184	American Public Education, Inc.*	539,386
20,788	Capella Education Co.*	985,351
4,660	ITT Educational Services, Inc.*	408,449
39,474	Pre-Paid Legal Services, Inc.*(a)	1,558,433
52,681	Regis Corp.	651,664

		4,143,283

Diversified Financial Services – 0.7%
158,413	Compass Diversified Holdings	1,932,639
26,401	Financial Federal Corp.	611,183
29,048	MSCI, Inc.*	500,787
95,563	PHH Corp.*	770,238
16,941	PICO Holdings, Inc.*	424,203

		4,239,050

Diversified Telecommunication Services – 0.8%
59,038	Cbeyond, Inc.*(a)	709,637
43,462	General Communication, Inc.*	333,788
56,409	iBasis, Inc.*	124,664
391,828	IDT Corp. Class B*	399,664
57,935	NTELOS Holdings Corp.	1,506,310
92,524	Premiere Global Services, Inc.*	920,614
140,914	tw telecom, inc.*	997,671

		4,992,348

Electric Utilities – 1.8%
3,231	ALLETE, Inc.	113,085
2,549	IDACORP, Inc.	67,956
385,803	Portland General Electric Co.	7,865,809
98,673	Unisource Energy Corp.	2,721,401

		10,768,251

Electrical Equipment – 3.1%
58,646	A.O. Smith Corp.	1,850,281
90,803	Acuity Brands, Inc.	3,174,473
4,257	American Superconductor Corp.*	53,255
77,628	Baldor Electric Co.	1,363,148
73,946	Belden, Inc.(a)	1,541,035
117,339	Encore Wire Corp.(a)	2,249,389
3,501	Energy Conversion Devices, Inc.*	119,524
6,186	Franklin Electric Co., Inc.	260,802
6,959	GrafTech International Ltd.*	56,437
34,561	II-VI, Inc.*	970,819
233,680	LSI Industries, Inc.	1,834,388
24,581	Powell Industries, Inc.*	454,994
289,195	Power-One, Inc.*(a)	321,006
11,411	Regal-Beloit Corp.	371,542
43,716	Vicor Corp.	305,575
110,021	Woodward Governor Co.	3,531,674

		18,458,342

Electronic Equipment, Instruments & Components – 2.3%
37,755	Agilysys, Inc.	151,775
1,738	Anixter International, Inc.*	58,414
92,359	Bell Microproducts, Inc.*	83,123
256,532	Benchmark Electronics, Inc.*(a)	3,075,819
193,627	Brightpoint, Inc.*(a)	1,115,292
13,054	Gerber Scientific, Inc.*	62,398
147,500	Ingram Micro, Inc.*	1,966,175
150,225	Insight Enterprises, Inc.*	1,461,689
35,445	Keithley Instruments, Inc.	150,641
8,469	Mercury Computer Systems, Inc.*	60,808
92,360	Methode Electronics, Inc.	701,012
34,720	Plexus Corp.*	647,875
609,064	Sanmina-SCI Corp.*	456,798
33,933	ScanSource, Inc.*	673,231
116,031	SYNNEX Corp.*(a)	1,790,358
66,685	Tech Data Corp.*	1,430,393
17,834	Technitrol, Inc.	102,902
21,712	Vishay Intertechnology, Inc.*	93,579

		14,082,282

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)

Energy Equipment & Services – 1.5%
19,383	Basic Energy Services, Inc.*	$265,159
79,564	Complete Production Services, Inc.*	985,798
37,858	Dawson Geophysical Co.*	928,657
80,826	Grey Wolf, Inc.*(a)	518,903
14,532	Helix Energy Solutions Group, Inc.*	153,458
40,055	Lufkin Industries, Inc.	2,095,677
7,601	Oceaneering International, Inc.*	214,120
5,002	Oil States International, Inc.*	115,696
190,452	RPC, Inc.(a)	2,016,887
91,401	Superior Well Services, Inc.*(a)	1,530,967
36,076	TETRA Technologies, Inc.*	251,089
21,925	Union Drilling, Inc.*	120,149

		9,196,560

Food & Staples Retailing – 3.0%
52,763	BJ’s Wholesale Club, Inc.*(a)	1,857,258
121,099	Casey’s General Stores, Inc.	3,657,190
60,555	Ingles Markets, Inc.	1,129,956
53,081	Nash Finch Co.(a)	2,092,984
197,800	PriceSmart, Inc.	2,947,220
21,245	Spartan Stores, Inc.	573,403
34,911	Susser Holdings Corp.*	543,913
30,485	The Great Atlantic & Pacific Tea Co., Inc.*	252,111
51,150	The Pantry, Inc.*	1,126,323
40,194	Weis Markets, Inc.	1,303,893
170,202	Winn-Dixie Stores, Inc.*(a)	2,556,434

		18,040,685

Food Products – 1.7%
10,168	Calavo Growers, Inc.	103,205
136,470	Chiquita Brands International, Inc.*(a)	1,862,816
18,939	Corn Products International, Inc.	460,596
155,032	Darling International, Inc.*	1,168,941
63,170	Diamond Foods, Inc.	1,846,459
11,649	Flowers Foods, Inc.	345,393
144,297	Imperial Sugar Co.(a)	1,708,477
5,242	J&J Snack Foods Corp.	164,389
5,178	Lancaster Colony Corp.	163,314
4,049	Lance, Inc.	83,774
89,870	Pilgrim’s Pride Corp.(a)	97,958
151,329	Reddy Ice Holdings, Inc.	402,535
46,249	Sanderson Farms, Inc.(a)	1,443,894
5,344	Smithfield Foods, Inc.*	56,219

		9,907,970

Gas Utilities – 1.0%
2,304	Energen Corp.	77,345
107,160	New Jersey Resources Corp.(a)	3,990,639
12,435	Piedmont Natural Gas Co., Inc.	409,360
25,499	The Laclede Group, Inc.	1,334,108

		5,811,452

Health Care Equipment & Supplies – 5.0%
25,292	Abaxis, Inc.*	388,738
138,843	Align Technology, Inc.*(a)	962,182
40,424	Analogic Corp.	1,785,124
52,745	AngioDynamics, Inc.*	664,587
11,855	ArthroCare Corp.*(a)	246,347
2,859	Atrion Corp.(a)	282,927
65,518	BioLase Technology, Inc.*	114,001
33,065	Cantel Medical Corp.*	317,424
29,667	Cardiac Science Corp.*	276,793
81,346	CONMED Corp.*	2,131,265
140,168	Cyberonics, Inc.*(a)	1,785,740
38,079	Datascope Corp.	1,910,423
19,184	ev3, Inc.*	124,120
12,036	ICU Medical, Inc.*	385,513
195,625	Invacare Corp.(a)	3,558,419
14,488	Kensey Nash Corp.*	367,850
97,172	Masimo Corp.*(a)	3,108,532
117,595	Medical Action Industries, Inc.*	1,352,343
10,979	Mentor Corp.	185,545
43,381	Merit Medical Systems, Inc.*	793,872
73,310	Orthofix International NV*	993,351
91,099	Osteotech, Inc.*	290,606
103,775	Palomar Medical Technologies, Inc.*	1,187,186
150,513	Quidel Corp.*(a)	2,379,611
23,844	Somanetics Corp.*	447,075
97,184	Stereotaxis, Inc.*(a)	391,652
32,576	STERIS Corp.	1,108,887
60,496	SurModics, Inc.*(a)	1,603,144
144,263	Theragenics Corp.*	281,313
8,436	TranS1, Inc.*(a)	53,653
7,456	Vnus Medical Technologies*	115,046
26,921	Zoll Medical Corp.*	648,258

		30,241,527

Health Care Providers & Services – 2.7%
27,429	AMERIGROUP Corp.*	685,725
11,435	AMN Healthcare Services, Inc.*	102,801
103,018	Assisted Living Concepts, Inc.*	511,999
41,330	Centene Corp.*	778,657
3,614	Chemed Corp.	158,257
16,921	Cross Country Healthcare, Inc.*	191,546
20,756	Genoptix, Inc.*(a)	694,081
46,465	Healthways, Inc.*	469,296
11,078	inVentiv Health, Inc.*	104,909
149,034	Kindred Healthcare, Inc.*(a)	2,159,503
869	Landauer, Inc.	46,978
99,972	MedCath Corp.*	1,541,568
38,966	Nighthawk Radiology Holdings, Inc.*	178,854
92,040	Owens & Minor, Inc.(a)	3,982,571
181,170	PharMerica Corp.*(a)	3,719,420
8,195	RehabCare Group, Inc.*	140,380

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)

116,529	Sunrise Senior Living, Inc.*(a)	$351,917
28,342	Universal American Financial Corp.*	250,827

		16,069,289

Health Care Technology – 0.3%
5,010	Cerner Corp.*	186,522
56,629	Computer Programs and Systems, Inc.	1,568,057

		1,754,579

Hotels, Restaurants & Leisure – 2.3%
22,397	Bluegreen Corp.*	108,625
62,826	Bob Evans Farms, Inc.(a)	1,311,807
23,357	Buffalo Wild Wings, Inc.*(a)	660,536
36,129	California Pizza Kitchen, Inc.*	352,980
59,175	CEC Entertainment, Inc.*	1,519,614
25,392	Chipotle Mexican Grill, Inc. Class B*	1,086,016
114,781	CKE Restaurants, Inc.	974,491
9,170	Jack in the Box, Inc.*	184,317
16,972	Landry’s Restaurants, Inc.(a)	212,999
364,563	O’Charley’s, Inc.	2,734,223
59,645	Panera Bread Co.*(a)	2,691,182
46,902	Papa John’s International, Inc.*	1,058,109
46,999	WMS Industries, Inc.*	1,174,975

		14,069,874

Household Durables – 0.5%
70,960	American Greetings Corp.	828,813
162,693	Furniture Brands International, Inc.(a)	925,723
11,215	M/I Homes, Inc.(a)	152,636
17,362	Meritage Homes Corp.*	238,380
207,291	Standard Pacific Corp.*	590,780

		2,736,332

Household Products* – 0.2%
365,535	Central Garden & Pet Co.	1,162,401

Industrial Conglomerates – 0.0%
9,672	Tredegar Corp.	142,372

Insurance – 4.2%
8,144	American Physicians Capital, Inc.	333,171
5,741	AmTrust Financial Services, Inc.	56,377
4,687	Argo Group International Holdings Ltd.*	149,515
131,933	Aspen Insurance Holdings Ltd.	3,029,182
156,403	Assured Guaranty Ltd.	1,756,406
26,502	CNA Surety Corp.*	367,053
26,346	Crawford & Co. Class B*(a)	382,017
9,673	eHealth, Inc.*	123,040
29,260	Employers Holdings, Inc.	373,358
32,058	First American Corp.	654,304
22,532	First Mercury Financial Corp.*	243,120
7,772	FPIC Insurance Group, Inc.*	347,875

43,880	Infinity Property & Casualty Corp.	1,747,302
195,132	IPC Holdings Ltd.(a)	5,319,149
83,973	LandAmerica Financial Group, Inc.(a)	827,134
93,795	Maiden Holdings Ltd.(a)	423,953
36,537	Max Capital Group Ltd.	582,765
60,221	National Financial Partners Corp.	401,072
27,986	Old Republic International Corp.	257,751
5,972	Philadelphia Consolidated Holding Corp.*	349,302
75,513	Platinum Underwriters Holdings Ltd.	2,396,783
38,413	PMA Capital Corp.*	177,468
16,451	RLI Corp.	944,123
19,144	Safety Insurance Group, Inc.	727,280
7,951	Seabright Insurance Holdings*	83,167
47,800	Selective Insurance Group, Inc.	1,135,250
61,214	Stewart Information Services Corp.	1,016,152
41,258	United America Indemnity Ltd.*	494,271
6,244	Zenith National Insurance Corp.	205,178

		24,903,518

Internet & Catalog Retail(a) – 0.5%
97,451	Netflix, Inc.*	2,412,887
4,269	NutriSystem, Inc.	60,406
33,912	Overstock.com, Inc.*	420,848

		2,894,141

Internet Software & Services – 1.5%
18,228	Akamai Technologies, Inc.*	262,119
184,082	Art Technology Group, Inc.*	358,960
29,671	AsiaInfo Holdings, Inc.*	326,084
6,510	Constant Contact, Inc.*	78,185
39,886	Digital River, Inc.*	988,375
172,862	EarthLink, Inc.*	1,192,748
11,440	j2 Global Communications, Inc.*	184,413
13,155	ModusLink Global Solutions, Inc.*	73,142
355,863	RealNetworks, Inc.*	1,523,094
97,874	S1 Corp.*	613,670
32,913	Sohu.com, Inc.*(a)	1,808,240
97,984	United Online, Inc.(a)	725,081
94,330	ValueClick, Inc.*	698,042

		8,832,153

IT Services – 2.3%
239,464	Acxiom Corp.	1,882,187
307,446	Ciber, Inc.*	1,660,208
8,401	CSG Systems International, Inc.*	139,709
32,823	CyberSource Corp.*	398,800
139,894	Exlservice Holdings, Inc.*(a)	1,021,226
61,846	Gartner, Inc.*	1,137,966
75,761	Genpact Ltd.*	593,209
62,722	Gevity HR, Inc.	213,882

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)

30,388	Global Cash Access Holdings, Inc.*	$85,694
115,388	Hackett Group, Inc.*	343,856
11,976	Heartland Payment Systems, Inc.	208,502
34,374	iGATE Corp.*	233,400
39,199	infoGROUP, Inc.	174,828
23,438	MAXIMUS, Inc.	748,610
12,393	Perot Systems Corp.*	178,335
99,116	RightNow Technologies, Inc.*	652,183
272,294	Sapient Corp.*	1,494,894
6,200	SI International, Inc.*	178,560
8,910	SRA International, Inc.*	164,657
48,004	StarTek, Inc.*	158,893
54,249	TeleTech Holdings, Inc.*	490,411
117,905	TNS, Inc.*	1,671,893

		13,831,903

Leisure Equipment & Products – 0.6%
69,348	Brunswick Corp.(a)	240,637
12,107	Marine Products Corp.	74,942
187,666	Nautilus, Inc.*	457,905
76,310	Polaris Industries, Inc.(a)	2,569,358
35,808	RC2 Corp.*	454,762

		3,797,604

Life Sciences Tools & Services* – 1.4%
22,256	Accelrys, Inc.	106,606
84,623	Affymetrix, Inc.(a)	312,259
140,200	Albany Molecular Research, Inc.	1,773,530
3,994	Bio-Rad Laboratories, Inc.	341,008
14,190	Cambrex Corp.	63,855
16,382	Dionex Corp.	881,843
83,427	eResearchTechnology, Inc.(a)	538,939
74,780	Medivation, Inc.(a)	1,403,621
198,278	Nektar Therapeutics	1,096,477
71,382	Pharmanet Development Group, Inc.	114,211
41,272	Varian, Inc.	1,520,873

		8,153,222

Machinery – 2.8%
59,593	AGCO Corp.*(b)	1,878,371
5,671	Ampco-Pittsburgh Corp.	134,062
17,904	Bucyrus International, Inc.	432,023
4,928	Cascade Corp.	162,673
23,870	Graco, Inc.	590,305
21,249	IDEX Corp.	492,552
8,943	Lindsay Corp.(a)	425,508
41,523	Lydall, Inc.*	276,128
31,310	Mueller Industries, Inc.	716,060
51,696	Mueller Water Products, Inc.(a)	361,872
42,037	NACCO Industries, Inc.	2,589,900
5,192	Robbins & Myers, Inc.	105,917
13,439	Sauer-Danfoss, Inc.	137,750
75,190	Tecumseh Products Co.*	1,392,519
23,607	The Gorman-Rupp Co.	742,440
59,439	The Toro Co.	1,999,528

13,421	Titan International, Inc.(a)	155,147
96,568	Titan Machinery, Inc.*(a)	1,195,512
228,338	Wabash National Corp.	1,379,161
35,593	Wabtec Corp.	1,415,178

		16,582,606

Marine – 0.2%
120,815	American Commercial Lines, Inc.*	897,656
6,178	Eagle Bulk Shipping, Inc.	61,595
72,538	Horizon Lines, Inc.(a)	340,203
28,616	Ultrapetrol Bahamas Ltd.*	118,470

		1,417,924

Media – 0.7%
66,177	Arbitron, Inc.(a)	2,156,047
164,415	Belo Corp.	350,204
72,477	Cox Radio, Inc.*(a)	395,000
20,970	DreamWorks Animation SKG, Inc.*	589,257
452,339	Entercom Communications Corp.(a)	303,067
187,569	Gray Television, Inc.	103,163
58,399	Journal Communications, Inc.	145,997
75,870	Lin TV Corp.*	129,738
53,552	RCN Corp.*	345,410

		4,517,883

Metals & Mining – 0.4%
5,349	A.M. Castle & Co.	65,097
35,285	Brush Engineered Materials, Inc.*	432,947
55,884	Commercial Metals Co.	620,312
13,313	Compass Minerals International, Inc.(a)	731,283
2,322	Kaiser Aluminum Corp.	77,926
2,763	Reliance Steel & Aluminum Co.	69,186
13,243	Schnitzer Steel Industries, Inc.	356,634
50,269	Sutor Technology Group Ltd.*	108,078
13,937	Worthington Industries, Inc.	168,220

		2,629,683

Multi-Utilities – 0.3%
5,353	Avista Corp.	106,311
42,223	Black Hills Corp.	1,066,131
1,912	CH Energy Group, Inc.	78,832
11,680	NorthWestern Corp.	228,227
13,810	PNM Resources, Inc.	134,647
5,090	Vectren Corp.	128,268

		1,742,416

Multiline Retail – 0.2%
18,783	Dollar Tree, Inc.*	714,130
17,968	Fred’s, Inc.	220,108

		934,238

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Multiline Retail – (continued)

Oil, Gas & Consumable Fuels – 5.3%
59,672	Alon USA Energy, Inc.(a)	$526,307
67,115	Alpha Natural Resources, Inc.*(b)	2,400,704
3,205	Atlas America, Inc.	73,427
281,510	Aventine Renewable Energy Holdings, Inc.*(a)	548,944
115,240	Berry Petroleum Co.(a)	2,685,092
3,042	Bill Barrett Corp.*	62,057
7,519	Cabot Oil & Gas Corp.	211,058
49,554	Callon Petroleum Co.*	511,397
4,050	Cimarex Energy Co.	163,863
11,993	Clayton Williams Energy, Inc.*	580,821
21,082	Comstock Resources, Inc.*	1,041,872
37,218	Encore Acquisition Co.*(a)	1,159,341
120,528	Energy Partners Ltd.*	520,681
147,836	Energy XXI (Bermuda) Ltd.	291,237
77,974	EXCO Resources, Inc.*	716,581
29,953	Forest Oil Corp.*	874,927
15,235	Foundation Coal Holdings, Inc.	316,279
64,840	Frontier Oil Corp.	856,536
59,456	General Maritime Corp.(a)	900,758
34,166	Geomet, Inc.*	100,790
48,379	Holly Corp.	949,680
13,557	Houston American Energy Corp.(a)	54,092
81,466	International Coal Group, Inc.*(a)	381,261
10,476	Knightsbridge Tankers Ltd.	187,625
23,017	Mariner Energy, Inc.*	331,215
11,482	Massey Energy Co.	265,119
84,988	McMoRan Exploration Co.*	1,205,980
23,097	Nordic American Tanker Shipping Ltd.(a)	684,826
7,715	Overseas Shipholding Group, Inc.	289,930
2,740	Penn Virginia Corp.	101,846
4,300	Petroleum Development Corp.*	89,053
54,185	PetroQuest Energy, Inc.*(a)	539,141
131,531	Rosetta Resources, Inc.*	1,387,652
48,686	St. Mary Land & Exploration Co.	1,211,794
81,713	Swift Energy Co.*	2,621,353
8,506	Teekay Corp.	181,603
168,401	Tesoro Corp.	1,628,438
304,448	VAALCO Energy, Inc.*	1,613,574
20,155	W&T Offshore, Inc.	386,371
231,265	Western Refining, Inc.	1,542,538
28,206	Whiting Petroleum Corp.*	1,466,430

		31,662,193

Paper & Forest Products – 0.3%
99,431	Buckeye Technologies, Inc.*	585,648
38,801	Louisiana-Pacific Corp.	186,245
3,740	Schweitzer-Mauduit International, Inc.	62,533
95,626	Wausau Paper Corp.	885,497

		1,719,923

Personal Products – 0.4%
206,233	Mannatech, Inc.(a)	826,994
4,226	Nu Skin Enterprises, Inc.	54,473

121,109	Prestige Brands Holdings, Inc.*	836,863
12,443	USANA Health Sciences, Inc.*(a)	472,088

		2,190,418

Pharmaceuticals – 1.6%
30,080	Adolor Corp.*	94,752
71,964	Alexza Pharmaceuticals, Inc.*(a)	205,097
8,655	Alpharma, Inc.*(a)	270,988
37,974	Caraco Pharmaceutical Laboratories Ltd.*	386,195
37,132	Columbia Laboratories, Inc.*(a)	58,297
481,356	DepoMed, Inc.*	1,039,729
39,663	King Pharmaceuticals, Inc.*	348,638
3,878	Medicis Pharmaceutical Corp.	55,339
49,122	Obagi Medical Products, Inc.*	408,695
150,490	Par Pharmaceutical Cos., Inc.*(a)	1,504,900
311,492	Questcor Pharmaceuticals, Inc.*(a)	2,410,948
93,753	Salix Pharmaceuticals Ltd.*(a)	862,528
28,639	The Medicines Co.*	499,178
21,793	Valeant Pharmaceuticals International*(a)	409,055
89,266	ViroPharma, Inc.*(a)	1,119,396

		9,673,735

Professional Services – 2.1%
26,271	Administaff, Inc.	525,157
66,035	CDI Corp.	858,455
19,468	COMSYS IT Partners, Inc.*	118,365
6,277	CRA International, Inc.*	169,856
37,654	Heidrick & Struggles International, Inc.	908,591
105,794	Hudson Highland Group, Inc.*	554,361
82,043	Kelly Services, Inc.	1,168,292
60,684	Kforce, Inc.*	477,583
16,179	Korn/Ferry International*	224,726
339,302	MPS Group, Inc.*	2,643,163
19,266	On Assignment, Inc.*	125,229
49,486	Resources Connection, Inc.*	858,087
11,300	School Specialty, Inc.*	237,300
711,199	Spherion Corp.*	2,261,613
80,517	TrueBlue, Inc.*	670,707
111,488	Volt Information Sciences, Inc.*	852,883

		12,654,368

Real Estate Investment Trusts – 5.8%
33,144	Agree Realty Corp.	665,200
41,809	AMB Property Corp.(b)	1,004,670
94,798	Associated Estates Realty Corp.	773,552
4,377	BioMed Realty Trust, Inc.	61,497
249,423	DCT Industrial Trust, Inc.(a)	1,229,655
66,012	EastGroup Properties, Inc.	2,210,082
81,263	Education Realty Trust, Inc.	345,368
7,972	Entertainment Properties Trust	298,551
4,413	Essex Property Trust, Inc.	429,385
100,252	Franklin Street Properties Corp.(a)	1,185,981
54,763	Highwoods Properties, Inc.	1,359,218
19,291	Home Properties, Inc.	781,093

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)

69,318	Jer Investors Trust, Inc.(a)	$225,284
69,837	Kilroy Realty Corp.	2,245,260
34,905	LaSalle Hotel Properties	491,462
84,921	LTC Properties, Inc.	2,052,541
99,750	National Health Investors, Inc.	2,986,515
130,529	Nationwide Health Properties, Inc.	3,894,985
74,696	NorthStar Realty Finance Corp.(a)	429,502
126,159	OMEGA Healthcare Investors, Inc.	1,901,216
15,668	One Liberty Properties, Inc.	185,822
85,093	Post Properties, Inc.	1,899,276
125,422	Realty Income Corp.(a)	2,899,757
26,827	Regency Centers Corp.	1,058,593
7,236	Saul Centers, Inc.	264,765
12,120	Senior Housing Properties Trust	232,340
57,015	Sunstone Hotel Investors, Inc.	373,448
55,667	Tanger Factory Outlet Centers, Inc.(a)	2,013,475
11,650	Universal Health Realty Income Trust	404,372
57,762	Urstadt Biddle Properties	946,142

		34,849,007

Real Estate Management & Development(a) – 0.5%
92,190	Jones Lang LaSalle, Inc.	3,034,895

Road & Rail – 2.0%
65,948	Arkansas Best Corp.(a)	1,925,022
73,586	Celadon Group, Inc.*	786,634
140,232	Dollar Thrifty Automotive Group, Inc.*(a)	227,176
14,892	J.B. Hunt Transportation Services, Inc.	423,379
158,709	Marten Transport Ltd.*	2,917,071
12,105	Old Dominion Freight Line, Inc.*	367,266
101,385	Saia, Inc.*	1,075,695
31,742	Universal Truckload Services, Inc.*	485,018
160,245	Werner Enterprises, Inc.(a)	3,144,007
164,281	YRC Worldwide, Inc.*(a)	752,407

		12,103,675

Semiconductors & Semiconductor Equipment – 1.9%
222,244	Advanced Micro Devices, Inc.*	777,854
58,548	Atmel Corp.*	242,974
15,409	ATMI, Inc.*	187,373
28,411	Cirrus Logic, Inc.*	163,079
46,440	Cohu, Inc.	656,662
19,336	Entegris, Inc.*	52,014
184,542	Kulicke and Soffa Industries, Inc.*	542,553
74,539	Lattice Semiconductor Corp.*	140,133
307,696	LSI Corp.*	1,184,630
161,531	LTX-Credence Corp.*	100,149
4,074	MKS Instruments, Inc.*	75,573
7,928	OmniVision Technologies, Inc.*	64,138
125,121	Semtech Corp.*	1,516,466

553,402	Silicon Image, Inc.*	2,529,047
330,519	Silicon Storage Technology, Inc.*	1,041,135
19,379	Standard Microsystems Corp.*	349,016
51,229	TriQuint Semiconductor, Inc.*	229,506
9,063	Veeco Instruments, Inc.*	70,148
138,287	Volterra Semiconductor Corp.*(a)	1,305,429

		11,227,879

Software – 3.9%
14,988	ACI Worldwide, Inc.*(a)	205,336
93,778	Advent Software, Inc.*(a)(b)	1,757,400
11,234	ANSYS, Inc.*	321,629
48,954	ArcSight, Inc.*	289,318
19,438	Blackbaud, Inc.	295,458
63,052	Bottomline Technologies, Inc.*	496,850
214,830	Captaris, Inc.*	1,022,591
12,615	Catapult Communications Corp.*	53,866
43,209	Commvault Systems, Inc.*	462,336
66,067	DemandTec, Inc.*(a)	476,343
66,084	Fair Isaac Corp.	1,030,250
5,471	Jack Henry & Associates, Inc.	104,004
65,185	JDA Software Group, Inc.*	930,842
6,572	Kenexa Corp.*	58,557
79,892	Manhattan Associates, Inc.*	1,342,985
278,332	Mentor Graphics Corp.*	2,042,957
16,864	MICROS Systems, Inc.*	287,194
45,096	MicroStrategy, Inc.*(a)	1,775,429
82,304	Net 1 UEPS Technologies, Inc.*	1,152,256
69,747	OpenTV Corp.*	92,763
7,324	Pegasystems, Inc.	95,798
53,398	Phoenix Technologies Ltd.*	236,019
25,200	QAD, Inc.	128,520
25,007	Renaissance Learning, Inc.	341,095
62,060	Sonic Solutions*	126,602
26,903	SPSS, Inc.*	628,454
19,418	SuccessFactors, Inc.*	155,150
21,684	Sybase, Inc.*(a)	577,445
117,412	Symyx Technologies, Inc.*	517,787
47,622	Synchronoss Technologies, Inc.*	370,023
108,107	Take-Two Interactive Software, Inc.*	1,282,149
39,068	Taleo Corp.*	539,138
98,300	TeleCommunication Systems, Inc.*	676,304
164,605	TIBCO Software, Inc.*	847,716
237,407	TiVo, Inc.*	1,630,986
92,704	VASCO Data Security International, Inc.*	1,050,336
18,096	Wind River Systems, Inc.*	158,159

		23,560,045

Specialty Retail – 3.1%
188,825	Aeropostale, Inc.*(a)	4,571,453
104,365	America’s Car-Mart, Inc.*(a)	1,704,280
551,114	Blockbuster, Inc.*(a)	837,693
61,966	Charming Shoppes, Inc.*(a)	68,163
44,724	Citi Trends, Inc.*	748,233

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)

52,204	Genesco, Inc.*(a)	$1,295,181
40,843	Hibbett Sports, Inc.*(a)	727,414
70,543	Jo-Ann Stores, Inc.*	1,351,604
52,253	The Buckle, Inc.(a)	1,376,331
48,680	The Cato Corp.	755,514
11,418	The Children’s Place Retail Stores, Inc.*	381,704
115,202	The Finish Line, Inc.(a)	1,102,483
19,354	The Gymboree Corp.*	500,494
24,844	Tractor Supply Co.*	1,032,517
3,641	Urban Outfitters, Inc.*	79,155
120,632	Zale Corp.*(a)	2,057,982

		18,590,201

Textiles, Apparel & Luxury Goods – 0.9%
77,372	Carter’s, Inc.*	1,643,381
11,385	Columbia Sportswear Co.(a)	419,765
903	Deckers Outdoor Corp.*	76,629
218,138	Fuqi International, Inc.*	1,725,471
32,832	Kenneth Cole Productions, Inc.(a)	436,009
11,146	Lululemon Athletica, Inc.*(a)	157,939
31,536	Maidenform Brands, Inc.*	346,265
10,042	Oxford Industries, Inc.	135,266
5,202	Perry Ellis International, Inc.*	50,928
4,770	Steven Madden Ltd.*	103,891
2,821	UniFirst Corp.	92,049

		5,187,593

Thrifts & Mortgage Finance – 0.9%
25,056	Anchor BanCorp Wisconsin, Inc.(a)	142,819
9,469	Bank Mutual Corp.	109,178
89,089	Brookline Bancorp, Inc.	1,042,341
117,806	Corus Bankshares, Inc.(a)	259,173
31,681	First Niagara Financial Group, Inc.	499,609
3,947	NewAlliance Bancshares, Inc.	54,469
5,880	People’s United Financial, Inc.	102,900
139,569	Provident Financial Services, Inc.	2,046,082
24,811	TFS Financial Corp.(a)	324,280
18,222	United Community Financial Corp.	85,461
32,020	Washington Federal, Inc.	564,192

		5,230,504

Tobacco – 0.7%
386,476	Alliance One International, Inc.*	1,290,830
76,216	Universal Corp.(a)	3,017,391

		4,308,221

Trading Companies & Distributors – 0.1%
11,191	Applied Industrial Technologies, Inc.	225,946
24,745	United Rentals, Inc.*	253,636
2,639	Watsco, Inc.	108,437

		588,019

Water Utilities – 0.0%
1,804	American States Water Co.	61,715

Wireless Telecommunication Services* – 0.2%
34,599	Centennial Communications Corp.	123,172
15,915	Leap Wireless International, Inc.	446,257
34,996	USA Mobility, Inc.	337,711
103,923	Virgin Mobile USA, Inc.	101,845

		1,008,985

TOTAL COMMON STOCKS
(Cost $739,694,250)		$586,996,023

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.2%

	Joint Repurchase Agreement Account II
$	$13,000,000	0.233%	11/03/08	$13,000,000
	Maturity Value: $13,000,252

	(Cost $13,000,000)

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
	(Cost $752,694,250)			$599,996,023

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 21.4%

Boston Global Investment Trust – Enhanced Portfolio II
130,247,280	1.682%	$128,033,076
(Cost $127,815,657)

TOTAL INVESTMENTS – 121.6%
(Cost $880,509,907)		$728,029,099

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.6)%		(129,403,983)

NET ASSETS – 100.0%		$598,625,116

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2008. Additional information appears on page 95.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2008, the following futures contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Russell E Mini 2000 Index	225	December 2008	$12,071,250	$787,025

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 98.1%

Aerospace & Defense – 1.7%
1,688	Curtiss-Wright Corp.	$62,287
3,758	Esterline Technologies Corp.*	135,476
8,925	Hexcel Corp.*	117,810
8,990	Orbital Sciences Corp.*	184,205
1,565	Stanley, Inc.*	53,617
2,069	Teledyne Technologies, Inc.*	94,284

		647,679

Air Freight & Logistics – 0.8%
5,791	Hub Group, Inc.*	182,127
10,360	Pacer International, Inc.	116,964

		299,091

Airlines – 0.7%
6,196	AirTran Holdings, Inc.*	25,341
904	Alaska Air Group, Inc.*	22,329
3,361	Hawaiian Holdings, Inc.*	23,527
3,337	SkyWest, Inc.	51,423
8,698	UAL Corp.	126,643

		249,263

Auto Components* – 0.0%
3,255	Exide Technologies	15,461

Beverages* – 0.2%
1,642	Hansen Natural Corp.	41,575
3,860	National Beverage Corp.	35,358

		76,933

Biotechnology – 9.9%
8,915	Acadia Pharmaceuticals, Inc.*	16,939
3,296	Affymax, Inc.*	44,166
2,666	Alexion Pharmaceuticals, Inc.*	108,640
24,019	Alkermes, Inc.*(a)	237,308
976	Allos Therapeutics, Inc.*	7,135
5,617	Alnylam Pharmaceuticals, Inc.*	129,191
9,444	Cepheid, Inc.*	112,100
3,183	Cougar Biotechnology, Inc.*	80,848
8,465	Cubist Pharmaceuticals, Inc.*(b)	214,926
4,755	CV Therapeutics, Inc.*	44,364
6,906	Emergent Biosolutions, Inc.*	124,377
15,950	Enzon Pharmaceuticals, Inc.*(a)	79,272
8,115	Genomic Health, Inc.*(a)	149,560
14,490	Geron Corp.*(a)	57,670
18,797	Idenix Pharmaceuticals, Inc.*(a)	103,759
796	Idera Pharmaceuticals, Inc.*	7,737
8,619	ImmunoGen, Inc.*	39,906
13,202	Isis Pharmaceuticals, Inc.*	185,620
17,090	Lexicon Pharmaceuticals, Inc.*	26,831
8,135	Ligand Pharmaceuticals, Inc. Class B*	16,839
4,402	MannKind Corp.*(a)	16,552
4,817	Martek Biosciences Corp.*	143,691
3,099	Maxygen, Inc.*	12,985
8,959	Medarex, Inc.*	62,982
10,097	Molecular Insight Pharmaceuticals, Inc.*(a)	50,485

5,021	Momenta Pharmaceuticals, Inc.*	45,741
4,538	Myriad Genetics, Inc.*	286,302
59,881	Nabi Biopharmaceuticals*	234,734
3,483	Neurocrine Biosciences, Inc.*	14,385
13,179	NPS Pharmaceuticals, Inc.*	92,253
1,005	Omrix Biopharmaceuticals, Inc.*	17,417
1,287	Onyx Pharmaceuticals, Inc.*	34,723
4,059	OSI Pharmaceuticals, Inc.*	154,039
32,832	PDL BioPharma, Inc.	320,112
2,966	Pharmasset, Inc.*	53,032
6,141	Progenics Pharmaceuticals, Inc.*	61,471
8,183	Regeneron Pharmaceuticals, Inc.*	157,932
3,611	Repligen Corp.*	14,480
3,502	Rigel Pharmaceuticals, Inc.*	30,502
7,212	Savient Pharmaceuticals, Inc.*	34,329
1,894	Synta Pharmaceuticals Corp.*	13,410
550	United Therapeutics Corp.*	47,977
61,780	XOMA Ltd.*	77,225

		3,763,947

Building Products – 0.2%
3,223	American Woodmark Corp.	59,754
198	Ameron International Corp.	9,306

		69,060

Capital Markets – 0.7%
1,256	Cohen & Steers, Inc.	22,822
3,943	GFI Group, Inc.	12,657
2,968	Greenhill & Co., Inc.(a)	195,799
825	Knight Capital Group, Inc.*	11,929
590	SEI Investments Co.	10,431

		253,638

Chemicals – 1.4%
3,319	Calgon Carbon Corp.*	44,209
624	CF Industries Holdings, Inc.	40,054
5,887	Ferro Corp.	91,131
4,688	Innophos Holdings, Inc.	125,404
3,121	Innospec, Inc.	27,309
1,733	Koppers Holdings, Inc.	41,228
578	NewMarket Corp.	21,785
360	Quaker Chemical Corp.	6,887
9,371	Solutia, Inc.*	90,336
2,288	Spartech Corp.	14,552
1,833	Zep, Inc.	38,585

		541,480

Commercial Banks – 0.9%
498	Cathay General Bancorp	12,191
985	East West Bancorp, Inc.	17,090
12,351	First Bancorp(a)	126,227
309	Greene Bancshares, Inc.	6,103
1,486	Pinnacle Financial Partners, Inc.*	43,480
821	S.Y. Bancorp, Inc.	22,610

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)

4,699	Sterling Financial Corp.	$39,895
380	Suffolk Bancorp	12,331
2,840	Umpqua Holdings Corp.	48,337

		328,264

Commercial Services & Supplies – 2.5%
4,574	AMREP Corp.*	137,723
836	Bowne & Co., Inc.	6,512
6,213	Casella Waste Systems, Inc.*	31,314
10,117	Comfort Systems USA, Inc.	94,392
1,255	Consolidated Graphics, Inc.*	16,328
3,846	EnergySolutions	17,345
11,090	Herman Miller, Inc.	243,980
1,382	HNI Corp.(a)	25,318
6,368	ICT Group, Inc.*	33,559
523	IKON Office Solutions, Inc.	9,011
7,410	Kimball International, Inc. Class B	55,205
2,991	Knoll, Inc.	43,250
921	McGrath Rentcorp	20,944
6,306	Tetra Tech, Inc.*	138,669
3,970	The Standard Register Co.	32,276
1,800	United Stationers, Inc.*	67,302

		973,128

Communications Equipment – 2.6%
6,668	ADTRAN, Inc.(a)	101,354
16,877	Avanex Corp.*	52,319
9,252	BigBand Networks*	34,232
7,568	Brocade Communications Systems, Inc.*	28,531
7,650	Emulex Corp.*	72,675
3,726	Foundry Networks, Inc.*	55,331
8,609	InterDigital, Inc.*	187,504
13,725	Polycom, Inc.*	288,362
5,868	Riverbed Technology, Inc.*	73,526
41,878	UTStarcom, Inc.*(a)	99,670

		993,504

Computers & Peripherals – 1.0%
3,513	3PAR, Inc.*	22,413
6,172	Hypercom Corp.*	12,035
2,970	Imation Corp.	36,591
2,658	Netezza Corp.*	25,783
4,382	Novatel Wireless, Inc.*	22,830
16,087	Palm, Inc.*(a)	64,187
39,121	Quantum Corp.*	11,345
5,861	Synaptics, Inc.*(a)	181,046

		376,230

Construction & Engineering* – 0.1%
1,841	EMCOR Group, Inc.	32,715

Construction Materials* – 0.2%
5,846	Headwaters, Inc.	61,968

Consumer Finance – 0.3%
25,897	Advance America Cash Advance Centers, Inc.	69,404
311	Cash America International, Inc.	11,000
2,062	World Acceptance Corp.*	38,106

		118,510

Containers & Packaging – 0.3%
4,620	Bway Holding Co.*	34,557
5,652	Myers Industries, Inc.	59,742
954	Rock-Tenn Co.	29,011

		123,310

Diversified Consumer Services* – 1.0%
1,798	American Public Education, Inc.	79,598
2,269	Capella Education Co.	107,551
1,362	Coinstar, Inc.	32,674
6,047	Corinthian Colleges, Inc.	86,351
2,379	Pre-Paid Legal Services, Inc.(a)	93,923

		400,097

Diversified Financial Services* – 0.1%
3,026	NewStar Financial, Inc.	16,370
1,378	PHH Corp.	11,107
760	Portfolio Recovery Associates, Inc.(a)	27,269

		54,746

Diversified Telecommunication Services – 1.1%
5,536	Cbeyond, Inc.*	66,543
5,418	Cogent Communications Group, Inc.*	25,898
12,149	IDT Corp. Class B*	12,392
4,370	NTELOS Holdings Corp.	113,620
8,538	Premiere Global Services, Inc.*	84,953
594	Shenandoah Telecommunications Co.	14,238
15,720	tw telecom, Inc.*	111,298

		428,942

Electric Utilities – 0.1%
2,171	Portland General Electric Co.	44,549

Electrical Equipment – 3.4%
808	A.O. Smith Corp.	25,492
8,533	Acuity Brands, Inc.	298,314
4,027	American Superconductor Corp.*	50,378
7,694	Belden, Inc.	160,343
1,187	Coleman Cable, Inc.*(a)	8,262
3,413	Energy Conversion Devices, Inc.*	116,520
702	Franklin Electric Co., Inc.	29,596
7,352	GrafTech International Ltd.*	59,625
2,938	II-VI, Inc.*	82,529
2,344	LSI Industries, Inc.	18,400
2,142	Powell Industries, Inc.*	39,648
24,839	Power-One, Inc.*	27,571
3,861	Vicor Corp.	26,988
11,523	Woodward Governor Co.	369,888

		1,313,554

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)

Electronic Equipment, Instruments & Components – 1.7%
200	Anixter International, Inc.*	$6,722
17,534	Benchmark Electronics, Inc.*	210,233
4,681	Brightpoint, Inc.*	26,963
775	China Security & Surveillance Technology, Inc.*	8,114
1,081	Cognex Corp.	17,318
1,949	Insight Enterprises, Inc.*	18,964
6,199	Plexus Corp.*	115,673
884	Rofin-Sinar Technologies, Inc.*	19,704
43,164	Sanmina-SCI Corp.*	32,373
7,079	ScanSource, Inc.*	140,447
2,811	SYNNEX Corp.*	43,374
2,317	Technitrol, Inc.	13,369

		653,254

Energy Equipment & Services – 2.0%
4,979	Basic Energy Services, Inc.*	68,113
546	CARBO Ceramics, Inc.	23,625
2,279	Dawson Geophysical Co.*	55,904
7,069	Grey Wolf, Inc.*	45,383
3,709	Lufkin Industries, Inc.	194,055
20,519	RPC, Inc.(a)	217,296
8,613	Superior Well Services, Inc.*	144,268

		748,644

Food & Staples Retailing – 2.0%
1,847	BJ’s Wholesale Club, Inc.*	65,014
365	Casey’s General Stores, Inc.	11,023
3,700	Ingles Markets, Inc.	69,042
377	Nash Finch Co.	14,865
14,964	PriceSmart, Inc.	222,964
3,150	Spartan Stores, Inc.	85,018
3,610	The Great Atlantic & Pacific Tea Co., Inc.*	29,855
3,237	The Pantry, Inc.*	71,279
12,511	Winn-Dixie Stores, Inc.*	187,915

		756,975

Food Products – 1.8%
481	Cal-Maine Foods, Inc.	14,137
1,353	Calavo Growers, Inc.	13,733
3,330	Chiquita Brands International, Inc.*	45,454
17,850	Darling International, Inc.*	134,589
6,449	Diamond Foods, Inc.	188,504
1,835	Flowers Foods, Inc.	54,408
1,373	Green Mountain Coffee Roasters, Inc.*	39,803
4,394	Imperial Sugar Co.	52,025
1,227	Lancaster Colony Corp.	38,700
7,367	Pilgrim’s Pride Corp.(a)	8,030
3,014	Sanderson Farms, Inc.	94,097

		683,480

Health Care Equipment & Supplies – 8.0%
4,543	Abaxis, Inc.*	69,826
15,462	Align Technology, Inc.*(a)	107,152

3,099	American Medical Systems Holdings, Inc.*	33,531
3,911	Analogic Corp.	172,710
5,430	AngioDynamics, Inc.*	68,418
3,025	ArthroCare Corp.*(a)	62,859
12,198	Cyberonics, Inc.*	155,403
4,263	Datascope Corp.	213,875
2,326	ev3, Inc.*	15,049
1,773	Haemonetics Corp.*	104,713
754	ICU Medical, Inc.*	24,151
1,878	Immucor, Inc.*	49,861
12,651	Invacare Corp.	230,122
2,397	Kensey Nash Corp.*	60,860
10,671	Masimo Corp.*	341,365
14,264	Medical Action Industries, Inc.*	164,036
4,159	Mentor Corp.	70,287
5,587	Merit Medical Systems, Inc.*	102,242
4,852	Orthofix International NV*	65,745
1,190	Palomar Medical Technologies, Inc.*	13,614
12,569	Quidel Corp.*(a)	198,716
2,927	Somanetics Corp.*	54,881
12,063	Stereotaxis, Inc.*	48,614
8,304	STERIS Corp.	282,668
6,347	SurModics, Inc.*(a)	168,195
7,693	Theragenics Corp.*	15,001
1,747	TranS1, Inc.*(a)	11,111
2,849	Vnus Medical Technologies*	43,960
344	West Pharmaceutical Services, Inc.	13,732
4,344	Zoll Medical Corp.*	104,604

		3,067,301

Health Care Providers & Services – 3.1%
4,259	AMN Healthcare Services, Inc.*	38,288
13,175	Assisted Living Concepts, Inc.*	65,480
4,169	Centene Corp.*	78,544
1,533	Chemed Corp.	67,130
1,879	Cross Country Healthcare, Inc.*	21,270
2,618	Genoptix, Inc.*	87,546
7,102	Healthways, Inc.*	71,730
2,949	inVentiv Health, Inc.*	27,927
1,348	IPC The Hospitalist Co.*	27,445
4,941	Kindred Healthcare, Inc.*	71,595
207	Landauer, Inc.	11,190
772	MedCath Corp.*	11,904
6,679	Nighthawk Radiology Holdings, Inc.*	30,657
9,050	Owens & Minor, Inc.	391,594
6,764	PharMerica Corp.*	138,865
15,679	Sunrise Senior Living, Inc.*	47,351

		1,188,516

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services – (continued)

Health Care Technology – 0.6%
4,134	Allscripts-Misys Healthcare Solutions, Inc.	$26,871
6,023	Computer Programs and Systems, Inc.	166,777
2,769	Omnicell, Inc.*	30,403

		224,051

Hotels, Restaurants & Leisure – 3.6%
1,689	Bally Technologies, Inc.*	37,411
3,314	Buffalo Wild Wings, Inc.*(a)	93,720
8,709	California Pizza Kitchen, Inc.*	85,087
1,171	CBRL Group, Inc.	23,326
6,554	CEC Entertainment, Inc.*	168,307
811	Chipotle Mexican Grill, Inc. Class B*	34,686
13,187	CKE Restaurants, Inc.	111,958
2,900	Jack in the Box, Inc.*	58,290
1,772	LIFE TIME FITNESS, Inc.*	33,739
10,539	O’Charley’s, Inc.	79,043
2,731	P.F. Chang’s China Bistro, Inc.*	55,876
2,338	Panera Bread Co.*	105,491
8,163	Papa John’s International, Inc.*	184,157
1,052	Peet’s Coffee & Tea, Inc.*	23,628
10,635	WMS Industries, Inc.*	265,875

		1,360,594

Household Durables – 0.1%
2,581	Furniture Brands International, Inc.	14,686
1,295	Tupperware Brands Corp.	32,763

		47,449

Household Products* – 0.2%
21,375	Central Garden & Pet Co.	67,973

Insurance – 0.7%
1,129	Argo Group International Holdings Ltd.*	36,015
5,294	Assured Guaranty Ltd.	59,452
3,204	eHealth, Inc.*	40,755
613	First American Corp.	12,511
2,801	First Mercury Financial Corp.*	30,223
1,771	IPC Holdings Ltd.	48,897
3,224	LandAmerica Financial Group, Inc.	31,756
2,501	Maiden Holdings Ltd.	11,305
1,076	United America Indemnity Ltd.*	12,890

		283,804

Internet & Catalog Retail – 0.9%
1,183	Blue Nile, Inc.*(a)	36,176
9,424	Netflix, Inc.*	233,338
2,359	NutriSystem, Inc.(a)	33,380
3,580	Overstock.com, Inc.*(a)	44,428

		347,322

Internet Software & Services – 2.4%
4,868	Ariba, Inc.*	52,088
23,862	Art Technology Group, Inc.*	46,531

3,665	AsiaInfo Holdings, Inc.*	40,278
3,130	Constant Contact, Inc.*	37,591
2,015	DealerTrack Holdings, Inc.*	21,621
6,851	Digital River, Inc.*	169,768
28,577	EarthLink, Inc.*	197,181
1,891	InfoSpace, Inc.	16,206
5,494	j2 Global Communications, Inc.*	88,563
1,917	Sohu.com, Inc.*	105,320
13,686	ValueClick, Inc.*	101,276
2,936	VistaPrint Ltd.*	50,118

		926,541

IT Services – 3.1%
1,671	Acxiom Corp.	13,134
2,762	Ciber, Inc.*	14,915
1,293	CSG Systems International, Inc.*	21,503
7,868	CyberSource Corp.*	95,596
12,108	ExlService Holdings, Inc.*	88,388
12,175	Gartner, Inc.*	224,020
2,993	Global Cash Access Holdings, Inc.*	8,440
16,510	Hackett Group, Inc.*	49,200
2,084	Heartland Payment Systems, Inc.	36,283
7,260	iGATE Corp.*	49,295
2,444	ManTech International Corp.*	131,829
1,524	MAXIMUS, Inc.	48,677
9,324	RightNow Technologies, Inc.*	61,352
21,010	Sapient Corp.*	115,345
2,686	SRA International, Inc.*	49,637
615	Syntel, Inc.	15,295
8,580	TeleTech Holdings, Inc.*	77,563
5,580	TNS, Inc.*	79,124
1,146	VeriFone Holdings, Inc.*	13,019

		1,192,615

Leisure Equipment & Products(a) – 0.7%
7,628	Polaris Industries, Inc.	256,835

Life Sciences Tools & Services* – 2.8%
6,749	Affymetrix, Inc.	24,904
11,129	Albany Molecular Research, Inc.	140,782
2,521	Bio-Rad Laboratories, Inc.	215,243
4,584	Dionex Corp.	246,757
8,503	eResearchTechnology, Inc.(b)	54,929
6,376	Medivation, Inc.(a)	119,677
13,737	Nektar Therapeutics	75,966
4,751	Varian, Inc.	175,074

		1,053,332

Machinery – 3.4%
3,015	AGCO Corp.*	95,033
295	Ampco-Pittsburgh Corp.	6,974
1,242	Astec Industries, Inc.*	31,572
1,557	Bucyrus International, Inc.	37,570
2,303	China Fire & Security Group, Inc.*(a)	19,806
1,146	CIRCOR International, Inc.	35,125
709	Graham Corp.	14,889

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

1,676	Lindsay Corp.(a)	$79,744
3,294	Mueller Industries, Inc.	75,334
748	NACCO Industries, Inc.	46,084
2,089	Nordson Corp.	77,147
2,596	Robbins & Myers, Inc.	52,958
1,873	Sauer-Danfoss, Inc.	19,198
1,550	Tecumseh Products Co.*	28,706
2,558	The Gorman-Rupp Co.	80,449
2,951	The Toro Co.	99,272
4,816	Titan International, Inc.	55,673
7,820	Titan Machinery, Inc.*	96,811
7,894	Wabash National Corp.	47,680
7,094	Wabtec Corp.	282,057

		1,282,082

Marine – 0.5%
13,081	American Commercial Lines, Inc.*	97,192
4,255	Eagle Bulk Shipping, Inc.	42,422
1,068	Genco Shipping & Trading Ltd.	22,268
8,539	Horizon Lines, Inc.	40,048

		201,930

Media – 0.6%
6,133	Arbitron, Inc.	199,813
17,318	Entercom Communications Corp.	11,603
4,544	RCN Corp.*	29,309

		240,725

Metals & Mining – 0.2%
1,083	Compass Minerals International, Inc.	59,489
2,077	Worthington Industries, Inc.	25,070

		84,559

Multiline Retail* – 0.0%
492	Dollar Tree, Inc.	18,706

Oil, Gas & Consumable Fuels – 7.1%
4,415	Alpha Natural Resources, Inc.*	157,925
1,194	Arena Resources, Inc.*	36,393
3,995	Atlas America, Inc.	91,525
28,645	Aventine Renewable Energy Holdings, Inc.*	55,858
13,017	Berry Petroleum Co.	303,296
2,051	Bill Barrett Corp.*(a)	41,840
1,761	Clayton Williams Energy, Inc.*	85,285
4,452	Comstock Resources, Inc.*	220,018
3,191	Concho Resources, Inc.*	67,809
419	Encore Acquisition Co.*	13,052
6,699	Energy Partners Ltd.*	28,940
15,465	Energy XXI (Bermuda) Ltd.	30,466
13,941	EXCO Resources, Inc.*	128,118
511	Foundation Coal Holdings, Inc.	10,608
2,919	Frontier Oil Corp.	38,560
8,902	General Maritime Corp.(a)	134,865
8,697	Geomet, Inc.*	25,656
2,462	Holly Corp.	48,329

5,125	Houston American Energy Corp.	20,449
20,453	International Coal Group, Inc.*(a)	95,720
2,235	James River Coal Co.*	42,957
3,388	Knightsbridge Tankers Ltd.	60,679
11,754	McMoRan Exploration Co.*	166,789
2,252	Nordic American Tanker Shipping Ltd.(a)	66,772
4,221	Penn Virginia Corp.	156,895
500	Petroleum Development Corp.*	10,355
7,095	PetroQuest Energy, Inc.*	70,595
1,523	Rosetta Resources, Inc.*	16,068
1,624	St. Mary Land & Exploration Co.	40,421
8,829	Tesoro Corp.	85,376
3,466	USEC, Inc.*(a)	14,315
39,811	VAALCO Energy, Inc.*	210,998
2,356	Venoco, Inc.*	9,966
10,669	Western Refining, Inc.	71,162
1,319	Whiting Petroleum Corp.*	68,575

		2,726,635

Personal Products(a) – 0.4%
1,167	China Sky One Medical, Inc.*	10,480
17,685	Mannatech, Inc.	70,917
1,447	USANA Health Sciences, Inc.*	54,899

		136,296

Pharmaceuticals – 2.4%
1,907	Acura Pharmaceuticals, Inc.*(a)	10,965
8,417	Adolor Corp.*	26,514
9,390	Alexza Pharmaceuticals, Inc.*	26,761
1,058	Alpharma, Inc.*	33,126
6,988	Biodel, Inc.*	15,513
18,440	Caraco Pharmaceutical Laboratories Ltd.*	187,535
7,404	Columbia Laboratories, Inc.*	11,624
45,560	DepoMed, Inc.*	98,410
2,588	MAP Pharmaceuticals, Inc.*	10,766
3,482	Medicis Pharmaceutical Corp.	49,688
5,167	Obagi Medical Products, Inc.*	42,989
24,618	Questcor Pharmaceuticals, Inc.*	190,543
2,333	Sucampo Pharmaceuticals, Inc.*	19,201
5,160	The Medicines Co.*	89,939
3,179	Valeant Pharmaceuticals International*(a)	59,670
991	XenoPort, Inc.*	41,236

		914,480

Professional Services – 2.7%
6,273	Administaff, Inc.	125,397
9,365	CDI Corp.	121,745
1,061	CRA International, Inc.*	28,711
9,296	Hudson Highland Group, Inc.*	48,711
1,610	Kelly Services, Inc.	22,927
7,813	Kforce, Inc.*	61,488
2,464	Korn/Ferry International*	34,225
23,713	MPS Group, Inc.*	184,724

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Professional Services – (continued)

3,261	Navigant Consulting, Inc.*	$52,730
7,287	Resources Connection, Inc.*	126,357
48,591	Spherion Corp.*	154,519
6,660	TrueBlue, Inc.*	55,478
4,187	Volt Information Sciences, Inc.*	32,031

		1,049,043

Real Estate Investment Trusts – 2.0%
3,745	EastGroup Properties, Inc.	125,383
608	Franklin Street Properties Corp.	7,193
1,605	Highwoods Properties, Inc.	39,836
1,343	Home Properties, Inc.	54,378
314	LTC Properties, Inc.	7,589
1,397	Nationwide Health Properties, Inc.	41,687
12,792	OMEGA Healthcare Investors, Inc.	192,775
1,154	Saul Centers, Inc.	42,225
5,659	Tanger Factory Outlet Centers, Inc.(a)	204,686
1,013	Universal Health Realty Income Trust	35,161

		750,913

Real Estate Management & Development – 0.1%
920	Jones Lang LaSalle, Inc.	30,286

Road & Rail – 1.4%
2,225	Arkansas Best Corp.(a)	64,948
6,869	Dollar Thrifty Automotive Group, Inc.*	11,128
3,159	Genesee & Wyoming, Inc.*	105,352
1,255	Knight Transportation, Inc.	19,954
4,565	Marten Transport Ltd.*	83,905
2,338	Old Dominion Freight Line, Inc.*	70,935
2,861	Saia, Inc.*	30,355
5,474	Universal Truckload Services, Inc.*	83,643
734	Werner Enterprises, Inc.	14,401
7,793	YRC Worldwide, Inc.*	35,692

		520,313

Semiconductors & Semiconductor Equipment – 2.9%
11,619	Advanced Micro Devices, Inc.*	40,667
3,959	Atheros Communications*	71,143
1,243	ATMI, Inc.*	15,115
1,088	Cabot Microelectronics Corp.*	31,258
4,817	Cirrus Logic, Inc.*	27,650
6,465	Cohu, Inc.	91,415
2,425	Entegris, Inc.*	6,523
19,033	Kulicke and Soffa Industries, Inc.*	55,957
7,487	Lattice Semiconductor Corp.*	14,076
10,385	LSI Corp.*	39,982
9,684	PMC-Sierra, Inc.*	45,321
19,820	Semtech Corp.*	240,218
50,048	Silicon Image, Inc.*	228,719
5,485	Skyworks Solutions, Inc.*	39,108
1,171	Standard Microsystems Corp.*	21,090
2,091	Tessera Technologies, Inc.*	36,133

4,100	Veeco Instruments, Inc.*	31,734
8,562	Volterra Semiconductor Corp.*	80,825

		1,116,934

Software – 6.8%
4,816	ACI Worldwide, Inc.*	65,979
7,384	Advent Software, Inc.*(a)	138,376
9,103	ArcSight, Inc.*	53,799
7,342	Blackbaud, Inc.	111,598
6,222	Commvault Systems, Inc.*	66,575
730	Concur Technologies, Inc.*	18,418
7,301	DemandTec, Inc.*	52,640
1,055	Fair Isaac Corp.	16,448
5,737	Jack Henry & Associates, Inc.	109,060
1,906	JDA Software Group, Inc.*	27,218
1,949	Kenexa Corp.*	17,366
8,498	Manhattan Associates, Inc.*	142,851
21,366	Mentor Graphics Corp.*	156,826
6,782	MICROS Systems, Inc.*	115,498
3,741	MicroStrategy, Inc.*	147,283
9,825	Net 1 UEPS Technologies, Inc.*	137,550
11,571	OpenTV Corp.*	15,389
2,653	Phoenix Technologies Ltd.*	11,726
4,406	Renaissance Learning, Inc.	60,098
6,406	Sonic Solutions*	13,068
6,003	SPSS, Inc.*	140,230
6,829	SuccessFactors, Inc.*	54,564
8,557	Sybase, Inc.*	227,873
9,960	Symyx Technologies, Inc.*	43,924
5,682	Synchronoss Technologies, Inc.*	44,149
12,743	Take-Two Interactive Software, Inc.*	151,132
4,649	Taleo Corp.*	64,156
7,602	TeleCommunication Systems, Inc.*	52,302
26,315	TiVo, Inc.*	180,784
8,405	VASCO Data Security International, Inc.*	95,229
6,704	Wind River Systems, Inc.*	58,593

		2,590,702

Specialty Retail – 2.8%
17,591	Aeropostale, Inc.*(a)	425,878
9,982	Blockbuster, Inc.*	15,173
4,408	Citi Trends, Inc.*	73,746
620	Genesco, Inc.*	15,382
5,354	Hibbett Sports, Inc.*	95,355
5,596	The Buckle, Inc.(a)	147,412
1,338	The Cato Corp.	20,766
6,902	The Finish Line, Inc.	66,052
2,196	The Gymboree Corp.*	56,788
2,657	Tractor Supply Co.*	110,425
2,424	Zale Corp.*	41,353

		1,068,330

Textiles, Apparel & Luxury Goods – 1.2%
1,063	Deckers Outdoor Corp.*	90,206
14,581	Fuqi International, Inc.*	115,336

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)

2,108	Lululemon Athletica, Inc.*(a)	$29,870
5,308	Maidenform Brands, Inc.*	58,282
1,436	Perry Ellis International, Inc.*	14,058
2,826	The Warnaco Group, Inc.*	84,243
1,460	Under Armour, Inc.*(a)	37,960
995	Wolverine World Wide, Inc.	23,383

		453,338

Tobacco – 0.4%
33,186	Alliance One International, Inc.*	110,841
1,123	Universal Corp.	44,460

		155,301

Trading Companies & Distributors – 0.1%
1,063	Applied Industrial Technologies, Inc.	21,462
775	Watsco, Inc.	31,845

		53,307

Wireless Telecommunication Services* – 0.2%
11,350	Centennial Communications Corp.	40,406
244	Leap Wireless International, Inc.	6,842
11,810	Virgin Mobile USA, Inc.	11,574

		58,822

TOTAL COMMON STOCKS
(Cost $48,502,565)		$37,477,457

Exchange Traded Fund – 0.1%

Other – 0.1%
400	iShares Russell 2000 Growth Index Fund	$22,156
(Cost $32,842)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.1%

Joint Repurchase Agreement Account II
$800,000	0.233%	11/03/08	$800,000
Maturity Value: $800,016
(Cost $800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $49,335,407)			$38,299,613

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 7.3%

Boston Global Investment Trust -Enhanced Portfolio II
2,832,625	1.682%	$2,784,470
(Cost $2,779,482)

TOTAL INVESTMENTS – 107.6%
(Cost $52,114,889)		$41,084,083

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.6)%		(2,906,082)

NET ASSETS – 100.0%		$38,178,001

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2008. Additional information appears on page 95.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2008, the following futures contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Russell Mini 2000 Index	12	December 2008	$643,800	$51,077

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 97.9%

Aerospace & Defense* – 0.0%
2,785	Ceradyne, Inc.	$65,447

Air Freight & Logistics – 0.3%
2,224	Hub Group, Inc.*	69,945
26,646	Pacer International, Inc.	300,833
16,657	Park-Ohio Holdings Corp.*	126,427

		497,205

Airlines – 1.2%
23,061	Alaska Air Group, Inc.*	569,607
27,726	JetBlue Airways Corp.*	153,879
9,216	Republic Airways Holdings, Inc.*	137,779
53,107	SkyWest, Inc.	818,379
14,368	UAL Corp.	209,198

		1,888,842

Auto Components – 0.1%
26,401	ArvinMeritor, Inc.	156,294
11,017	Modine Manufacturing Co.	81,526

		237,820

Automobiles* – 0.0%
10,000	Coachmen Industries, Inc.	11,500

Beverages* – 0.1%
3,508	Hansen Natural Corp.	88,823
8,365	National Beverage Corp.	76,623

		165,446

Biotechnology – 1.2%
982	Affymax, Inc.*	13,159
19,482	Emergent Biosolutions, Inc.*	350,871
10,375	Enzon Pharmaceuticals, Inc.*	51,564
5,880	Geron Corp.*	23,402
35,535	Idenix Pharmaceuticals, Inc.*(a)	196,153
28,102	Lexicon Pharmaceuticals, Inc.*	44,120
162,451	Nabi Biopharmaceuticals*	636,808
5,338	NPS Pharmaceuticals, Inc.*	37,366
38,703	PDL BioPharma, Inc.	377,354
2,544	Progenics Pharmaceuticals, Inc.*	25,466
126,000	XOMA Ltd.*	157,500

		1,913,763

Building Products – 0.8%
14,729	American Woodmark Corp.	273,076
6,259	Armstrong World Industries, Inc.	122,864
17,168	Builders FirstSource, Inc.*(a)	65,238
17,490	Gibraltar Industries, Inc.	231,743
10,468	NCI Building Systems, Inc.*	194,809
14,195	Universal Forest Products, Inc.	335,712

		1,223,442

Capital Markets – 2.0%
46,776	Apollo Investment Corp.	616,508
3,274	Calamos Asset Management, Inc.	26,879
9,290	Capital Southwest Corp.(b)	947,580
1,405	Cohen & Steers, Inc.	25,529
10,397	Eaton Vance Corp.	228,734

7,187	GAMCO Investors, Inc.	273,609
34,413	Knight Capital Group, Inc.*	497,612
739	Piper Jaffray Cos., Inc.*	29,154
23,837	SEI Investments Co.	421,438

		3,067,043

Chemicals – 2.2%
30,734	A. Schulman, Inc.	550,446
1,109	Ashland, Inc.	25,052
38,862	Ferro Corp.(a)	601,584
12,162	H.B. Fuller Co.	214,902
13,169	Innophos Holdings, Inc.	352,271
5,800	Innospec, Inc.	50,750
10,500	Koppers Holdings, Inc.	249,795
5,837	Minerals Technologies, Inc.	331,308
2,399	OM Group, Inc.*	51,195
18,103	PolyOne Corp.*	85,989
9,507	Rockwood Holdings, Inc.*	117,411
2,598	Solutia, Inc.*	25,045
54,797	Spartech Corp.	348,509
3,341	Stepan Co.	119,708
10,846	Westlake Chemical Corp.	197,723
3,200	Zep, Inc.	67,360

		3,389,048

Commercial Banks – 14.1%
3,817	1st Source Corp.	81,913
49,521	AMCORE Financial, Inc.	230,273
13,455	BancorpSouth, Inc.	326,553
1,915	BancTrust Financial Group, Inc.	23,861
6,390	Banner Corp.	81,600
10,017	Cascade Bancorp(a)	95,562
54,305	Cathay General Bancorp(a)	1,329,386
1,376	Centerstate Banks of Florida, Inc.	24,080
12,949	Central Pacific Financial Corp.	202,004
13,666	Chemical Financial Corp.(a)	359,006
8,391	City Bank	86,427
2,608	City Holding Co.	109,119
19,651	Columbia Banking System, Inc.	312,844
93,934	CVB Financial Corp.(a)	1,189,205
39,983	East West Bancorp, Inc.(a)	693,705
2,086	Enterprise Financial Services Corp.	38,695
181,853	First Bancorp(a)	1,858,538
1,804	First Busey Corp.(a)	33,627
38,281	First Commonwealth Financial Corp.(a)	423,388
10,266	First Financial Bancorp	138,078
753	First Financial Corp.	31,837
1,941	First South Bancorp, Inc.	27,271
21,664	FirstMerit Corp.	505,205
39,499	Frontier Financial Corp.(a)	263,063
8,624	Glacier Bancorp, Inc.	173,946
12,523	Greene Bancshares, Inc.(a)	247,329
12,344	Guaranty Bancorp*	52,585
68,750	Hanmi Financial Corp.	275,000
1,175	Heartland Financial USA, Inc.	27,906

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)

29,814	Heritage Commerce Corp.	$385,793
2,101	Home Bancshares, Inc.	54,710
5,562	Integra Bank Corp.	33,539
36,844	International Bancshares Corp.	956,839
87,876	Investors Bancorp, Inc.*	1,261,899
6,733	MainSource Financial Group, Inc.	120,251
23,244	MB Financial, Inc.(a)	690,579
56,073	Nara Bancorp, Inc.	616,803
2,501	NBT Bancorp, Inc.	69,728
7,616	Oriental Financial Group, Inc.	123,684
40,647	Pacific Capital Bancorp	798,307
8,327	Pinnacle Financial Partners, Inc.*	243,648
5,332	Preferred Bank(a)	37,271
19,754	Provident Bankshares Corp.(a)	210,775
8,344	Renasant Corp.	174,890
12,004	Republic Bancorp, Inc.(a)	276,332
42,853	Sterling Bancshares, Inc.	341,110
56,958	Sterling Financial Corp.	483,573
1,516	Suffolk Bancorp	49,194
5,950	Sun Bancorp, Inc.*	59,500
59,957	Susquehanna Bancshares, Inc.(a)	928,734
44,903	The Colonial BancGroup, Inc.	182,306
29,671	The South Financial Group, Inc.	172,389
5,166	TriCo Bancshares	111,276
25,668	Trustmark Corp.	526,707
63,983	UCBH Holdings, Inc.(a)	337,830
389	UMB Financial Corp.	17,633
90,186	Umpqua Holdings Corp.(a)	1,534,966
2,442	Union Bankshares Corp.	58,193
2,176	United Bankshares, Inc.	69,414
4,655	West Bancorp(a)	58,188
2,844	Westamerica Bancorp	162,819
10,368	Whitney Holding Corp.	196,992
8,906	Wilmington Trust Corp.	257,027
53,834	Wilshire Bancorp, Inc.(a)	593,789
21,803	Wintrust Financial Corp.(a)	558,157
7,285	Yadkin Valley Financial Corp.(a)	108,474

		22,105,325

Commercial Services & Supplies – 2.4%
7,400	ABM Industries, Inc.	120,842
21,038	Acco Brands Corp.*	59,327
18,471	AMREP Corp.*	556,162
53,819	Bowne & Co., Inc.	419,250
31,406	Comfort Systems USA, Inc.	293,018
1,071	G & K Services, Inc.	24,194
13,563	Herman Miller, Inc.	298,386
8,570	HNI Corp.	157,002
12,399	ICT Group, Inc.*	65,343
34,375	IKON Office Solutions, Inc.	592,281
42,671	Kimball International, Inc. Class B	317,899
24,479	United Stationers, Inc.*	915,270

		3,818,974

Communications Equipment – 2.5%
150,957	3Com Corp.*	412,113
10,908	ADTRAN, Inc.	165,802
5,459	Anaren, Inc.*	67,964
27,870	Avanex Corp.*	86,397
27,999	Avocent Corp.*(b)	420,545
21,609	BigBand Networks*	79,953
2,797	Black Box Corp.	85,057
27,779	Brocade Communications Systems, Inc.*	104,727
90,618	Emulex Corp.*	860,871
21,648	Extreme Networks, Inc.*	39,832
15,616	Foundry Networks, Inc.*	231,898
16,293	Plantronics, Inc.	235,271
13,321	Polycom, Inc.*	279,874
33,761	Powerwave Technologies, Inc.*	32,073
13,623	SeaChange International, Inc.*	104,080
32,862	Symmetricom, Inc.*	146,236
26,872	Tellabs, Inc.*	113,937
4,423	Tollgrade Communications, Inc.*	19,461
204,361	UTStarcom, Inc.*(a)	486,379

		3,972,470

Computers & Peripherals – 0.7%
10,261	Adaptec, Inc.*	32,938
12,996	Avid Technology, Inc.*	192,731
23,260	Hutchinson Technology, Inc.*	159,098
25,191	Hypercom Corp.*	49,122
38,506	Imation Corp.	474,394
3,069	Novatel Wireless, Inc.*	15,989
15,411	Palm, Inc.*	61,490
199,816	Quantum Corp.*	57,947

		1,043,709

Construction & Engineering – 0.2%
2,865	Dycom Industries, Inc.*	25,441
5,621	Granite Construction, Inc.	200,501
2,151	Integrated Electrical Services, Inc.*	26,307

		252,249

Construction Materials*(a) – 0.2%
33,925	Headwaters, Inc.	359,605

Consumer Finance – 0.5%
166,570	Advance America Cash Advance Centers, Inc.	446,408
4,293	Cash America International, Inc.	151,843
58,731	CompuCredit Corp.*(a)	151,526

		749,777

Containers & Packaging – 0.4%
29,678	Bway Holding Co.*	221,991
40,117	Myers Industries, Inc.	424,037

		646,028

Distributors* – 0.2%
16,890	Core-Mark Holding Co., Inc.	333,915

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Distributors* – (continued)

Diversified Consumer Services – 0.1%
18,211	Regis Corp.	$225,270

Diversified Financial Services – 1.1%
65,076	Compass Diversified Holdings	793,927
15,963	Financial Federal Corp.	369,544
4,396	Medallion Financial Corp.	35,564
1,705	MSCI, Inc.*	29,394
51,519	PHH Corp.*	415,243
5,624	PICO Holdings, Inc.*	140,825

		1,784,497

Diversified Telecommunication Services – 0.4%
1,805	Cbeyond, Inc.*	21,696
20,480	Cincinnati Bell, Inc.*	48,947
15,799	General Communication, Inc.*	121,337
17,130	iBasis, Inc.*	37,857
173,514	IDT Corp. Class B*	176,984
4,231	Iowa Telecommunications Services, Inc.	63,973
10,930	Premiere Global Services, Inc.*	108,754
7,004	tw telecom, inc.*	49,588

		629,136

Electric Utilities – 2.9%
2,414	ALLETE, Inc.	84,490
50,452	El Paso Electric Co.*	934,371
3,152	IDACORP, Inc.	84,032
624	MGE Energy, Inc.	22,233
127,797	Portland General Electric Co.	2,622,395
793	The Empire District Electric Co.	15,234
26,214	Unisource Energy Corp.	722,982

		4,485,737

Electrical Equipment – 2.6%
20,150	A.O. Smith Corp.	635,732
15,587	Acuity Brands, Inc.	544,921
24,957	Baldor Electric Co.(a)	438,245
19,488	Belden, Inc.	406,130
1,990	Coleman Cable, Inc.*(a)	13,850
31,022	Encore Wire Corp.(a)	594,692
76,187	LSI Industries, Inc.	598,068
124,332	Power-One, Inc.*(a)	138,009
3,653	Regal-Beloit Corp.	118,942
18,916	Woodward Governor Co.	607,204

		4,095,793

Electronic Equipment, Instruments & Components – 2.0%
18,674	Agilysys, Inc.	75,069
89,560	Benchmark Electronics, Inc.*	1,073,824
55,503	Brightpoint, Inc.*	319,697
7,043	Gerber Scientific, Inc.*	33,666
47,664	Insight Enterprises, Inc.*	463,771
7,255	Mercury Computer Systems, Inc.*	52,091
21,414	Methode Electronics, Inc.	162,532
4,675	Plexus Corp.*	87,236
211,716	Sanmina-SCI Corp.*	158,787
1,910	ScanSource, Inc.*	37,894

40,278	SYNNEX Corp.*(a)	621,490
8,072	Technitrol, Inc.	46,575
3,328	Vishay Intertechnology, Inc.*	14,344

		3,146,976

Energy Equipment & Services – 1.1%
14,521	Complete Production Services, Inc.*	179,915
6,079	Dawson Geophysical Co.*	149,118
61,299	Grey Wolf, Inc.*	393,540
4,368	Lufkin Industries, Inc.	228,534
21,914	RPC, Inc.(a)	232,069
27,614	Superior Well Services, Inc.*	462,534
3,137	Union Drilling, Inc.*	17,191

		1,662,901

Food & Staples Retailing – 3.4%
1,624	BJ’s Wholesale Club, Inc.*	57,165
47,643	Casey’s General Stores, Inc.	1,438,819
26,895	Ingles Markets, Inc.	501,861
16,069	Nash Finch Co.	633,601
55,385	PriceSmart, Inc.	825,236
3,586	Spartan Stores, Inc.	96,786
9,598	Susser Holdings Corp.*	149,537
10,881	The Great Atlantic & Pacific Tea Co., Inc.*	89,986
19,307	The Pantry, Inc.*	425,140
306	Village Super Market, Inc.	15,037
15,560	Weis Markets, Inc.	504,766
42,929	Winn-Dixie Stores, Inc.*(a)	644,793

		5,382,727

Food Products – 1.9%
43,244	Chiquita Brands International, Inc.*(a)	590,281
1,039	Corn Products International, Inc.	25,269
10,228	Diamond Foods, Inc.	298,964
21,031	Farmer Bros. Co.	504,744
3,774	Flowers Foods, Inc.	111,899
5,555	Fresh Del Monte Produce, Inc.*	117,266
51,907	Imperial Sugar Co.(a)	614,579
4,841	J & J Snack Foods Corp.	151,814
4,070	Lance, Inc.	84,208
32,681	Pilgrim’s Pride Corp.(a)	35,622
47,116	Reddy Ice Holdings, Inc.	125,329
10,961	Sanderson Farms, Inc.(a)	342,202

		3,002,177

Gas Utilities – 2.4%
67,786	New Jersey Resources Corp.	2,524,351
19,985	Piedmont Natural Gas Co., Inc.	657,906
1,087	South Jersey Industries, Inc.	37,034
9,327	The Laclede Group, Inc.	487,989

		3,707,280

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Gas Utilities – (continued)

Health Care Equipment & Supplies – 2.1%
11,335	AngioDynamics, Inc.*	$142,821
5,204	Cardiac Science Corp.*	48,553
14,538	CONMED Corp.*	380,896
20,132	Cyberonics, Inc.*	256,482
5,190	Datascope Corp.	260,382
55,497	Invacare Corp.(a)	1,009,490
6,556	Masimo Corp.*	209,727
36,698	Medical Action Industries, Inc.*	422,027
19,939	Orthofix International NV*	270,174
20,612	Palomar Medical Technologies, Inc.*	235,801
6,289	Quidel Corp.*	99,429
12,374	Theragenics Corp.*	24,129

		3,359,911

Health Care Providers & Services – 2.2%
15,117	AMERIGROUP Corp.*	377,925
13,804	Assisted Living Concepts, Inc.*	68,606
9,914	Centene Corp.*	186,780
3,180	Cross Country Healthcare, Inc.*	35,998
41,120	Kindred Healthcare, Inc.*	595,829
22,218	MedCath Corp.*	342,601
15,468	Owens & Minor, Inc.	669,300
51,448	PharMerica Corp.*	1,056,227
20,402	Sunrise Senior Living, Inc.*	61,614
9,907	Universal American Financial Corp.*	87,677

		3,482,557

Health Care Technology – 0.2%
10,667	Computer Programs and Systems, Inc.	295,369

Hotels, Restaurants & Leisure – 1.7%
28,444	Bob Evans Farms, Inc.	593,911
9,662	California Pizza Kitchen, Inc.*	94,398
14,664	CEC Entertainment, Inc.*	376,571
1,044	Chipotle Mexican Grill, Inc. Class B*	44,652
9,363	CKE Restaurants, Inc.	79,492
5,564	Landry’s Restaurants, Inc.(a)	69,828
98,437	O’Charley’s, Inc.	738,277
11,313	Panera Bread Co.*(a)	510,443
9,961	Papa John’s International, Inc.*	224,720

		2,732,292

Household Durables – 0.6%
22,781	American Greetings Corp.	266,082
64,581	Furniture Brands International, Inc.(a)	367,466
9,263	La-Z-Boy, Inc.	53,540
4,690	M/I Homes, Inc.	63,831
4,758	Meritage Homes Corp.*	65,327
59,453	Standard Pacific Corp.*	169,441

		985,687

Household Products* – 0.2%
117,227	Central Garden & Pet Co.	372,782

Industrial Conglomerates – 0.1%
3,059	Standex International Corp.	78,953
4,183	Tredegar Corp.	61,574

		140,527

Insurance – 6.7%
7,824	American Physicians Capital, Inc.	320,080
1,244	American Safety Insurance Holdings Ltd.*	12,875
62,674	Aspen Insurance Holdings Ltd.	1,438,995
47,317	Assured Guaranty Ltd.(a)	531,370
29,189	CNA Surety Corp.*	404,268
9,392	Crawford & Co. Class B*	136,184
1,754	Delphi Financial Group, Inc.	27,626
13,815	Employers Holdings, Inc.	176,279
2,435	Fidelity National Financial, Inc.	21,939
4,336	First American Corp.	88,498
9,137	First Mercury Financial Corp.*	98,588
2,598	FPIC Insurance Group, Inc.*	116,286
3,975	Hallmark Financial Services, Inc.*	25,838
12,865	Horace Mann Educators Corp.	102,405
14,384	Infinity Property & Casualty Corp.	572,771
77,498	IPC Holdings Ltd.(a)	2,139,720
28,125	LandAmerica Financial Group, Inc.(a)	277,031
31,647	Maiden Holdings Ltd.(a)	143,044
37,851	Max Capital Group Ltd.	603,723
5,460	Montpelier Re Holdings Ltd.	78,133
16,830	National Financial Partners Corp.	112,088
586	Philadelphia Consolidated Holding Corp.*	34,275
37,974	Platinum Underwriters Holdings Ltd.	1,205,295
14,985	PMA Capital Corp.*	69,231
6,051	Presidential Life Corp.	56,758
7,415	RLI Corp.	425,547
8,325	Safety Insurance Group, Inc.	316,267
13,362	Selective Insurance Group, Inc.	317,347
2,467	State Auto Financial Corp.	64,981
17,236	Stewart Information Services Corp.	286,118
5,919	The Phoenix Cos., Inc.	38,296
16,486	United America Indemnity Ltd.*	197,502
2,294	Zenith National Insurance Corp.	75,381

		10,514,739

Internet & Catalog Retail*(a) – 0.2%
12,213	Netflix, Inc.	302,394
3,068	Overstock.com, Inc.	38,074

		340,468

Internet Software & Services – 0.4%
22,756	EarthLink, Inc.*	157,016
8,300	RealNetworks, Inc.*	35,524

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services – (continued)

4,553	Sohu.com, Inc.*	$250,142
25,768	United Online, Inc.(a)	190,683

		633,365

IT Services – 1.8%
82,375	Acxiom Corp.	647,468
106,905	Ciber, Inc.*	577,287
2,805	CSG Systems International, Inc.*	46,647
19,257	ExlService Holdings, Inc.*	140,576
15,688	Gevity HR, Inc.	53,496
4,893	Global Cash Access Holdings, Inc.*	13,798
16,423	infoGROUP, Inc.	73,247
18,018	Lionbridge Technologies, Inc.*	31,351
13,191	MAXIMUS, Inc.	421,321
12,460	Perot Systems Corp.*	179,299
14,439	Sapient Corp.*	79,270
7,108	SI International, Inc.*	204,710
3,403	SRA International, Inc.*	62,887
4,634	StarTek, Inc.*	15,339
20,833	TNS, Inc.*	295,412

		2,842,108

Leisure Equipment & Products – 0.6%
41,085	Brunswick Corp.	142,565
6,867	Callaway Golf Co.	71,829
4,932	Marine Products Corp.	30,529
35,944	Nautilus, Inc.*	87,703
15,914	Polaris Industries, Inc.(a)	535,824
11,035	RC2 Corp.*	140,145

		1,008,595

Life Sciences Tools & Services* – 0.4%
18,669	Albany Molecular Research, Inc.	236,163
3,953	Medivation, Inc.	74,198
39,516	Nektar Therapeutics	218,524
21,294	Pharmanet Development Group, Inc.	34,070

		562,955

Machinery – 1.7%
10,071	AGCO Corp.*(b)	317,438
805	Cascade Corp.	26,573
8,101	Lydall, Inc.*	53,872
8,813	Mueller Industries, Inc.	201,553
21,915	Mueller Water Products, Inc.(a)	153,405
7,089	NACCO Industries, Inc.	436,753
1,245	Robbins & Myers, Inc.	25,398
5,242	Sauer-Danfoss, Inc.	53,731
19,017	Tecumseh Products Co.*	352,195
8,501	The Gorman-Rupp Co.	267,357
5,513	The Toro Co.	185,457
2,742	Titan Machinery, Inc.*	33,946
73,833	Wabash National Corp.	445,951
2,266	Wabtec Corp.	90,096

		2,643,725

Marine – 0.1%
13,062	American Commercial Lines, Inc.*	97,050
11,462	Horizon Lines, Inc.	53,757
5,199	Ultrapetrol Bahamas Ltd.*	21,524

		172,331

Media – 0.6%
1,606	Arbitron, Inc.	52,323
84,290	Belo Corp.	179,538
34,134	Cox Radio, Inc.*(a)	186,030
3,686	DreamWorks Animation SKG, Inc.*	103,577
132,095	Entercom Communications Corp.(a)	88,504
1,751	Granite Broadcasting Corp.*	12,257
87,262	Gray Television, Inc.	47,994
33,911	Journal Communications, Inc.	84,777
33,718	Lin TV Corp.*	57,658
12,804	RCN Corp.*	82,586

		895,244

Metals & Mining – 0.5%
15,093	Brush Engineered Materials, Inc.*	185,191
8,863	Commercial Metals Co.	98,379
3,133	Compass Minerals International, Inc.(a)	172,096
2,099	Kaiser Aluminum Corp.	70,442
4,054	RTI International Metals, Inc.*	64,013
19,042	Sutor Technology Group Ltd.*	40,940
9,481	Worthington Industries, Inc.	114,436

		745,497

Multi-Utilities – 1.0%
6,336	Avista Corp.	125,833
11,881	Black Hills Corp.	299,995
14,435	CH Energy Group, Inc.(a)	595,155
12,908	NorthWestern Corp.	252,222
24,710	PNM Resources, Inc.	240,923

		1,514,128

Multiline Retail – 0.1%
2,367	Dollar Tree, Inc.*	89,993
6,612	Fred’s, Inc.	80,997

		170,990

Oil, Gas & Consumable Fuels – 3.5%
14,601	Alon USA Energy, Inc.(a)	128,781
16,146	Alpha Natural Resources, Inc.*	577,542
99,993	Aventine Renewable Energy Holdings, Inc.*(a)	194,986
27,859	Berry Petroleum Co.	649,115
1,484	Bill Barrett Corp.*	30,274
13,882	Callon Petroleum Co.*	143,262
5,742	Encore Acquisition Co.*	178,863
19,754	Energy Partners Ltd.*	85,337
57,912	Energy XXI (Bermuda) Ltd.	114,087
4,192	Forest Oil Corp.*	122,448

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

2,042	Foundation Coal Holdings, Inc.	$42,392
14,570	Frontier Oil Corp.	192,470
5,144	General Maritime Corp.	77,932
8,607	Harvest Natural Resources, Inc.*	73,073
8,113	Holly Corp.	159,258
5,715	Nordic American Tanker Shipping Ltd.(a)	169,450
51,163	Rosetta Resources, Inc.*	539,770
6,350	St. Mary Land & Exploration Co.	158,051
16,862	Swift Energy Co.*	540,933
993	Teekay Corp.	21,201
37,621	Tesoro Corp.	363,795
7,367	USEC, Inc.*(a)	30,426
65,631	VAALCO Energy, Inc.*	347,844
70,602	Western Refining, Inc.	470,915
1,912	Whiting Petroleum Corp.*	99,405

		5,511,610

Paper & Forest Products – 0.4%
33,229	Buckeye Technologies, Inc.*	195,719
28,215	Louisiana-Pacific Corp.	135,432
1,734	Neenah Paper, Inc.	15,658
35,591	Wausau Paper Corp.	329,572

		676,381

Personal Products – 0.4%
104,185	Mannatech, Inc.(a)	417,782
33,219	Prestige Brands Holdings, Inc.*	229,543

		647,325

Pharmaceuticals* – 0.9%
44,745	DepoMed, Inc.	96,649
42,823	Par Pharmaceutical Cos., Inc.	428,230
49,407	Questcor Pharmaceuticals, Inc.(a)	382,410
19,481	Salix Pharmaceuticals Ltd.	179,225
20,971	ViroPharma, Inc.	262,977

		1,349,491

Professional Services – 1.9%
15,755	CDI Corp.	204,815
7,097	Heidrick & Struggles International, Inc.	171,251
24,214	Hudson Highland Group, Inc.*	126,881
27,100	Kelly Services, Inc.	385,904
15,534	Kforce, Inc.*	122,252
8,889	Korn/Ferry International*	123,468
138,354	MPS Group, Inc.*	1,077,778
124,515	Spherion Corp.*	395,958
16,243	TrueBlue, Inc.*	135,304
27,861	Volt Information Sciences, Inc.*	213,137

		2,956,748

Real Estate Investment Trusts – 9.7%
6,602	Acadia Realty Trust	119,298
27,150	Agree Realty Corp.	544,900
1,884	AMB Property Corp.(b)	45,273
14,556	Anthracite Capital, Inc.(a)	63,173

20,573	Associated Estates Realty Corp.	167,876
16,987	BioMed Realty Trust, Inc.	238,667
3,209	Care Investment Trust, Inc.	35,877
116,289	DCT Industrial Trust, Inc.	573,305
34,779	EastGroup Properties, Inc.	1,164,401
35,091	Education Realty Trust, Inc.	149,137
812	Essex Property Trust, Inc.	79,008
70,995	Franklin Street Properties Corp.	839,871
2,096	Getty Realty Corp.	40,809
30,213	Highwoods Properties, Inc.	749,887
7,268	Home Properties, Inc.	294,281
26,661	Jer Investors Trust, Inc.(a)	86,648
4,887	Kilroy Realty Corp.	157,117
13,748	LaSalle Hotel Properties	193,572
58,524	LTC Properties, Inc.	1,414,525
5,360	Maguire Properties, Inc.	19,028
9,377	National Health Investors, Inc.	280,747
16,224	Nationwide Health Properties, Inc.	484,124
51,473	NorthStar Realty Finance Corp.(a)	295,970
90,445	OMEGA Healthcare Investors, Inc.	1,363,006
9,528	One Liberty Properties, Inc.	113,002
29,987	Post Properties, Inc.	669,310
17,340	Potlatch Corp.	575,861
15,531	RAIT Financial Trust(a)	59,328
87,927	Realty Income Corp.(a)	2,032,872
2,958	Regency Centers Corp.	116,723
1,895	Saul Centers, Inc.	69,338
20,052	Senior Housing Properties Trust	384,397
2,764	Sovran Self Storage, Inc.	89,692
44,947	Sunstone Hotel Investors, Inc.	294,403
10,047	Tanger Factory Outlet Centers, Inc.(a)	363,400
14,283	Universal Health Realty Income Trust	495,763
34,584	Urstadt Biddle Properties	566,486

		15,231,075

Real Estate Management & Development – 0.2%
11,430	Jones Lang LaSalle, Inc.	376,276

Road & Rail – 2.1%
20,280	Arkansas Best Corp.(a)	591,973
11,517	Celadon Group, Inc.*	123,117
29,607	Dollar Thrifty Automotive Group, Inc.*	47,963
47,475	Marten Transport Ltd.*	872,591
33,489	Saia, Inc.*	355,318
13,865	Universal Truckload Services, Inc.*	211,857
44,632	Werner Enterprises, Inc.(a)	875,680
65,899	YRC Worldwide, Inc.*	301,817

		3,380,316

Semiconductors & Semiconductor Equipment – 1.2%
39,974	Advanced Micro Devices, Inc.*	139,909
15,648	Cohu, Inc.	221,263

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)

25,346	Entegris, Inc.*	$68,181
8,227	Kulicke and Soffa Industries, Inc.*	24,187
9,751	Lattice Semiconductor Corp.*	18,332
8,995	LSI Corp.*	34,631
97,360	LTX-Credence Corp.*	60,363
14,897	Semtech Corp.*	180,552
124,351	Silicon Image, Inc.*	568,284
149,562	Silicon Storage Technology, Inc.*	471,120
2,384	Standard Microsystems Corp.*	42,936
3,405	TriQuint Semiconductor, Inc.*	15,254
2,607	Veeco Instruments, Inc.*	20,178

		1,865,190

Software – 1.9%
4,138	Advent Software, Inc.*(b)	77,546
22,458	Bottomline Technologies, Inc.*	176,969
7,602	DemandTec, Inc.*	54,810
26,911	Fair Isaac Corp.	419,543
18,949	JDA Software Group, Inc.*	270,592
4,051	Manhattan Associates, Inc.*	68,097
86,427	Mentor Graphics Corp.*	634,374
6,558	MicroStrategy, Inc.*	258,188
4,081	MSC.Software Corp.*	35,097
23,573	OpenTV Corp.*	31,352
24,205	QAD, Inc.	123,446
2,500	Renaissance Learning, Inc.(a)	34,100
12,727	Sonic Solutions*	25,963
23,192	Symyx Technologies, Inc.*	102,277
3,743	Take-Two Interactive Software, Inc.*	44,392
54,407	TIBCO Software, Inc.*	280,196
27,623	TiVo, Inc.*	189,770
7,936	VASCO Data Security International, Inc.*	89,915

		2,916,627

Specialty Retail – 3.1%
5,452	Aaron Rents, Inc.	135,155
34,138	Aeropostale, Inc.*	826,481
32,740	America’s Car-Mart, Inc.*(a)	534,644
169,687	Blockbuster, Inc.*(a)	257,924
7,895	Charlotte Russe Holding, Inc.*	66,713
57,796	Charming Shoppes, Inc.*(a)	63,576
2,170	Citi Trends, Inc.*	36,304
18,069	Genesco, Inc.*	448,292
3,787	Hibbett Sports, Inc.*	67,447
10,178	Hot Topic, Inc.*	65,953
30,025	Jo-Ann Stores, Inc.*	575,279
1,419	The Buckle, Inc.	37,376
11,595	The Cato Corp.	179,954
8,072	The Children’s Place Retail Stores, Inc.*(a)	269,847
34,575	The Finish Line, Inc.	330,883
4,203	Tractor Supply Co.*	174,677
44,339	Zale Corp.*(a)	756,423

		4,826,928

Textiles, Apparel & Luxury Goods – 1.1%
24,173	Carter’s, Inc.*	513,435
2,198	Columbia Sportswear Co.(a)	81,040
45,865	Fuqi International, Inc.*	362,792
19,629	Kenneth Cole Productions, Inc.	260,673
25,774	Maidenform Brands, Inc.*	282,999
9,839	Oxford Industries, Inc.	132,531
2,503	UniFirst Corp.	81,673

		1,715,143

Thrifts & Mortgage Finance – 2.3%
11,129	Anchor BanCorp Wisconsin, Inc.(a)	63,435
42,498	Bank Mutual Corp.	490,002
63,043	Brookline Bancorp, Inc.	737,603
63,052	Corus Bankshares, Inc.(a)	138,715
2,100	First Financial Northwest, Inc.	17,157
24,769	First Niagara Financial Group, Inc.	390,607
8,378	First Place Financial Corp.	57,557
11,387	Flagstar Bancorp, Inc.	21,635
25,609	NewAlliance Bancshares, Inc.	353,404
74,501	Provident Financial Services, Inc.	1,092,185
2,155	TFS Financial Corp.	28,166
13,278	United Community Financial Corp.	62,274
8,484	Washington Federal, Inc.	149,488

		3,602,228

Tobacco – 0.7%
81,363	Alliance One International, Inc.*	271,752
22,676	Universal Corp.	897,743

		1,169,495

Trading Companies & Distributors – 0.2%
12,010	Aircastle Ltd.	83,469
6,807	Applied Industrial Technologies, Inc.	137,433
650	Watsco, Inc.	26,709

		247,611

Wireless Telecommunication Services* – 0.1%
4,977	Centennial Communications Corp.	17,718
16,707	USA Mobility, Inc.	161,223
32,324	Virgin Mobile USA, Inc.	31,678

		210,619

TOTAL COMMON STOCKS
(Cost $185,412,530)		$153,960,435

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Units	Expiration Month	Value

Warrants* – 0.0%

Granite Broadcasting Corp.

4,378	06/2012	$963
635	06/2012	7

TOTAL WARRANTS
(Cost $263,962)		$970

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $185,676,492)		$153,961,405

	Interest
Shares	Rate	Value

Securities Lending Collateral(c) – 12.8%

Boston Global Investment Trust — Enhanced Portfolio II

20,423,834	1.682%	$20,076,629
(Cost $20,039,752)

TOTAL INVESTMENTS — 110.7%
(Cost $205,716,244)		$174,038,034

LIABILITIES IN EXCESS OF
OTHER ASSETS — (10.7)%		(16,885,432)

NET ASSETS — 100.0%		$157,152,602

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2008, the following futures contract was open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

Russell Mini 2000 Index	53	December 2008	$2,843,450	$152,637

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
October 31, 2008

Shares	Description	Value

Common Stocks – 98.4%

Aerospace & Defense – 2.5%
131,264	General Dynamics Corp.	$7,917,843
81,734	Lockheed Martin Corp.	6,951,477
31,875	Northrop Grumman Corp.(a)	1,494,619
5,349	United Technologies Corp.	293,981

		16,657,920

Air Freight & Logistics – 0.6%
3,658	C.H. Robinson Worldwide, Inc.	189,411
48,196	Expeditors International of Washington, Inc.	1,573,600
28,875	FedEx Corp.	1,887,559
5,635	United Parcel Service, Inc. Class B	297,415

		3,947,985

Beverages – 0.7%
56,354	Anheuser-Busch Cos., Inc.(b)	3,495,638
19,736	Coca-Cola Enterprises, Inc.	198,347
6,399	Dr. Pepper Snapple Group, Inc.*	146,537
29,006	Hansen Natural Corp.*(b)	734,432
4,595	PepsiCo, Inc.	261,961

		4,836,915

Biotechnology – 3.6%
82,303	Amgen, Inc.*	4,929,127
87,150	Biogen Idec, Inc.*	3,708,233
287,244	Gilead Sciences, Inc.*	13,170,137
206,500	PDL BioPharma, Inc.	2,013,375

		23,820,872

Building Products – 0.0%
12,694	Armstrong World Industries, Inc.	249,183

Capital Markets – 3.0%
8,370	Ameriprise Financial, Inc.	180,792
157,079	Bank of New York Mellon Corp.	5,120,775
16,854	BlackRock, Inc.	2,213,604
226,355	Eaton Vance Corp.	4,979,810
23,812	Federated Investors, Inc. Class B	576,250
8,975	Invesco Ltd.	133,817
145,378	Morgan Stanley	2,539,754
53,116	SEI Investments Co.	939,091
30,547	State Street Corp.	1,324,213
48,229	T. Rowe Price Group, Inc.	1,906,975

		19,915,081

Chemicals – 1.4%
3,959	FMC Corp.	172,375
1,854	Minerals Technologies, Inc.	105,233
74,624	Monsanto Co.	6,640,044
81,220	The Dow Chemical Co.	2,166,137

		9,083,789

Commercial Banks – 2.9%
66,354	Marshall & Ilsley Corp.(b)	1,196,363
126,244	Regions Financial Corp.(b)	1,400,046
32,068	SunTrust Banks, Inc.	1,287,209
63,726	U.S. Bancorp	1,899,672

1,765	UnionBanCal Corp.	129,586
389,997	Wells Fargo & Co.	13,279,398

		19,192,274

Communications Equipment – 2.2%
96,173	Brocade Communications Systems, Inc.*	362,572
488,378	Cisco Systems, Inc.*	8,678,477
108,442	Motorola, Inc.	582,333
111,122	QUALCOMM, Inc.	4,251,528
107,282	Tellabs, Inc.*	454,876

		14,329,786

Computers & Peripherals – 4.4%
81,627	Apple, Inc.*(a)(b)	8,782,249
101,772	Dell, Inc.*	1,236,530
325,566	EMC Corp.*	3,835,167
257,644	Hewlett-Packard Co.	9,862,612
179,918	NetApp, Inc.*	2,434,291
148,828	Seagate Technology	1,007,566
106,500	Sun Microsystems, Inc.*	489,900
21,550	Teradata Corp.*	331,655
34,285	Western Digital Corp.*	565,702

		28,545,672

Consumer Finance – 0.3%
61,263	American Express Co.	1,684,733

Containers & Packaging – 0.0%
6,806	Sonoco Products Co.	171,375

Diversified Consumer Services* – 0.1%
7,161	Apollo Group, Inc.	497,761

Diversified Financial Services – 4.8%
421,031	Bank of America Corp.	10,176,319
199,540	Citigroup, Inc.	2,723,721
16,666	CME Group, Inc.	4,702,312
252,999	JPMorgan Chase & Co.	10,436,209
82,092	Moody’s Corp.	2,101,555
40,803	NYSE Euronext	1,231,435

		31,371,551

Diversified Telecommunication Services – 3.5%
445,867	AT&T, Inc.	11,935,859
374,061	Verizon Communications, Inc.	11,098,390

		23,034,249

Electric Utilities – 2.3%
99,929	Duke Energy Corp.	1,636,837
119,837	Exelon Corp.	6,499,959
74,353	FirstEnergy Corp.	3,878,252
7,406	FPL Group, Inc.	349,859
85,852	PPL Corp.	2,817,663

		15,182,570

Electrical Equipment – 1.0%
201,017	Emerson Electric Co.	6,579,286

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Electrical Equipment – (continued)

Electronic Equipment, Instruments & Components* – 0.2%
63,445	Ingram Micro, Inc.	$845,722
24,481	Tech Data Corp.	525,117

		1,370,839

Energy Equipment & Services – 1.7%
53,438	Baker Hughes, Inc.	1,867,658
64,113	FMC Technologies, Inc.*	2,243,314
279,562	Halliburton Co.(b)	5,532,532
34,430	Schlumberger Ltd.	1,778,309

		11,421,813

Food & Staples Retailing – 4.7%
169,573	BJ’s Wholesale Club, Inc.*(b)	5,968,970
193,645	Costco Wholesale Corp.(b)	11,039,701
286,331	The Kroger Co.	7,862,649
105,402	Wal-Mart Stores, Inc.	5,882,486

		30,753,806

Food Products – 1.8%
38,974	Archer-Daniels-Midland Co.	807,931
148,612	Bunge Ltd.(b)	5,708,187
22,888	Corn Products International, Inc.	556,636
20,085	Hormel Foods Corp.	567,602
436,745	Tyson Foods, Inc.	3,817,151

		11,457,507

Health Care Equipment & Supplies – 1.9%
16,147	Alcon, Inc.	1,422,874
10,951	Becton, Dickinson & Co.	759,999
357,606	Boston Scientific Corp.*	3,229,182
124,280	Covidien Ltd.	5,504,361
9,039	Medtronic, Inc.	364,543
5,976	St. Jude Medical, Inc.*	227,267
16,643	Varian Medical Systems, Inc.*	757,423

		12,265,649

Health Care Providers & Services – 1.3%
58,576	AmerisourceBergen Corp.(a)	1,831,672
15,346	Cardinal Health, Inc.	586,217
10,798	Express Scripts, Inc.*	654,467
6,128	McKesson Corp.	225,449
126,190	Medco Health Solutions, Inc.*	4,788,910
20,688	UnitedHealth Group, Inc.	490,926

		8,577,641

Hotels, Restaurants & Leisure – 2.6%
283,718	McDonald’s Corp.	16,435,784
2,422	Panera Bread Co.*	109,281
20,861	Yum! Brands, Inc.	605,177

		17,150,242

Household Products – 2.0%
3,195	Church & Dwight Co., Inc.	188,792
60,360	Colgate-Palmolive Co.	3,788,194
143,559	The Procter & Gamble Co.(b)	9,265,298

		13,242,284

Independent Power Producers & Energy Traders* – 0.2%
16,365	Mirant Corp.(b)	286,715
49,195	NRG Energy, Inc.	1,143,784

		1,430,499

Industrial Conglomerates – 1.8%
457,915	General Electric Co.	8,933,922
103,398	Tyco International Ltd.	2,613,901

		11,547,823

Insurance – 1.8%
6,236	Aflac, Inc.	276,130
1,497	Arch Capital Group Ltd.*	104,416
19,730	Endurance Specialty Holdings Ltd.(b)	596,635
32,679	Fidelity National Financial, Inc.	294,438
23,819	First American Corp.	486,146
13,244	Loews Corp.	439,833
123,335	MetLife, Inc.	4,097,189
14,619	Prudential Financial, Inc.	438,570
10,820	Reinsurance Group of America, Inc.(b)	404,019
18,667	The Chubb Corp.	967,324
82,677	The Travelers Cos., Inc.	3,517,906

		11,622,606

Internet & Catalog Retail*(b) – 0.2%
52,802	Netflix, Inc.	1,307,378

Internet Software & Services* – 1.9%
114,958	eBay, Inc.(b)	1,755,409
24,466	Google, Inc.	8,792,102
62,397	VeriSign, Inc.	1,322,816
46,062	Yahoo!, Inc.	590,515

		12,460,842

IT Services – 1.2%
169,317	Accenture Ltd.	5,595,927
40,531	Broadridge Financial Solutions, Inc.	490,425
119,273	Western Union Co.	1,820,106

		7,906,458

Life Sciences Tools & Services* – 0.1%
13,053	Thermo Fisher Scientific, Inc.	529,952

Machinery – 1.1%
64,338	AGCO Corp.*(a)	2,027,934
118,592	Caterpillar, Inc.(b)	4,526,656
10,473	Deere & Co.	403,839
9,510	Joy Global, Inc.	275,600

		7,234,029

Media – 2.9%
249,222	CBS Corp. Class B(b)	2,419,945
244,011	The DIRECTV Group, Inc.*(b)	5,341,401
42,911	The Walt Disney Co.	1,111,395
1,007,377	Time Warner, Inc.	10,164,434

		19,037,175

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

Multi-Utilities(b) – 0.1%
22,400	Dominion Resources, Inc.	$812,672

Multiline Retail* – 0.6%
18,901	Big Lots, Inc.	461,752
97,911	Dollar Tree, Inc.(b)	3,722,576

		4,184,328

Oil, Gas & Consumable Fuels – 12.3%
55,473	Alpha Natural Resources, Inc.*	1,984,269
93,789	Apache Corp.	7,721,648
128,002	Chevron Corp.	9,548,949
10,362	Cimarex Energy Co.(b)	419,247
75,161	ConocoPhillips	3,909,875
99,372	Devon Energy Corp.	8,035,220
22,576	EOG Resources, Inc.	1,826,850
339,179	Exxon Mobil Corp.	25,139,947
49,564	Hess Corp.	2,984,248
9,349	Marathon Oil Corp.	272,056
51,472	Murphy Oil Corp.	2,606,542
13,200	Noble Energy, Inc.	684,024
90,941	Occidental Petroleum Corp.	5,050,863
15,955	Pioneer Natural Resources Co.	444,028
23,204	St. Mary Land & Exploration Co.	577,548
28,899	Sunoco, Inc.	881,420
154,354	Tesoro Corp.	1,492,603
26,430	Ultra Petroleum Corp.*	1,230,317
262,018	Valero Energy Corp.	5,392,330
38,524	W&T Offshore, Inc.	738,505

		80,940,489

Personal Products – 0.8%
121,182	Avon Products, Inc.	3,008,949
82,344	Herbalife Ltd.	2,011,664

		5,020,613

Pharmaceuticals – 7.7%
5,535	Abbott Laboratories	305,255
5,088	Allergan, Inc.	201,841
32,960	Bristol-Myers Squibb Co.	677,328
175,938	Eli Lilly & Co.	5,950,223
76,265	Johnson & Johnson	4,678,095
394,704	Merck & Co., Inc.	12,216,089
1,279,520	Pfizer, Inc.	22,660,299
76,287	Schering-Plough Corp.	1,105,399
92,689	Wyeth	2,982,732

		50,777,261

Professional Services – 0.1%
13,253	Manpower, Inc.	412,566

Real Estate Investment Trusts – 1.9%
23,034	AMB Property Corp.	553,507
45,228	AvalonBay Communities, Inc.	3,212,093
3,447	Essex Property Trust, Inc.	335,393
3,974	Kilroy Realty Corp.(b)	127,764
18,988	Kimco Realty Corp.	428,749
91,884	Nationwide Health Properties, Inc.	2,741,819

54,058	Simon Property Group, Inc.	3,623,508
56,625	The Macerich Co.	1,665,907

		12,688,740

Real Estate Management & Development – 0.1%
26,527	Jones Lang LaSalle, Inc.	873,269

Road & Rail – 2.4%
2,983	Burlington Northern Santa Fe Corp.	265,666
19,276	CSX Corp.	881,299
240,030	J.B. Hunt Transportation Services, Inc.(b)	6,824,053
28,030	Landstar System, Inc.	1,081,678
15,914	Norfolk Southern Corp.	953,885
46,912	Union Pacific Corp.	3,132,314
109,432	Werner Enterprises, Inc.(b)	2,147,056
57,037	YRC Worldwide, Inc.*(b)	261,229

		15,547,180

Semiconductors & Semiconductor Equipment – 1.9%
129,366	Advanced Micro Devices, Inc.*	452,781
72,797	Broadcom Corp.*	1,243,373
348,805	Intel Corp.	5,580,880
131,978	LSI Corp.*	508,115
251,017	Texas Instruments, Inc.	4,909,893

		12,695,042

Software – 3.0%
160,804	Adobe Systems, Inc.*	4,283,819
7,795	Advent Software, Inc.*(b)	146,078
32,331	Autodesk, Inc.*	688,974
449,288	Microsoft Corp.	10,032,601
110,526	Oracle Corp.*	2,021,521
23,569	Salesforce.com, Inc.*	729,696
122,042	Symantec Corp.*(b)	1,535,288
11,236	VMware, Inc.*	348,316

		19,786,293

Specialty Retail – 1.6%
273,641	Aeropostale, Inc.*(b)	6,624,849
32,599	GameStop Corp.*(b)	892,887
84,011	Ross Stores, Inc.	2,746,319
11,892	Urban Outfitters, Inc.*	258,532

		10,522,587

Textiles, Apparel & Luxury Goods* – 0.1%
24,847	Coach, Inc.	511,848

Thrifts & Mortgage Finance – 0.4%
130,427	Hudson City Bancorp, Inc.	2,453,332

Tobacco – 4.4%
329,895	Altria Group, Inc.(a)	6,330,685
146,255	Lorillard, Inc.	9,632,354
252,355	Philip Morris International, Inc.	10,969,872

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Tobacco – (continued)

6,710	Universal Corp.	$265,649
19,082	UST, Inc.	1,289,753

		28,488,313

Wireless Telecommunication Services – 0.3%
599,326	Sprint Nextel Corp.	1,875,890

TOTAL COMMON STOCKS
(Cost $813,238,100)		$646,007,968

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(c) – 2.0%

Joint Repurchase Agreement Account II

$12,900,000	0.233%	11/03/08	$12,900,000
Maturity Value: $12,900,250

(Cost $12,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $826,138,100)			$658,907,968

	Interest
Shares	Rate	Value

Securities Lending Collateral(d) – 9.0%

Boston Global Investment Trust – Enhanced Portfolio II
60,047,307	1.682%	$59,026,503
(Cost $58,883,018)

TOTAL INVESTMENTS – 109.4%
(Cost $885,021,118)		$717,934,471

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.4)%		(61,833,138)

NET ASSETS – 100.0%		$656,101,333

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on October 31, 2008. Additional information appears on page 95.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2008

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2008, the following futures contract was open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

S&P Mini 500 Index	208	December 2008	$10,059,920	$278,866

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Balanced	$3,100,000

Structured Large Cap Growth	21,300,000

Structured Large Cap Value	20,300,000

Structured Small Cap Equity	13,000,000

Structured Small Cap Growth	800,000

Structured U.S. Equity	12,900,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	0.20%	11/03/08	$1,000,016,667

Banc of America Securities LLC	500,000,000	0.20	11/03/08	500,008,333

Banc of America Securities LLC	3,500,000,000	0.25	11/03/08	3,500,072,917

Barclays Capital, Inc.	5,000,000,000	0.25	11/03/08	5,000,104,167

Credit Suisse Securities (USA) LLC	500,000,000	0.25	11/03/08	500,010,417

Deutsche Bank Securities, Inc.	3,500,000,000	0.25	11/03/08	3,500,072,917

JPMorgan Securities	925,000,000	0.21	11/03/08	925,016,187

Merrill Lynch & Co., Inc.	950,000,000	0.20	11/03/08	950,015,833

Morgan Stanley & Co.	1,000,000,000	0.20	11/03/08	1,000,016,667

UBS Securities LLC	1,448,000,000	0.20	11/03/08	1,448,024,133

UBS Securities LLC	730,000,000	0.20	11/03/08	730,012,167

TOTAL				$19,053,370,405

At October 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Mortgage Corp., 4.500% to 6.500%, due 04/01/21 to 11/01/38; Federal National Mortgage Association, 4.000% to 10.000%, due 11/01/08 to 11/01/48; Government National Mortgage Association, 5.500%, due 10/15/38 and U.S. Cash Management Bill, 0.000%, due 06/24/09. The aggregate market value of the collateral, including accrued interest, was $19,467,209,009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2008

Balanced
Fund

Assets:

Investments in securities, at value (identified cost $148,472,030, $1,483,041,734, $1,470,648,868, $752,694,250, $49,335,407, $185,676,492 and $826,138,100, respectively)(a)	$138,045,544
Securities lending collateral, at value (identified cost $1,552,368, $226,581,069, $202,144,464, $127,815,657, $2,779,482, $20,039,752, and $58,883,018, respectively)	1,555,139
Cash	308,680
Foreign currencies, at value (identified cost $62,417 for Balanced)	61,603
Receivables:
Investment securities sold	4,015,785
Dividend and interest, at value	590,782
Due from broker — swap collateral(b)	723,964
Due from broker — variation margin	36,318
Fund shares sold	103,481
Reimbursement from adviser	25,623
Securities lending income	8,249
Foreign tax reclaims, at value	1,568
Swap contracts, at value (includes upfront payments made of $15,356 for Balanced)	1,271,174
Forward foreign currency exchange contracts, at value	48,508
Other assets, at value	353

Total assets	146,796,771

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	5,898,385
Payable upon return of securities loaned	1,615,700
Forward sale contract, at value (proceeds receivable $998,281 for Balanced)	999,375
Fund shares redeemed	401,677
Amounts owed to affiliates	127,724
Due to broker — variation margin	71,562
Swap contracts, at value (includes upfront payments received of $184,570 for Balanced)	1,245,299
Accrued expenses and other liabilities	184,735

Total liabilities	10,544,457

Net Assets:

Paid-in capital	168,412,155
Accumulated undistributed net investment income	207,555
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(21,794,753)
Net unrealized loss on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(10,572,643)

NET ASSETS	$136,252,314

Net Assets:
Class A	$116,915,143
Class B	10,305,537
Class C	6,597,452
Institutional	2,433,009
Service	1,173
Class IR	—
Class R	—

Total Net Assets	$136,252,314

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	7,985,419
Class B	709,311
Class C	455,192
Institutional	163,737
Service	80
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(c)
Class A	$14.64
Class B	14.53
Class C	14.49
Institutional	14.86
Service	14.69
Class IR	—
Class R	—

(a)	Includes loaned securities having a market value of $1,631,881, $227,473,716, $206,510,246, $132,021,509, $2,918,268, $21,056,880 and $60,993,513 for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

(b)	Represents restricted cash on deposit as collateral for swaps for the Balanced Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds is $15.49, $9.46, $9.10, $8.44, $13.40, $2.81 and $20.13 respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured	Structured	Structured	Structured	Structured	Structured
Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S. Equity
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Fund

$1,135,386,496	$1,180,629,233	$599,996,023	$38,299,613	$153,961,405	$658,907,968
226,905,759	202,578,435	128,033,076	2,784,470	20,076,629	59,026,503
—	730,821	607,141	73,824	4,172,880	461,214
—	—	—	—	—	—

2,119,220	58,326,457	32,528,105	1,632,998	2,467,922	27,324,750
996,168	1,844,730	529,731	14,659	215,832	914,220
—	—	—	—	—	—
129,340	129,344	450,000	24,000	106,000	60,320
822,992	796,152	472,201	16,904	22,815	225,934
45,385	54,283	59,652	27,986	33,088	59,115
83,561	88,976	306,871	14,185	88,319	27,875
537	5,814	—	—	—	20,280
—	—	—	—	—	—
—	—	—	—	—	—
38,977	9,224	1,338	140	576	145,590

1,366,528,435	1,445,193,469	762,984,138	42,888,779	181,145,466	747,173,769

401,210	—	—	—	—	—

—	45,853,158	30,763,314	1,475,520	2,336,303	25,276,583
231,617,078	207,783,125	131,720,445	2,887,338	20,927,461	61,690,925
—	—	—	—	—	—
1,658,316	2,564,842	1,198,059	161,596	328,502	3,148,610
680,782	683,784	502,447	49,856	213,101	537,604
—	—	—	—	—	—
—	—	—	—	—	—
144,066	149,024	174,757	136,468	187,497	418,714

234,501,452	257,033,933	164,359,022	4,710,778	23,992,864	91,072,436

1,999,821,994	1,801,090,075	948,818,111	63,630,371	241,347,534	933,629,481
12,141,854	1,347,982	5,421,208	—	1,209,999	10,150,020
(532,890,178)	(324,185,101)	(203,920,420)	(14,472,641)	(53,879,358)	(120,870,387)
(347,046,687)	(290,093,420)	(151,693,783)	(10,979,729)	(31,525,573)	(166,807,781)

$1,132,026,983	$1,188,159,536	$598,625,116	$38,178,001	$157,152,602	$656,101,333

$285,337,027	$310,622,378	$162,243,410	$19,401,975	$85,991,507	$384,948,691
16,128,557	5,170,243	3,805,738	10,175,922	43,038,534	47,670,647
16,324,404	14,028,824	11,262,245	4,918,239	26,503,376	42,815,873
814,035,556	851,132,056	419,178,788	3,662,687	1,598,413	177,704,574
189,014	7,193,020	2,121,060	6,032	6,222	2,948,559
6,224	6,521	6,951	6,587	7,289	6,508
6,201	6,494	6,924	6,559	7,261	6,481

$1,132,026,983	$1,188,159,536	$598,625,116	$38,178,001	$157,152,602	$656,101,333

31,907,775	36,131,226	20,342,027	1,532,858	32,314,241	20,241,085
1,960,435	605,210	531,513	919,559	22,860,751	2,703,459
1,983,189	1,642,788	1,566,177	440,763	12,507,107	2,445,993
88,215,434	99,048,489	50,489,672	263,846	489,403	9,103,250
21,304	833,342	270,119	437	1,923	156,534
697	759	873	519	2,734	343
697	756	873	519	2,734	343

$8.94	$8.60	$7.98	$12.66	$2.66	$19.02
8.23	8.54	7.16	11.07	1.88	17.63
8.23	8.54	7.19	11.16	2.12	17.50
9.23	8.59	8.30	13.88	3.27	19.52
8.87	8.63	7.85	13.80	3.24	18.84
8.92	8.59	7.96	12.68	2.67	18.96
8.89	8.59	7.93	12.63	2.66	18.89

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations

	Balanced Fund
	For the Period		For the
	September 1, 2008 to		Year Ended
	October 31, 2008*		August 31, 2008

Investment income:

Dividends(a)(b)	$528,997		$3,932,765
Interest (including securities lending income of $22,838, $138,003, $151,901, $1,534,017, $225,780, $643,857, $605,793, and $2,514,796, respectively)	691,504		4,622,833

Total investment income	1,220,501		8,555,598

Expenses:

Management fees	166,323		1,262,262
Distribution and Service fees(d)	86,260		651,108
Transfer Agent fees(d)	47,963		364,009
Professional fees	46,439		93,394
Printing fees	42,390		74,701
Custody and accounting fees	2,186		113,119
Registration fees	8,321		66,707
Trustee fees	2,535		14,180
Service share fees — Service Plan	1		2
Service share fees — Shareholder Administration Plan	1		2
Other	15,034		34,464

Total expenses	417,453		2,673,948

Less — expense reductions	(128,802)		(505,279)

Net expenses	288,651		2,168,669

NET INVESTMENT INCOME	931,850		6,386,929

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(14,599,657	)(e)	4,289,165
Futures transactions	(314,904)		(58,862)
Swap contracts	20,193		1,907,223
Foreign currency related transactions	85,368		9,426
Net change in unrealized gain (loss) on:
Investments	(13,657,562	)(f)	(24,497,973)
Futures	(426,280)		52,486
Swap contracts	380,893		(1,180,519)
Translation of assets and liabilities denominated in foreign currencies	(26,091)		5,762

Net realized and unrealized loss from investment, futures, swap and foreign currency related transactions	(28,538,040)		(19,473,292)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,606,190)		$(13,086,363)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	For the Balanced, Structured Large Cap Growth, Structured Large Cap Value and Structured Small Cap Equity, foreign taxes withheld on dividends were $0, $0, $0 and $3,647, respectively for the period ended October 31, 2008.
(b)	For the Balanced, Structured Large Cap Growth, Structured Large Cap Value and Structured Small Cap Equity, foreign taxes withheld on dividends were $0, $68, $1,802 and $1,469, respectively for the year ended August 31, 2008.
(c)	Commenced operations on November 30, 2007.
(d)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class IR(c)	Class R(c)
Balanced
For the Period September 1, 2008 to October 31, 2008*	$55,086	$19,198	$11,976	$—	$41,866	$3,648	$2,275	$174	$—	$—	$—
For the Year Ended August 31, 2008	419,257	149,866	81,985	—	318,635	28,475	15,577	1,322	—	—	—
Structured Large Cap Growth
For the Period September 1, 2008 to October 31, 2008*	146,755	32,791	32,183	6	111,534	6,230	6,115	67,500	15	2	2
For the Year Ended October 31, 2008	1,332,970	363,771	301,148	34	1,013,057	69,117	57,218	561,122	107	13	13
Structured Large Cap Value
For the Period September 1, 2008 to October 31, 2008*	143,606	10,048	26,692	6	109,140	1,909	5,072	61,874	523	2	2
For the Year Ended October 31, 2008	1,193,452	112,553	220,097	34	907,024	21,385	41,818	444,232	4,684	13	13
Structured Small Cap Equity
For the Period September 1, 2008 to October 31, 2008*	75,244	7,797	22,545	7	57,185	1,481	4,284	31,702	162	3	3
For the Year Ended October 31, 2008	499,278	77,809	177,093	35	379,451	14,784	33,647	233,482	3,778	14	14

(e)	Includes realized loss from securities lending collateral of $(63,332), $(5,036,009), $(5,638,661) and $(4,022,155), respectively.

(f)	Includes a change in unrealized gain on securities lending collateral of $2,771, $324,690, $433,971, and $217,419, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund			Structured Large Cap Value Fund			Structured Small Cap Equity Fund
For the Period		For the	For the Period		For the	For the Period		For the
September 1, 2008 to		Year Ended	September 1, 2008 to		Year Ended	September 1, 2008 to		Year Ended
October 31, 2008*		August 31, 2008	October 31, 2008*		August 31, 2008	October 31, 2008*		August 31, 2008

$2,810,644		$24,435,834	$5,250,890		$37,286,087	$1,629,574		$8,288,595

208,598		2,949,246	310,609		1,350,381	646,003		3,036,098

3,019,242		27,385,080	5,561,499		38,636,468	2,275,577		11,324,693

1,480,808		12,415,476	1,272,668		9,417,931	958,763		6,956,108
211,735		1,997,923	180,352		1,526,136	105,593		754,215
191,398		1,700,647	178,522		1,419,169	94,820		665,170
39,945		93,837	40,112		95,937	39,946		94,937
29,273		117,436	52,170		105,251	49,177		85,155
23,082		149,615	24,224		129,951	54,050		123,458
11,360		164,863	—		177,059	12,767		101,767
2,535		14,180	2,535		14,180	2,535		14,180
93		673	3,270		29,544	1,015		23,294
93		673	3,270		29,544	1,015		23,294
42,108		197,366	31,552		88,579	40,358		126,780

2,032,430		16,852,689	1,788,675		13,033,281	1,360,039		8,968,358

(443,805)		(2,923,133)	(322,250)		(1,757,362)	(239,818)		(887,627)

1,588,625		13,929,556	1,466,425		11,275,919	1,120,221		8,080,731

1,430,617		13,455,524	4,095,074		27,360,549	1,155,356		3,243,962

(145,311,224	)(e)	(149,503,867)	(113,307,030	)(e)	(189,019,362)	(54,766,823	)(e)	(137,270,629)
(5,173,843)		3,360,663	(19,448,284)		246,943	(6,486,444)		(2,959,336)
—		—	—		—	—		—
—		—	—		—	—		—

(317,031,102	)(f)	(116,698,787)	(225,207,742	)(f)	(161,873,231)	(164,165,453	)(f)	40,060,222
(1,063,862)		78,847	(1,967,976)		1,460,220	253,997		137,333
—		—	—		—	—		—
—		—	—		—	—		—

(468,580,031)		(262,763,144)	(359,931,032)		(349,185,430)	(225,164,723)		(100,032,410)

$(467,149,414)		$(249,307,620)	$(355,835,958)		$(321,824,881)	$(224,009,367)		$(96,788,448)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations

	Structured Small Cap Growth Fund
	For the
	Year Ended
	October 31, 2008

Investment income:

Dividends(a)(b)	$390,742
Interest (including securities lending income of $170,706, $717,337, $103,612 and $635,095, respectively)	181,088

Total investment income	571,830

Expenses:

Management fees	520,790
Distribution and Service fees(d)	328,407
Transfer Agent fees(d)	107,019
Professional fees	127,012
Printing fees	74,082
Custody and accounting fees	95,807
Registration fees	99,009
Trustee fees	14,180
Service share fees — Service Plan	20
Service share fees — Shareholder Administration Plan	20
Other	30,613

Total expenses	1,396,959

Less — expense reductions	(462,173)

Net expenses	934,786

NET INVESTMENT INCOME (LOSS)	(362,956)

Realized and unrealized loss from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(14,233,051	)(e)
Futures transactions	(185,126)
Net change in unrealized gain (loss) on:
Investments	(15,847,827	)(f)
Futures	47,166

Net realized and unrealized loss from investment, futures, swap and foreign currency related transactions	(30,218,838)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,581,794)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	For the Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Fund, foreign taxes withheld on dividends were $9, $553 and $0, respectively for the period ended October 31, 2008.
(b)	For the Structured U.S. Equity Fund, foreign taxes withheld on dividends were $23,990 for the year ended August 31, 2008.
(c)	Commenced operations on November 30, 2007.
(d)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(c)	Class A	Class B	Class C	Institutional	Service	Class IR(c)	Class R(c)
Structured Small Cap Growth
For the Year Ended October 31, 2008	$73,846	$173,620	$80,901	$40	$56,123	$32,987	$15,371	$2,502	$4	$16	$16
Structured Small Cap Value
For the Year Ended October 31, 2008	325,396	707,384	426,768	41	247,301	134,403	81,086	1,078	4	16	16
Structured U.S. Equity
For the Period September 1, 2008 to October 31, 2008*	187,105	97,869	82,867	6	142,199	18,595	15,745	14,003	223	2	2
For the Year Ended October 31, 2008	1,693,895	1,118,624	771,443	34	1,287,360	212,539	146,574	158,380	4,083	13	13

(e)	Includes realized loss from securities lending collateral of $(107,855), $(887,708) and $(2,807,906), respectively.

(f)	Includes change in unrealized gain on securities lending collateral of $4,988, $36,877 and $143,485, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Value Fund		Structured U.S. Equity Fund
For the		For the Period		For the
Year Ended		September 1, 2008 to		Year Ended
October 31, 2008		October 31, 2008*		August 31, 2008

$4,107,149		$2,588,916		$24,146,688
717,412		133,319		823,613

4,824,561		2,722,235		24,970,301

2,093,503		835,138		8,109,120
1,459,589		367,847		3,583,996
463,904		190,769		1,808,962
118,686		39,627		96,423
122,829		56,324		110,203
129,578		20,441		130,536
129,566		5,352		130,539
14,180		2,535		14,180
20		1,396		25,630
20		1,396		25,630
88,822		52,513		133,550

4,620,697		1,573,338		14,168,769

(692,699)		(352,844)		(2,279,152)

3,927,998		1,220,494		11,889,617

896,563		1,501,741		13,080,684

(52,348,360	)(e)	(62,351,192	)(e)	(28,235,059)
(965,211)		(4,218,874)		(538,483)

(52,007,014	)(f)	(149,025,464	)(f)	(183,983,207)
152,637		225,117		(507,276)

(105,167,948)		(215,370,413)		(213,264,025)

$(104,271,385)		$(213,868,672)		$(200,183,341)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the Period	For the	For the
	September 1, 2008 to	Year Ended	Year Ended
	October 31, 2008*	August 31, 2008	August 31, 2007

From operations:

Net investment income	$931,850	$6,386,929	$5,552,117
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(14,809,000)	6,146,952	866,557
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(13,729,040)	(25,620,244)	14,391,940

Net increase (decrease) in net assets resulting from operations	(27,606,190)	(13,086,363)	20,810,614

Distributions to shareholders:

From net investment income
Class A Shares	(1,481,067)	(4,604,437)	(5,154,220)
Class B Shares	(105,121)	(290,906)	(377,252)
Class C Shares	(66,686)	(165,788)	(147,806)
Institutional Shares	(30,699)	(101,477)	(82,337)
Service Shares	(14)	(39)	(33)
Class IR Shares(a)	—	—	—
Class R Shares(a)	—	—	—
From net realized gains
Class A Shares	—	(10,383,013)	(12,750,446)
Class B Shares	—	(942,271)	(1,363,090)
Class C Shares	—	(484,803)	(479,528)
Institutional Shares	—	(203,943)	(135,962)
Service Shares	—	(88)	(88)
Class IR Shares(a)	—	—	—
Class R Shares(a)	—	—	—

Total distributions to shareholders	(1,683,587)	(17,176,765)	(20,490,762)

From share transactions:

Net proceeds from sales of shares	3,591,535	25,765,906	24,820,411
Proceeds received in connection with merger	—	—	—
Reinvestment of distributions	1,605,942	16,441,937	19,665,055
Cost of shares redeemed	(12,011,393)	(48,284,619)	(43,125,132)

Net increase (decrease) in net assets resulting from share transactions	(6,813,916)	(6,076,776)	1,360,334

TOTAL INCREASE (DECREASE)	(36,103,693)	(36,339,904)	1,680,186

Net assets:

Beginning of period	172,356,007	208,695,911	207,015,725

End of period	$136,252,314	$172,356,007	$208,695,911

Accumulated undistributed (distributions in excess of) net investment income	$207,555	$708,906	$(375,240)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund			Structured Large Cap Value Fund
For the Period	For the	For the	For the Period	For the	For the
September 1, 2008 to	Year Ended	Year Ended	September 1, 2008 to	Year Ended	Year Ended
October 31, 2008*	August 31, 2008	August 31, 2007	October 31, 2008*	August 31, 2008	August 31, 2007

$1,430,617	$13,455,524	$8,673,202	$4,095,074	$27,360,549	$25,492,466

(150,485,067)	(146,143,204)	75,091,038	(132,755,314)	(188,772,419)	87,352,034

(318,094,964)	(116,619,940)	2,350,458	(227,175,718)	(160,413,011)	(5,795,131)

(467,149,414)	(249,307,620)	86,114,698	(355,835,958)	(321,824,881)	107,049,369

—	(1,589,771)	(282,609)	(1,564,846)	(6,988,963)	(6,652,093)
—	—	—	(13,473)	(62,710)	(67,303)
—	(51)	—	(39,484)	(151,000)	(99,827)
—	(9,636,712)	(2,690,386)	(5,024,905)	(21,121,508)	(16,266,176)
—	(332)	—	(33,753)	(159,371)	(65,683)
—	(68)	—	(39)	(129)	—
—	(64)	—	(29)	(101)	—

—	(3,939,301)	—	—	(18,361,146)	(22,316,879)
—	(293,803)	—	—	(431,744)	(727,017)
—	(241,109)	—	—	(786,286)	(915,251)
—	(9,586,469)	—	—	(42,391,681)	(37,269,966)
—	(1,742)	—	—	(431,108)	(136,644)
—	(66)	—	—	(331)	—
—	(66)	—	—	(331)	—

—	(25,289,554)	(2,972,995)	(6,676,529)	(90,886,409)	(84,516,839)

30,047,315	513,747,191	1,684,000,402	189,924,802	550,765,883	1,466,099,698
—	—	131,123,420	—	—	61,664,997
—	24,851,440	2,959,727	6,460,280	88,103,670	78,187,907
(194,132,108)	(899,674,584)	(366,142,487)	(107,229,116)	(906,786,059)	(683,442,122)

(164,084,793)	(361,075,953)	1,451,941,062	89,155,966	(267,916,506)	922,510,480

(631,234,207)	(635,673,127)	1,535,082,765	(273,356,521)	(680,627,796)	945,043,010

1,763,261,190	2,398,934,317	863,851,552	1,461,516,057	2,142,143,853	1,197,100,843

$1,132,026,983	$1,763,261,190	$2,398,934,317	$1,188,159,536	$1,461,516,057	$2,142,143,853

$12,141,854	$10,711,237	$8,455,568	$1,347,982	$3,923,352	$4,663,539

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Structured Small Cap Equity Fund
	For the Period	For the	For the
	September 1, 2008 to	Year Ended	Year Ended
	October 31, 2008*	August 31, 2008	August 31, 2007

From operations:

Net investment income (loss)	$1,155,356	$3,243,962	$5,057,223
Net realized gain (loss) from investment and futures transactions	(61,253,267)	(140,229,965)	67,361,559
Net change in unrealized gain (loss) on investments and futures transactions	(163,911,456)	40,197,555	(78,607,607)

Net increase (decrease) in net assets resulting from operations	(224,009,367)	(96,788,448)	(6,188,825)

Distributions to shareholders:

From net investment income
Class A Shares	—	(35,227)	(83,823)
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	(1,941,165)	(2,402,417)
Service Shares	—	—	—
Class IR Shares(a)	—	(40)	—
Class R Shares(a)	—	(40)	—
From net realized gains
Class A Shares	—	(11,153,859)	(13,298,046)
Class B Shares	—	(533,109)	(955,761)
Class C Shares	—	(1,134,581)	(1,588,284)
Institutional Shares	—	(29,333,630)	(36,269,152)
Service Shares	—	(570,419)	(1,680,540)
Class IR Shares(a)	—	(547)	—
Class R Shares(a)	—	(547)	—

Total distributions to shareholders	—	(44,703,164)	(56,278,023)

From share transactions:

Net proceeds from sales of shares	104,639,055	786,239,007	748,226,419
Proceeds received in connection with merger	—	—	—
Reinvestment of distributions	—	43,448,651	51,514,973
Cost of shares redeemed	(66,024,826)	(747,461,230)	(655,195,114)

Net increase (decrease) in net assets resulting from share transactions	38,614,229	82,226,428	144,546,278

TOTAL INCREASE (DECREASE)	(185,395,138)	(59,265,184)	82,079,430

Net assets:

Beginning of period	784,020,254	843,285,438	761,206,008

End of period	$598,625,116	$784,020,254	$843,285,438

Accumulated undistributed net investment income	$5,421,208	$4,265,852	$3,638,209

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund		Structured U.S. Equity Fund
For the	For the	For the	For the	For the Period	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	September 1, 2008 to	Year Ended	Year Ended
October 31, 2008	October 31, 2007	October 31, 2008	October 31, 2007	October 31, 2008*	August 31, 2008	August 31, 2007

$(362,956)	$(1,047,783)	$896,563	$(3,551,507)	$1,501,741	$13,080,684	$15,861,423
(14,418,177)	34,132,326	(53,313,571)	244,286,942	(66,570,066)	(28,773,542)	173,443,094
(15,800,661)	(15,247,578)	(51,854,377)	(193,185,903)	(148,800,347)	(184,490,483)	(56,338,779)

(30,581,794)	17,836,965	(104,271,385)	47,549,532	(213,868,672)	(200,183,341)	132,965,738

—	—	—	(545,907)	—	(7,848,483)	(5,844,288)
—	—	—	—	—	(446,836)	(503,299)
—	—	—	—	—	(458,160)	(251,563)
—	—	—	(181,650)	—	(6,406,777)	(7,910,668)
—	—	—	—	—	(110,019)	(106,851)
—	—	—	—	—	(149)	—
—	—	—	—	—	(145)	—

(15,008,970)	(2,721,417)	(119,598,980)	(28,831,833)	—	(79,028,986)	(23,874,216)
(10,387,958)	(1,791,591)	(74,753,142)	(20,338,283)	—	(14,306,085)	(4,750,298)
(4,715,049)	(776,213)	(44,108,532)	(10,327,694)	—	(9,896,644)	(2,191,344)
(2,800,609)	(958,256)	(2,055,733)	(2,739,649)	—	(45,940,297)	(22,832,224)
(3,706)	—	(5,521)	—	—	(1,350,300)	(487,603)
(4,247)	—	(6,898)	—	—	(1,036)	—
(4,247)	—	(6,898)	—	—	(1,036)	—

(32,924,786)	(6,247,477)	(240,535,704)	(62,965,016)	—	(165,794,953)	(68,752,354)

7,761,648	19,497,453	25,145,535	75,711,267	18,601,942	145,159,416	464,576,906
—	—	—	—	—	—	452,313,962
31,578,477	5,908,251	223,152,818	56,145,279	—	145,324,409	55,550,397
(36,516,036)	(48,702,026)	(163,228,390)	(257,520,467)	(72,779,575)	(728,737,967)	(692,281,402)

2,824,089	(23,296,322)	85,069,963	(125,663,921)	(54,177,633)	(438,254,142)	280,159,863

(60,682,491)	(11,706,834)	(259,737,126)	(141,079,405)	(268,046,305)	(804,232,436)	344,373,247

98,860,492	110,567,326	416,889,728	557,969,133	924,147,638	1,728,380,074	1,384,006,827

$38,178,001	$98,860,492	$157,152,602	$416,889,728	$656,101,333	$924,147,638	$1,728,380,074

$—	$76,854	$1,209,999	$372,224	$10,150,020	$8,635,990	$10,678,235

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements
October 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are the Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and each Fund’s diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Balanced	A, B, C, Institutional and Service Shares	Diversified

Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R Shares	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. Class IR and Class R Shares of the Funds commenced operations on November 30, 2007.
On June 25, 2007, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees on November 9, 2006, all of the assets, subject to liabilities, of the AXA Enterprise Small Company Value Fund and the AXA Enterprise Small Company Growth Fund (the “Predecessor Funds”) were transferred to the Structured Small Cap Value Fund and the Structured Small Cap Growth Fund, respectively, in exchange for shares of beneficial interest of the Funds’ Class A, Class B, Class C and Institutional shares of equal value as of the close of business on June 22, 2007. Holders of Class A, Class B and Class C shares of the Predecessor Funds received Class A, Class B, and Class C shares of the Funds and holders of Class Y shares of the Predecessor Funds received Institutional shares of the Funds, in each case in an amount equal to the aggregate net asset value of their investment in the Predecessor Funds. The exchange was a tax-free event to shareholders. The Predecessor Funds were the accounting survivors in the reorganization and, as such, the financial statements and financial highlights reflect the financial information of the Predecessor Funds through June 22, 2007. On the date of the exchange, the Funds created Service Class shares. Refer to the Other Matters footnote for details of the reorganization.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
The Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds changed their fiscal year end from August 31 to October 31. GSAM has agreed to reimburse the Funds for any costs associated with changing the Funds’ fiscal year ends.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations.
In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended August 31, 2005-2008, and October 31, 2008, except for Structured Small Cap Growth and Structured Small Cap Value with open tax years of October 31, 2005-2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non-U.S. currency symbol utilized throughout the report is defined as follows:  EUR — Euro

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For forward foreign currency exchange contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds segregate sufficient cash and/or securities to cover any commitments under these contracts.

H. Mortgage and Asset-Backed Securities — The Balanced Fund may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statement of Operations.

I. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

During the settlement period between sale and repurchase, the Fund will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Repurchase Agreements — The Funds may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

K. Swap Contracts — The Balanced Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under the swap contract. The Fund may invest in the following types of swaps:
A credit default swap agreement involves one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. If a credit event occurs, the seller of protection may be required to pay the Fund the notional value of the credit default swap on the specified reference obligation. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund enters into a sale contract and a credit event occurs, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the value of the reference obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount the Fund pays to the counterparty, resulting in a loss to the Fund. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly.
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.
Swaps are marked-to-market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the Statements of Operations.

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the periods ended October 31, 2008 and the year ended August 31, 2008, GSAM received a Management fee on a contractual basis at the following rates:

							Effective Net
	Contractual Management Rate						Management
	Up to	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion+	$3 billion+	$8 billion+	Rate	(after waiver)*

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.63	0.51

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.59	0.51

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

+	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.

The effective contractual management rates for the year ended August 31, 2008 were 0.62%, 0.58% and 0.64% for Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity, respectively.

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve the effective rates above.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the periods ended October 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$3,600	$—	$—

Structured Large Cap Growth	900	100	—

Structured Large Cap Value	6,500	—	100

Structured Small Cap Equity	700	—	—

Structured Small Cap Growth	2,000	—	—

Structured Small Cap Value	7,500	—	—

Structured U.S. Equity	2,500	—	400

During the year ended August 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$32,000	$100	$—

Structured Large Cap Growth	12,500	800	—

Structured Large Cap Value	71,400	100	650

Structured Small Cap Equity	6,100	—	500

Structured U.S. Equity	27,000	300	3,200

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

3. AGREEMENTS (continued)

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Stuctured Small Cap Value and Structured U.S. Equity Funds as an annual percentage rate of average daily net assets were 0.064%, 0.004%, 0.004%, 0.004%, 0.004%, 0.004% and 0.004%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the periods ended October 31, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

		Expense Credits
	Management	Custody	Transfer Agent	Other Expense	Total Expense
Fund	Fee Waiver	Fee	Fee	Reimbursement	Reductions

Balanced	$25	$3	$—	$101	$129

Structured Large Cap Growth	288	17	—	139	444

Structured Large Cap Value	165	15	—	142	322

Structured Small Cap Equity	45	—	—	195	240

Structured Small Cap Growth	24	1	3	434	462

Structured Small Cap Value	98	—	11	584	693

Structured U.S. Equity	180	1	1	171	353

For the year ended August 31, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

		Expense Credits
	Management	Custody	Transfer Agent	Other Expense	Total Expense
Fund	Fee Waiver	Fee	Fee	Reimbursement	Reductions

Balanced	$194	$27	$5	$279	$505

Structured Large Cap Growth	2,201	90	20	612	2,923

Structured Large Cap Value	1,090	72	16	579	1,757

Structured Small Cap Equity	327	35	7	519	888

Structured U.S. Equity	1,618	17	31	613	2,279

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. AGREEMENTS (continued)

As of October 31, 2008 the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Balanced	$66	$40	$22	$128

Structured Large Cap Growth	507	92	82	681

Structured Large Cap Value	520	82	82	684

Structured Small Cap Equity	414	46	42	502

Structured Small Cap Growth	27	17	6	50

Structured Small Cap Value	109	78	26	213

Structured U.S. Equity	291	162	85	538

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the periods ended October 31, 2008 and the year ended August 31, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the period ended October 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Balanced				Structured Large Cap Growth
	Investments in	Investments in			Investments in
	Securities	Securities	Derivatives —	Derivatives —	Securities	Derivatives —
Level	Long-Assets	Long-Liabilities	Assets	Liabilities	Long-Assets	Assets

Level 1	$80,691,070	$—	$1,864	$(386,350)	$1,114,086,496	$283,861
Level 2	58,909,613	(999,375)	1,319,682	(1,245,299)	248,205,759	—
Level 3	—	—	—	—	—	—

Total	$139,600,683	$(999,375)	$1,321,546	$(1,631,649)	$1,362,292,255	$283,861

	Structured Large Cap Value				Structured Small Cap Equity
	Investments in	Investments in			Investments in
	Securities	Securities	Derivatives —	Derivatives —	Securities	Derivatives —
Level	Long-Assets	Long-Liabilities	Assets	Liabilities	Long-Assets	Assets

Level 1	$1,160,329,233	$—	$—	$(507,756)	$586,996,023	$787,025
Level 2	222,878,435	—	—	—	141,033,076	—
Level 3	—	—	—	—	—	—

Total	$1,383,207,668	$—	$—	$(507,756)	$728,029,099	$787,025

	Structured Small Cap Growth				Structured Small Cap Value
	Investments in	Investments in			Investments in
	Securities	Securities	Derivatives —	Derivatives —	Securities	Derivatives —
Level	Long-Assets	Long-Liabilities	Assets	Liabilities	Long-Assets	Assets

Level 1	$37,499,613	$—	$51,077	$—	$153,960,435	$152,637
Level 2	3,584,470	—	—	—	20,077,599	—
Level 3	—	—	—	—	—	—

Total	$41,084,083	$—	$51,077	$—	$174,038,034	$152,637

	Structured U.S. Equity
	Investments in	Investments in
	Securities	Securities	Derivatives —
Level	Long-Assets	Long-Liabilities	Assets

Level 1	$646,007,968	$—	$278,866
Level 2	71,926,503	—	—
Level 3	—	—	—

Total	$717,934,471	$—	$278,866

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the periods ended October 31, 2008, were as follows:

Fund	Purchases	Sales and Maturities

Balanced*	$91,401,055	$100,366,330

Structured Large Cap Growth	300,806,856	449,511,462

Structured Large Cap Value	416,424,773	349,189,416

Structured Small Cap Equity	277,950,015	237,955,798

Structured Small Cap Growth	114,452,971	146,462,423

Structured Small Cap Value	378,464,997	542,074,902

Structured U.S. Equity	222,942,243	276,480,678

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $28,584,824 and $37,272,486, respectively.

For the periods ended October 31, 2008, Goldman Sachs earned approximately $2,000, $9,700, $13,600, $7,300, $200, $1,400 and $2,800 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
For the year ended August 31, 2008, Goldman Sachs earned approximately $11,400, $46,000, $50,400, $39,400 and $21,300 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
Effective October 7, 2008, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Prior to October 7, 2008, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the periods ended October 31, 2008 and year ended August 31, 2008, are reported parenthetically under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the periods ended October 31, 2008:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds	Amounts Payable to
	Securities	from Lending to	Goldman Sachs
	Loaned for	Goldman Sachs for	Upon Return of
	the period ended	the period ended	Securities Loaned as
Fund	October 31, 2008	October 31, 2008	of October 31, 2008

Balanced	$2,537	$27	$—

Structured Large Cap Growth	16,869	50,011	69,834,050

Structured Large Cap Value	25,079	35,922	51,925,175

Structured Small Cap Equity	67,290	89,350	19,925,850

Structured Small Cap Growth	19,000	34,051	393,438

Structured Small Cap Value	80,188	101,268	3,710,750

Structured U.S. Equity	11,508	24,295	18,285,875

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

6. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs for the year ended August 31, 2008:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds
	Securities	from Lending to
	Loaned for	Goldman Sachs for
	the year ended	the period ended
Fund	August 31, 2008	August 31, 2008

Balanced	$15,331	$31,466

Structured Large Cap Growth	169,439	198,259

Structured Large Cap Value	70,690	113,413

Structured Small Cap Equity	279,371	434,241

Structured U.S. Equity	69,771	79,793

7. TAX INFORMATION

The tax character of distributions paid during the fiscal periods ended October 31, 2008 were as follows:

		Structured	Structured	Structured
		Large Cap	Small Cap	Small Cap
	Balanced	Value	Growth	Value

Distributions paid from:
Ordinary Income	$1,683,587	6,676,529	$6,450,466	$38,329
Net long-term capital gains	—	—	26,474,320	240,497,375

Total taxable distributions	$1,683,587	$6,676,529	$32,924,786	$240,535,704

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

		Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Equity

Distributions paid from:
Ordinary income	$5,749,290	$11,231,639	$28,238,571	$2,520,387	$15,265,106
Net long-term capital gains	11,427,475	14,057,915	62,647,838	42,182,777	150,529,847

Total taxable distributions	$17,176,765	$25,289,554	$90,886,409	$44,703,164	$165,794,953

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

	Structured	Structured
	Small Cap	Small Cap
	Growth	Value

Distributions paid from:
Ordinary income	$—	$5,243,280
Net long-term capital gains	6,247,477	57,721,736

Total taxable distributions	$6,247,477	$62,965,016

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended August 31, 2007 was as follows:

		Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Equity

Distributions paid from:
Ordinary income	$6,828,157	$2,972,995	$37,554,045	$4,085,262	$14,616,669
Net long-term capital gains	13,662,605	—	46,962,794	52,192,761	54,135,685

Total taxable distributions	$20,490,762	$2,972,995	$84,516,839	$56,278,023	$68,752,354

As of October 31, 2008 the components of accumulated earnings (losses) on a tax basis were as follows:

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Growth	Value	Equity

Undistributed ordinary income — net	$347,536	$12,141,854	$1,347,982	$5,421,208	$—	$1,209,999	$10,150,020
Undistributed long-term capital gains	—	—	—	—	—	—	2,186,582

Total undistributed earnings	$347,536	$12,141,854	$1,347,982	$5,421,208	$—	$1,209,999	$12,336,602

Capital loss carryfoward[1]
Expiring 2009	—	(61,712,621)	—	—	—	—	(22,117,498)
Expiring 2010	—	(158,481,000)	—	—	—	—	—
Expiring 2011	—	(5,803,222)	—	—	—	—	—
Expiring 2015	—	(15,811,506)	—	(12,278,226)	—	—	—
Expiring 2016	(17,978,719)	(273,405,196)	(290,369,025)	(183,133,449)	(13,801,349)	(52,040,099)	(90,623,641)

Total capital loss carryforward	$(17,978,719)	$(515,213,545)	$(290,369,025)	$(195,411,675)	$(13,801,349)	$(52,040,099)	$(112,741,139)
Unrealized losses — net	(14,528,658)	(364,723,320)	(323,909,496)	(160,202,528)	(11,651,021)	(33,364,832)	(177,123,611)

Total accumulated losses — net	$(32,159,841)	$(867,795,011)	$(612,930,539)	$(350,192,995)	$(25,452,370)	$(84,194,932)	$(277,528,148)

[1]	Expiration occurs on October 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code. The Structured U.S. Equity Fund had capital loss carryforwards of $12,270,433 that expired in the current fiscal period.
At October 31, 2008, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

		Structured	Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S.
	Balanced	Growth	Value	Equity	Growth	Value	Equity

Tax Cost	$154,284,037	$1,727,015,575	1,707,117,164	$888,231,627	$52,735,104	$207,402,866	$895,058,082

Gross unrealized gain	4,590,467	9,031,413	19,814,284	21,305,575	1,058,394	8,098,721	16,687,910
Gross unrealized loss	(19,273,821)	(373,754,733)	(343,723,780)	(181,508,103)	(12,709,415)	(41,463,553)	(193,811,521)

Net unrealized security loss	$(14,683,354)	$(364,723,320)	$(323,909,496)	$(160,202,528)	$(11,651,021)	$(33,364,832)	$(177,123,611)

Net realized gain on other investments	154,696	—	—	—	—	—	—

Net unrealized loss	$(14,528,658)	$(364,723,320)	$(323,909,496)	$(160,202,528)	$(11,651,021)	$(33,364,832)	$(177,123,611)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, foreign currency contracts recognized for tax purposes and differing tax treatments of partnerships, securities on loan and swap income.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment relating to foreign currency and swaps transactions, partnership investments, dividend redesignations and expiring capital loss carryforwards, tax net operating loss and class action payments.

		Accumulated
		Net Realized	Accumulated
		Gain (Loss)	Undistributed
	Paid-in-	on Investment	Net Investment
Fund	Capital	Transactions	Income (Loss)

Balanced	$—	$(250,386)	$250,386

Structured Large Cap Value	(6,091)	6	6,085

Structured Small Cap Growth	(275,511)	(10,591)	286,102

Structured Small Cap Value	20,459	38,329	(58,788)

Structured U.S. Equity	(12,282,722)	12,270,433	12,289

8. OTHER RISKS

Funds’ Shareholder Concentration Risks — Certain Goldman Sachs Fund of Fund Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. The following Fund of Funds Portfolios and the Profit Sharing Master Trust were beneficial owners of certain Funds with amounts of 5% or greater as of October 31, 2008 (as a percentage of total outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth	Profit Sharing
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio	Master Trust

Structured Large Cap Growth	5%	24%	28%	11%	—%

Structured Large Cap Value	—	24	28	11	—

Structured Small Cap Equity	5	26	25	10	11

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on December 14, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Signal Large Cap Growth Fund by the Structured Large Cap Growth Fund. The acquisition was completed on April 30, 2007, as of the close of business April 27, 2007.
Pursuant to the Agreement, the assets and liabilities of the Signal Large Cap Growth Fund (“Acquired Fund”) Class A and Institutional Class were transferred into the Structured Large Cap Growth Fund (“Survivor Fund”) Class A and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of April 27, 2007

Structured Large Cap Growth Class A/ Signal Large Cap Growth Class A/	38,994	$577,508	51,597

Structured Large Cap Growth Institutional Class/ Signal Large Cap Growth Institutional Class /	2,489,995	37,947,707	3,354,033

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s
	before	before	Immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Large Cap Growth/ Signal Large Cap Growth	$1,804,061,327	$38,525,215	$1,842,586,542	$10,365,889

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Equity Fund and the AXA Enterprise Multi-Manager Growth Fund by the Structured Large Cap Growth Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Equity Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Growth Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured Large Cap Growth Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Growth Class A/
AXA Enterprise Equity Class A/	2,135,621	$31,756,820	4,603,485
AXA Enterprise Multi-Manager Growth Class A/	57,742	858,622	79,447
AXA Enterprise Multi-Manager Growth Class P	199,121	2,960,924	272,473

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER MATTERS (continued)

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Growth Class B/
AXA Enterprise Equity Class B/	1,905,451	$26,333,471	4,021,707
AXA Enterprise Multi-Manager Growth Class B	28,248	390,393	37,217

Structured Large Cap Growth Class C/
AXA Enterprise Equity Class C/	1,224,542	16,923,060	2,581,957
AXA Enterprise Multi-Manager Growth Class C	24,107	333,153	31,773

Structured Large Cap Growth Institutional Class/
AXA Enterprise Equity Class Y/	426,961	6,536,751	912,524
AXA Enterprise Multi-Manager Growth Class Y	424,888	6,505,011	593,569

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

Acquired Fund’s
		Acquired Fund’s	(AXA Enterprise
	Survivor Fund’s	(AXA Enterprise	Multi-Manager	Survivor Fund’s
	Aggregate Net	Equity) Aggregate Net	Growth) Aggregate Net	Aggregate Net
	Assets before	Assets before	Assets before	Assets Immediately
Fund	reorganization	reorganization	reorganization	after reorganization

Structured Large Cap Growth/ AXA Enterprise Equity/ AXA Enterprise Multi-Manager Growth	$1,967,814,502	$81,550,102	$11,048,103	$2,060,412,707

		Acquired Fund’s		Acquired Fund’s
	Acquired Fund’s	(AXA Enterprise	Acquired Fund’s	(AXA Enterprise
	(AXA Enterprise	Multi-Manager	(AXA Enterprise	Multi-Manager
	Equity)	Growth)	Equity)	Growth)
	Unrealized	Unrealized	Capital Loss	Capital Loss
Fund	Appreciation	Appreciation	Carryforward	Carryforward

Structured Large Cap Growth/ AXA Enterprise Equity/ AXA Enterprise Multi-Manager Growth	$22,648,538	$2,502,945	$(38,851,761)	$(568,482)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Multi-Manager Value Fund by the Structured Large Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business June 22, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

9. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Multi-Manager Value Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the Structured Large Cap Value Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Large Cap Value Class A/ AXA Enterprise Multi-Manager Value Class A/	159,094	$2,435,713	182,167
AXA Enterprise Multi-Manager Value Class P	258,137	3,952,097	296,405

Structured Large Cap Value Class B/ AXA Enterprise Multi-Manager Value Class B	96,006	1,457,361	110,022

Structured Large Cap Value Class C/ AXA Enterprise Multi-Manager Value Class C	53,062	806,019	60,819

Structured Large Cap Value Institutional Class/ AXA Enterprise Multi-Manager Value Class Y	3,460,434	53,013,807	3,964,601

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s
	before	before	Immediately	Unrealized
Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Large Cap Value / AXA Multi-Manager Value	$1,893,695,995	$61,664,997	$1,955,360,992	$7,942,242

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Small Company Growth Fund by the Structured Small Cap Growth Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Small Company Growth Fund’s Class A, Class B, Class C and Class Y were transferred into the Structured Small Cap Growth Fund’s Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor’s Fund’s
	of the Fund	Value of	Shares Outstanding
The Fund/Predecessor Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Small Cap Growth Class A/ AXA Enterprise Small Company Growth Class A	1,352,008	$49,389,038	1,352,008

Structured Small Cap Growth Class B/ AXA Enterprise Small Company Growth Class B	869,213	29,653,689	869,213

Structured Small Cap Growth Class C/ AXA Enterprise Small Company Growth Class C	398,447	13,654,059	398,447

Structured Small Cap Growth Institutional Class/ AXA Enterprise Small Company Growth Class Y	560,268	21,524,964	560,268

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

	The Fund’s	Predecessor Fund’s	The Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Predecessor Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Fund/Predecessor Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Small Cap Growth/ AXA Enterprise Small Company Growth	$—	$114,221,750	$114,221,750	$9,883,297

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Small Company Value Fund by the Structured Small Cap Value Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Small Company Value Fund’s Class A, Class B, Class C and Class Y were transferred into the Structured Small Cap Value Fund’s Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor’s Fund’s
	of the Fund	Value of	Shares Outstanding
The Fund/Predecessor Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured Small Cap Value Class A/ AXA Enterprise Small Company Value Class A	19,207,742	$263,329,774	19,207,742

Structured Small Cap Value Class B/ AXA Enterprise Small Company Value Class B	12,805,298	160,313,373	12,805,298

Structured Small Cap Value Class C/ AXA Enterprise Small Company Value Class C	6,645,525	85,718,602	6,645,525

Structured Small Cap Value Institutional Class/ AXA Enterprise Small Company Value Class Y	2,040,326	29,876,387	2,040,326

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

9. OTHER MATTERS (continued)

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor Fund’s unrealized appreciation.

	The Fund’s	Predecessor Fund’s	The Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Predecessor Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized
Fund/Predecessor Fund	reorganization	reorganization	after reorganization	Appreciation

Structured Small Cap Value/ AXA Enterprise Small Company Value	$—	$539,238,136	$539,238,136	$81,708,818

At a meeting held on May 11, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Goldman Sachs Research Select Fund into the Structured U.S. Equity Fund. The reorganization was completed on September 25, 2006, as of the close of business on September 22, 2006.
Pursuant to the Agreement, the assets and liabilities of the Goldman Sachs Research Select Fund’s (“Acquired Fund”) Class A, Class B, Class C and Institutional Class were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 22, 2006

Structured U.S. Equity Class A/Research Select Class A	1,379,024	$44,170,186	5,709,612

Structured U.S. Equity Class B/Research Select Class B	2,141,624	64,527,239	8,743,634

Structured U.S. Equity Class C/Research Select Class C	841,873	25,247,845	3,418,791

Structured U.S. Institutional Class/ Research Select Institutional Class	50,557	1,654,749	208,843

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) as well as the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Fund	reorganization	reorganization	after reorganization	Appreciation	Carryforward

Structured U.S. Equity/ Research Select	$1,399,118,665	$135,600,019	$1,534,718,684	$4,980,654	$(395,775,952)

At a meeting held on November 9, 2006 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Capital Appreciation Fund and the AXA Enterprise Multi-Manager Core Equity Fund by the Structured U.S. Equity Fund. The acquisition was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Capital Appreciation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, and the assets and liabilities of the AXA Enterprise Multi-Manager Core Equity Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C, and Class Y were transferred into the

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER MATTERS (continued)

Structured U.S. Equity Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C, and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Structured U.S. Equity Class A/ AXA Enterprise Capital Appreciation Class A/	4,599,508	$158,729,274	4,159,261
AXA Enterprise Multi-Manager Core Equity Class A/	27,356	944,053	83,649
AXA Enterprise Multi-Manager Core Equity Class P	111,124	3,834,893	339,521

Structured U.S. Equity Class B/ AXA Enterprise Capital Appreciation Class B/	1,775,859	57,449,027	1,649,958
AXA Enterprise Multi-Manager Core Equity Class B	10,789	348,986	31,962

Structured U.S. Equity Class C/ AXA Enterprise Capital Appreciation Class C/	1,577,696	50,786,037	1,415,863
AXA Enterprise Multi-Manager Core Equity Class C	11,228	361,436	33,098

Structured U.S. Equity Institutional Class/ AXA Enterprise Capital Appreciation Class Y/	1,061,214	37,450,190	934,196
AXA Enterprise Multi-Manager Core Equity Class Y	192,974	6,810,047	601,918

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

		Acquired Fund’s	Acquired Fund’s
		(AXA Enterprise	(AXA Enterprise
		Capital	Multi-Manager
	Survivor Fund’s	Appreciation)	Core Equity)	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Aggregate Net
	Assets before	Assets before	Assets before	Assets Immediately
Fund	reorganization	reorganization	reorganization	after reorganization

Structured U.S. Equity/ AXA Enterprise Capital Appreciation/ AXA Enterprise Multi-Manager Core Equity	$1,804,708,549	$304,414,528	$12,299,415	$2,121,422,492

	Acquired Fund’s	Acquired Fund’s	Acquired Fund’s
	(AXA Enterprise	(AXA Enterprise	(AXA Enterprise
	Capital	Multi-Manager	Capital
	Appreciation)	Core Equity)	Appreciation)
	Unrealized	Unrealized	Capital Loss
Fund	Appreciation	Appreciation	Carryforward

Structured U.S. Equity/
AXA Enterprise Capital Appreciation/
AXA Enterprise Multi-Manager Core Equity	$78,761,604	$2,168,024	$(1,402,275)

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

9. OTHER MATTERS (continued)

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.
In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued. The Amendment is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008*		August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	157,717	$2,480,112	1,055,035	$20,299,858	920,349	$19,024,567
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	88,982	1,433,500	750,142	14,546,929	862,118	17,430,451
Shares converted from Class B(a)	6,433	110,009	36,531	706,128	54,543	1,128,050
Shares redeemed	(659,255)	(10,497,629)	(2,204,870)	(41,724,886)	(1,701,762)	(35,211,474)

	(406,123)	(6,474,008)	(363,162)	(6,171,971)	135,248	2,371,594

Class B Shares
Shares sold	20,543	316,249	113,767	2,181,577	84,626	1,736,959
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	5,833	93,262	57,595	1,112,115	77,099	1,547,349
Shares converted to Class A(a)	(6,490)	(110,009)	(36,847)	(706,128)	(54,972)	(1,128,050)
Shares redeemed	(47,681)	(752,480)	(222,209)	(4,204,334)	(278,992)	(5,719,040)

	(27,795)	(452,978)	(87,694)	(1,616,770)	(172,239)	(3,562,782)

Class C Shares
Shares sold	43,207	677,975	142,730	2,716,622	119,009	2,440,007
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	3,093	49,345	25,240	484,929	23,732	475,446
Shares redeemed	(38,273)	(586,460)	(96,963)	(1,785,501)	(71,275)	(1,454,802)

	8,027	140,860	71,007	1,416,050	71,466	1,460,651

Institutional Shares
Shares sold	7,909	117,199	27,227	567,849	77,957	1,618,703
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	1,825	29,821	15,181	297,837	10,319	211,688
Shares redeemed	(10,149)	(174,824)	(30,377)	(569,898)	(35,886)	(739,816)

	(415)	(27,804)	12,031	295,788	52,390	1,090,575

Service Shares
Shares sold	—	—	—	—	8	175
Reinvestment of distributions	1	14	7	127	6	121
Shares redeemed	—	—	—	—	—	—

	1	14	7	127	14	296

NET INCREASE (DECREASE)	(426,305)	$(6,813,916)	(367,811)	$(6,076,776)	86,879	$1,360,334

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Growth Fund

	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008*		August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,699,581	$17,113,256	11,196,986	$150,204,131	32,788,543	$470,168,403
Shares issued in connection with merger	—	—	—	—	2,431,478	36,153,875
Reinvestment of distributions	—	—	369,448	5,379,159	19,570	276,911
Shares converted from Class B(a)	137,036	1,559,472	513,196	7,025,033	420,452	5,989,779
Shares redeemed	(5,071,147)	(49,617,457)	(24,156,009)	(331,132,435)	(11,962,645)	(172,068,356)

	(3,234,530)	(30,944,729)	(12,076,379)	(168,524,112)	23,697,398	340,520,612

Class B Shares
Shares sold	26,947	252,968	145,793	1,844,645	85,508	1,138,480
Shares issued in connection with merger	—	—	—	—	1,933,699	26,723,863
Reinvestment of distributions	—	—	19,599	264,195	—	—
Shares converted to Class A(a)	(148,805)	(1,559,472)	(555,342)	(7,025,033)	(451,275)	(5,989,779)
Shares redeemed	(173,810)	(1,714,234)	(1,052,086)	(13,231,865)	(1,270,968)	(16,836,391)

	(295,668)	(3,020,738)	(1,442,036)	(18,148,058)	296,964	5,036,173

Class C Shares
Shares sold	35,680	324,163	175,838	2,226,533	278,329	3,683,254
Shares issued in connection with merger	—	—	—	—	1,248,649	17,256,213
Reinvestment of distributions	—	—	14,904	201,053	—	—
Shares redeemed	(153,252)	(1,484,424)	(786,655)	(9,814,374)	(679,513)	(9,090,074)

	(117,572)	(1,160,261)	(595,913)	(7,386,788)	847,465	11,849,393

Institutional Shares
Shares sold	1,217,235	12,354,469	26,017,707	359,384,015	82,283,409	1,207,924,256
Shares issued in connection with merger	—	—	—	—	3,341,845	50,989,469
Reinvestment of distributions	—	—	1,269,583	19,005,664	184,513	2,682,816
Shares redeemed	(13,152,059)	(141,303,390)	(37,571,586)	(545,479,426)	(11,349,493)	(166,972,200)

	(11,934,824)	(128,948,921)	(10,284,296)	(167,089,747)	74,460,274	1,094,624,341

Service Shares
Shares sold	250	2,459	5,279	67,867	82,963	1,086,009
Reinvestment of distributions	—	—	76	1,106	—	—
Shares redeemed	(1,186)	(12,603)	(1,269)	(16,484)	(84,677)	(1,175,466)

	(936)	(10,144)	4,086	52,489	(1,714)	(89,457)

Class IR Shares(b)
Shares sold	—	—	688	10,000	—	—
Reinvestment of distributions	—	—	9	134	—	—

	—	—	697	10,134	—	—

Class R Shares(b)
Shares sold	—	—	688	10,000	—	—
Reinvestment of distributions	—	—	9	129	—	—

	—	—	697	10,129	—	—

NET INCREASE (DECREASE)	(15,583,530)	$(164,084,793)	(24,393,144)	$(361,075,953)	99,300,387	$1,451,941,062

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Value Fund

	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008*		August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,801,622	$43,599,169	13,963,552	$170,233,927	33,399,925	$495,229,639
Shares issued in connection with merger	—	—	—	—	417,231	6,387,810
Reinvestment of distributions	157,271	1,538,109	1,895,332	25,035,000	1,927,490	27,962,859
Shares converted from Class B(a)	19,065	199,615	152,140	1,953,439	77,189	1,173,437
Shares redeemed	(4,340,930)	(40,851,065)	(24,669,065)	(318,455,989)	(22,985,673)	(341,265,426)

	637,028	4,485,828	(8,658,041)	(121,233,623)	12,836,162	189,488,319

Class B Shares
Shares sold	12,295	109,743	68,069	899,439	120,697	1,766,427
Shares issued in connection with merger	—	—	—	—	96,006	1,457,361
Reinvestment of distributions	1,219	11,847	33,242	438,125	47,313	680,265
Shares converted to Class A(a)	(19,212)	(199,615)	(153,320)	(1,953,439)	(77,837)	(1,173,437)
Shares redeemed	(43,895)	(438,880)	(445,487)	(5,673,972)	(417,034)	(6,144,649)

	(49,593)	(516,905)	(497,496)	(6,289,847)	(230,855)	(3,414,033)

Class C Shares
Shares sold	95,936	895,304	534,055	6,706,350	613,789	9,017,317
Shares issued in connection with merger	—	—	—	—	53,062	806,019
Reinvestment of distributions	3,731	36,266	64,385	845,554	63,704	917,115
Shares redeemed	(125,472)	(1,214,897)	(731,446)	(9,286,773)	(567,371)	(8,301,652)

	(25,805)	(283,327)	(133,006)	(1,734,869)	163,184	2,438,799

Institutional Shares
Shares sold	14,004,831	144,446,164	30,078,360	369,120,048	63,796,614	945,611,103
Shares issued in connection with merger	—	—	—	—	3,460,434	53,013,807
Reinvestment of distributions	496,152	4,847,407	4,659,539	61,350,437	3,341,302	48,544,792
Shares redeemed	(6,890,361)	(64,112,937)	(42,867,044)	(566,971,121)	(22,132,803)	(325,948,790)

	7,610,622	85,180,634	(8,129,145)	(136,500,636)	48,465,547	721,220,912

Service Shares
Shares sold	100,216	874,422	289,681	3,786,119	970,163	14,475,212
Reinvestment of distributions	2,707	26,582	32,800	433,662	5,629	82,876
Shares redeemed	(66,801)	(611,337)	(502,979)	(6,398,204)	(118,827)	(1,781,605)

	36,122	289,667	(180,498)	(2,178,423)	856,965	12,776,483

Class IR Shares(b)
Shares sold	—	—	720	10,000	—	—
Reinvestment of distributions	4	40	35	460	—	—

	4	40	755	10,460	—	—

Class R Shares(b)
Shares sold	—	—	720	10,000	—	—
Reinvestment of distributions	3	29	33	432	—	—

	3	29	753	10,432	—	—

NET INCREASE (DECREASE)	8,208,381	$89,155,966	(17,596,678)	$(267,916,506)	62,091,003	$922,510,480

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008*		August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,243,107	$27,860,596	16,457,006	$180,558,550	14,688,897	$211,670,118
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	941,660	10,932,674	878,638	12,511,794
Shares converted from Class B(a)	12,460	128,584	61,210	700,039	75,939	1,087,080
Shares redeemed	(2,171,807)	(19,351,681)	(14,406,345)	(157,297,093)	(12,920,932)	(186,995,214)

	1,083,760	8,637,499	3,053,531	34,894,170	2,722,542	38,273,778

Class B Shares
Shares sold	3,154	24,858	25,174	257,440	47,272	630,550
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	44,660	468,477	62,999	821,515
Shares converted to Class A(a)	(13,871)	(128,584)	(67,639)	(700,039)	(82,819)	(1,087,080)
Shares redeemed	(44,727)	(377,130)	(341,337)	(3,460,510)	(377,924)	(4,950,274)

	(55,444)	(480,856)	(339,142)	(3,434,632)	(350,472)	(4,585,289)

Class C Shares
Shares sold	63,793	512,393	467,898	4,726,461	526,092	6,956,679
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	96,746	1,019,705	106,662	1,397,275
Shares redeemed	(132,759)	(1,081,608)	(764,287)	(7,853,989)	(831,601)	(10,997,061)

	(68,966)	(569,215)	(199,643)	(2,107,823)	(198,847)	(2,643,107)

Institutional Shares
Shares sold	7,396,571	76,090,308	50,388,966	598,599,544	34,805,435	517,684,550
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	—	—	2,543,793	30,627,266	2,431,520	35,816,288
Shares redeemed	(4,688,217)	(45,074,301)	(48,193,694)	(555,104,717)	(29,611,374)	(438,722,409)

	2,708,354	31,016,007	4,739,065	74,122,093	7,625,581	114,778,429

Service Shares
Shares sold	17,923	150,900	176,262	2,077,012	807,304	11,284,522
Reinvestment of distributions	—	—	34,909	399,355	68,855	968,101
Shares redeemed	(15,796)	(140,106)	(2,019,752)	(23,744,921)	(970,042)	(13,530,156)

	2,127	10,794	(1,808,581)	(21,268,554)	(93,883)	(1,277,533)

Class IR Shares(b)
Shares sold	—	—	822	10,000	—	—
Reinvestment of distributions	—	—	51	587	—	—

	—	—	873	10,587	—	—

Class R Shares(b)
Shares sold	—	—	822	10,000	—	—
Reinvestment of distributions	—	—	51	587	—	—

	—	—	873	10,587	—	—

NET INCREASE (DECREASE)	3,669,831	$38,614,229	5,446,976	$82,226,428	9,704,921	$144,546,278

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced Operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth

	For the Year Ended		For the Year Ended
	October 31, 2008		October 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	253,854	$4,603,762	354,567	$12,028,354
Reinvestment of distributions	748,155	14,551,614	81,688	2,608,231
Shares converted from Class B(a)	120,402	2,255,198	—	—
Shares redeemed	(832,749)	(17,423,612)	(649,024)	(22,622,558)

	289,662	3,986,962	(212,769)	(7,985,973)

Class B Shares
Shares sold	93,624	1,520,590	65,034	2,081,967
Reinvestment of distributions	579,271	9,917,126	55,986	1,673,999
Shares converted to Class A(a)	(136,364)	(2,255,198)	—	—
Shares redeemed	(392,361)	(6,285,168)	(335,278)	(10,773,152)

	144,170	2,897,350	(214,258)	(7,017,186)

Class C Shares
Shares sold	81,176	1,244,530	62,757	2,007,015
Reinvestment of distributions	255,753	4,414,297	23,056	692,475
Shares redeemed	(247,367)	(4,019,220)	(164,006)	(5,360,062)

	89,562	1,639,607	(78,193)	(2,660,572)

Institutional Shares
Shares sold	17,671	372,717	94,277	3,370,117
Reinvestment of distributions	126,211	2,683,240	27,867	933,546
Shares redeemed	(290,831)	(8,788,036)	(266,650)	(9,946,254)

	(146,949)	(5,732,079)	(144,506)	(5,642,591)

Service Shares
Shares sold	—	15	263	10,000
Reinvestment of distributions	174	3,706	—	—

	174	3,721	—	—

Class IR Shares(b)
Shares sold	301	10,017	—	—
Reinvestment of distributions	218	4,247	—	—

	519	14,264	—	—

Class R Shares(b)
Shares sold	301	10,017	—	—
Reinvestment of distributions	218	4,247	—	—

	519	14,264	—	—

NET INCREASE (DECREASE)	377,657	$2,824,089	(649,463)	$(23,296,322)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced Operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value

	For the Year Ended		For the Year Ended
	October 31, 2008		October 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,585,660	$13,331,067	4,031,800	$52,235,688
Reinvestment of distributions	31,184,235	114,757,958	2,119,140	26,001,762
Shares converted from Class B(a)	1,746,558	7,529,761	—	—
Shares redeemed	(20,957,206)	(88,749,506)	(9,452,634)	(123,629,272)

	15,559,247	46,869,280	(3,301,694)	(43,391,822)

Class B Shares
Shares sold	1,978,047	5,120,730	664,555	7,924,903
Reinvestment of distributions	26,624,622	69,756,508	1,642,003	18,455,912
Shares converted to Class A(a)	(2,392,997)	(7,529,761)	—	—
Shares redeemed	(13,494,060)	(37,217,652)	(6,550,939)	(77,545,183)

	12,715,612	30,129,825	(4,244,381)	(51,164,368)

Class C Shares
Shares sold	2,091,225	6,217,496	795,531	9,730,310
Reinvestment of distributions	12,572,207	37,088,011	774,667	8,970,619
Shares redeemed	(8,032,331)	(24,896,263)	(3,058,149)	(37,600,962)

	6,631,101	18,409,244	(1,487,951)	(18,900,033)

Institutional Shares
Shares sold	112,314	456,240	421,880	5,810,366
Reinvestment of distributions	340,228	1,531,024	207,719	2,716,986
Shares redeemed	(1,139,045)	(12,364,969)	(1,304,637)	(18,745,050)

	(686,503)	(10,377,705)	(675,038)	(10,217,698)

Service Shares
Shares sold	—	—	688	10,000
Reinvestment of distributions	1,235	5,521	—	—

	1,235	5,521	688	10,000

Class IR Shares(b)
Shares sold	860	10,001	—	—
Reinvestment of distributions	1,874	6,898	—	—

	2,734	16,899	—	—

Class R Shares(b)
Shares sold	860	10,001	—	—
Reinvestment of distributions	1,874	6,898	—	—

	2,734	16,899	—	—

NET INCREASE (DECREASE)	34,226,160	$85,069,963	(9,708,376)	$(125,663,921)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured U.S. Equity Fund

	For the Period
	September 1, 2008 to		For the Year Ended		For the Year Ended
	October 31, 2008*		August 31, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	540,381	$11,682,159	2,421,537	$69,141,329	7,123,287	$238,527,109
Shares issued in connection with merger	—	—	—	—	6,117,012	207,678,406
Reinvestment of distributions	—	—	2,784,888	82,182,032	841,239	27,668,343
Shares converted from Class B(a)	235,391	5,477,546	598,342	17,174,887	324,966	10,858,078
Shares redeemed	(1,781,794)	(38,108,740)	(10,485,076)	(304,328,753)	(7,729,674)	(260,057,140)

	(1,006,022)	(20,949,035)	(4,680,309)	(135,830,505)	6,676,830	224,674,796

Class B Shares
Shares sold	19,204	357,827	159,273	4,274,838	112,624	3,538,000
Shares issued in connection with merger	—	—	—	—	3,928,272	122,325,252
Reinvestment of distributions	—	—	481,703	13,270,900	150,242	4,651,476
Shares converted to Class A(a)	(253,590)	(5,477,546)	(641,927)	(17,174,887)	(345,898)	(10,858,078)
Shares redeemed	(401,252)	(8,390,454)	(1,614,094)	(43,634,251)	(1,501,658)	(47,292,172)

	(635,638)	(13,510,173)	(1,615,045)	(43,263,400)	2,343,582	72,364,478

Class C Shares
Shares sold	60,281	1,154,243	299,610	7,824,943	496,276	15,550,437
Shares issued in connection with merger	—	—	—	—	2,430,797	76,395,318
Reinvestment of distributions	—	—	325,717	8,905,109	68,945	2,123,497
Shares redeemed	(172,694)	(3,378,609)	(1,318,091)	(35,288,130)	(974,881)	(30,648,190)

	(112,413)	(2,224,366)	(692,764)	(18,558,078)	2,021,137	63,421,062

Institutional Shares
Shares sold	250,688	5,325,464	1,989,341	62,391,136	5,850,305	200,718,852
Shares issued in connection with merger	—	—	—	—	1,304,745	45,914,986
Reinvestment of distributions	—	—	1,316,314	39,739,505	613,243	20,580,448
Shares redeemed	(1,038,354)	(22,785,719)	(10,850,830)	(333,729,698)	(10,167,427)	(349,658,013)

	(787,666)	(17,460,255)	(7,545,175)	(231,599,057)	(2,399,134)	(82,443,727)

Service Shares
Shares sold	4,123	82,249	52,869	1,507,168	189,650	6,242,508
Reinvestment of distributions	—	—	41,877	1,224,496	16,154	526,633
Shares redeemed	(5,574)	(116,053)	(418,454)	(11,757,135)	(137,374)	(4,625,887)

	(1,451)	(33,804)	(323,708)	(9,025,471)	68,430	2,143,254

Class IR Shares(b)
Shares sold	—	—	303	10,001	—	—
Reinvestment of distributions	—	—	40	1,186	—	—

	—	—	343	11,187	—	—

Class R Shares(b)
Shares sold	—	—	303	10,001	—	—
Reinvestment of distributions	—	—	40	1,181	—	—

	—	—	343	11,182	—	—

NET INCREASE (DECREASE)	(2,543,190)	$(54,177,633)	(14,856,315)	$(438,254,142)	8,710,845	$280,159,863

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$17.71	$0.10		$(2.99)	$(2.89)	$(0.18)	$—	$(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)
2008 - Service	17.77	0.10		(3.00)	(2.90)	(0.18)	—	(0.18)

FOR THE YEARS ENDED AUGUST 31,

2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

2006 - A	19.88	0.46		0.74	1.20	(0.40)	—	(0.40)
2006 - B	19.73	0.30		0.74	1.04	(0.25)	—	(0.25)
2006 - C	19.71	0.31		0.72	1.03	(0.25)	—	(0.25)
2006 - Institutional	20.12	0.55		0.75	1.30	(0.48)	—	(0.48)
2006 - Service	19.89	0.44		0.70	1.14	(0.37)	—	(0.37)

2005 - A	18.63	0.36	(d)	1.26	1.62	(0.37)	—	(0.37)
2005 - B	18.49	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - C	18.47	0.21	(d)	1.26	1.47	(0.23)	—	(0.23)
2005 - Institutional	18.66	0.47	(d)	1.44	1.91	(0.45)	—	(0.45)
2005 - Service	18.67	0.33	(d)	1.27	1.60	(0.38)	—	(0.38)

2004 - A	17.21	0.31		1.48	1.79	(0.37)	—	(0.37)
2004 - B	17.08	0.17		1.47	1.64	(0.23)	—	(0.23)
2004 - C	17.07	0.17		1.47	1.64	(0.24)	—	(0.24)
2004 - Institutional	17.24	0.38		1.48	1.86	(0.44)	—	(0.44)
2004 - Service	17.25	0.28		1.49	1.77	(0.35)	—	(0.35)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 57% for the period ended October 31, 2008, 178% for the year ended August 31, 2008, 54% for the year ended August 31, 2007 and 220% for the year ended August 31, 2006. Prior years include the effect or mortgage dollar roll transactions, if any.

(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.20% of average net assets.

(e)	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06%, respectively.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$14.64	(16.41)%	$116,915	1.04	%(f)	3.72	%(f)	1.54	%(f)	3.22	%(f)	58%
14.53	(16.49)	10,306	1.79	(f)	2.97	(f)	2.29	(f)	2.47	(f)	58
14.49	(16.52)	6,597	1.79	(f)	2.97	(f)	2.29	(f)	2.47	(f)	58
14.86	(16.35)	2,433	0.64	(f)	4.10	(f)	1.14	(f)	3.60	(f)	58
14.69	(16.43)	1	1.14	(f)	3.60	(f)	1.64	(f)	3.10	(f)	58

17.71	(6.48)	148,623	1.03		3.37		1.29		3.11		184
17.56	(7.21)	12,946	1.78		2.62		2.04		2.36		184
17.52	(7.19)	7,835	1.78		2.63		2.04		2.37		184
17.98	(6.10)	2,951	0.63		3.78		0.89		3.52		184
17.77	(6.41)	1	1.13		3.33		1.39		3.07		184

20.66	10.53	180,905	1.06		2.72		1.31		2.47		63
20.50	9.71	16,906	1.81		1.97		2.06		1.72		63
20.46	9.72	7,696	1.81		1.97		2.06		1.72		63
20.95	10.99	3,187	0.66		3.14		0.91		2.89		63
20.70	10.53	2	1.16		2.60		1.41		2.35		63

20.68	6.08	178,220	1.11		2.29		1.27		2.13		256
20.52	5.32	20,462	1.86		1.51		2.02		1.35		256
20.49	5.30	6,244	1.86		1.55		2.02		1.39		256
20.94	6.51	2,088	0.71		2.71		0.87		2.55		256
20.66	5.80	1	1.21		2.09		1.37		1.93		256

19.88	8.80	195,531	1.14		1.84	(d)	1.31		1.67	(d)	228
19.73	8.00	29,093	1.89		1.10	(d)	2.06		0.93	(d)	228
19.71	8.00	6,080	1.89		1.09	(d)	2.06		0.92	(d)	228
20.12	10.36 (e)	2,052	0.80	(e)	2.14	(d)	0.93		2.01	(d)	228
19.89	8.66	1	1.24		1.68	(d)	1.41		1.51	(d)	228

18.63	10.47	169,436	1.15		1.68		1.30		1.53		208
18.49	9.67	31,067	1.90		0.93		2.05		0.78		208
18.47	9.63	5,803	1.90		0.93		2.05		0.78		208
18.66	10.88	2,127	0.75		2.08		0.90		1.93		208
18.67	10.34	1	1.25		1.63		1.40		1.48		208

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$12.38	$0.01		$(3.45)	$(3.44)	$—	$—	$—
2008 - B	11.40	(0.01)		(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)		(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01		(3.54)	(3.53)	—	—	—
2008 - Service	12.28	—	(c)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01		(3.44)	(3.43)	—	—	—
2008 - R	12.31	—	(c)	(3.42)	(3.42)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	14.36	0.06		(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (c)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (c)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR(d)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R(d)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

2006 - A	12.55	0.04		0.61	0.65	— (c)	—	—
2006 - B	11.81	(0.06)		0.58	0.52	—	—	—
2006 - C	11.81	(0.06)		0.59	0.53	—	—	—
2006 - Institutional	12.89	0.09		0.64	0.73	(0.04)	—	—
2006 - Service	12.43	0.02		0.65	0.67	—	—	—

2005 - A	11.13	0.04	(e)	1.38 (f)	1.42	—	—	—
2005 - B	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - C	10.55	(0.04	)(e)	1.30 (f)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(e)	1.43 (f)	1.51	—	—	—
2005 - Service	11.04	0.04	(e)	1.35 (f)	1.39	—	—	—

2004 - A	10.33	(0.01)		0.81	0.80	—	—	—
2004 - B	9.87	(0.09)		0.77	0.68	—	—	—
2004 - C	9.87	(0.09)		0.77	0.68	—	—	—
2004 - Institutional	10.52	0.03		0.83	0.86	—	—	—
2004 - Service	10.26	(0.02)		0.80	0.78	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Commenced operations on November 30, 2007.

(e)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.

(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(g)	Annualized.

(h)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 12.67%, 11.85%, 11.85%, 13.18%, and 12.50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.94	(27.79)%	$285,337	0.95	%(g)	0.34	%(g)	1.14	%(g)	0.15	%(g)	19%
8.23	(27.81)	16,129	1.70	(g)	(0.38	)(g)	1.89	(g)	(0.57	)(g)	19
8.23	(27.87)	16,324	1.70	(g)	(0.41	)(g)	1.89	(g)	(0.60	)(g)	19
9.23	(27.66)	814,036	0.55	(g)	0.74	(g)	0.74	(g)	0.55	(g)	19
8.87	(27.77)	189	1.05	(g)	0.23	(g)	1.24	(g)	0.04	(g)	19
8.92	(27.77)	6	0.70	(g)	0.63	(g)	0.89	(g)	0.44	(g)	19
8.89	(27.78)	6	1.20	(g)	0.13	(g)	1.39	(g)	(0.06	)(g)	19

12.38	(12.96)	434,970	0.95		0.40		1.10		0.25		118
11.40	(13.71)	25,718	1.70		(0.34)		1.85		(0.49)		118
11.41	(13.63)	23,960	1.70		(0.34)		1.85		(0.49)		118
12.76	(12.71)	1,278,322	0.55		0.82		0.70		0.67		118
12.28	(13.11)	273	1.05		0.32		1.20		0.17		118
12.35	(13.86)	9	0.70	(g)	0.63	(g)	0.85	(g)	0.48	(g)	118
12.31	(14.18)	9	1.20	(g)	0.21	(g)	1.35	(g)	0.06	(g)	118

14.36	8.85	678,286	0.95		0.30		1.09		0.16		140
13.31	7.95	49,211	1.70		(0.48)		1.84		(0.62)		140
13.31	7.86	35,896	1.70		(0.48)		1.84		(0.62)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		0.55		140
14.25	8.78	258	1.05		0.12		1.19		(0.02)		140

13.20	5.21	310,386	1.00		0.28		1.16		0.12		111
12.33	4.40	41,947	1.76		(0.52)		1.91		(0.67)		111
12.34	4.49	22,811	1.76		(0.52)		1.91		(0.67)		111
13.58	5.66	488,448	0.60		0.69		0.76		0.53		111
13.10	5.39	260	1.10		0.15		1.26		(0.01)		111

12.55	12.76(h )	166,792	1.11		0.37	(e)	1.24		0.24	(e)	146
11.81	11.94(h )	65,545	1.86		(0.32	)(e)	1.99		(0.45	)(e)	146
11.81	11.94(h )	29,672	1.86		(0.32	)(e)	1.99		(0.45	)(e)	146
12.89	13.27(h )	263,906	0.71		0.65	(e)	0.84		0.52	(e)	146
12.43	12.59(h )	227	1.21		0.38	(e)	1.34		0.25	(e)	146

11.13	7.74	120,872	1.15		(0.10)		1.29		(0.24)		149
10.55	6.89	78,810	1.90		(0.85)		2.04		(0.99)		149
10.55	6.89	32,901	1.90		(0.85)		2.04		(0.99)		149
11.38	8.17	109,353	0.75		0.31		0.89		0.17		149
11.04	7.60	361	1.25		(0.20)		1.39		(0.34)		149

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$11.24	$0.03	$(2.62)	$(2.59)	$(0.05)	$—	$(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE YEARS ENDED AUGUST 31,

2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR(d)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R(d)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

2006 - A	12.69	0.17	1.51	1.68	(0.14)	(0.24)	(0.38)
2006 - B	12.59	0.07	1.49	1.56	(0.03)	(0.24)	(0.27)
2006 - C	12.60	0.07	1.50	1.57	(0.03)	(0.24)	(0.27)
2006 - Institutional	12.69	0.23	1.50	1.73	(0.18)	(0.24)	(0.42)
2006 - Service	12.73	0.17	1.50	1.67	(0.10)	(0.24)	(0.34)

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Commenced on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.60	(23.14)%	$310,622	0.95	%(c)	1.59	%(c)	1.10	%(c)	1.44	%(c)	24%
8.54	(23.21)	5,170	1.70	(c)	0.87	(c)	1.85	(c)	0.72	(c)	24
8.54	(23.29)	14,029	1.70	(c)	0.86	(c)	1.85	(c)	0.71	(c)	24
8.59	(23.05)	851,132	0.55	(c)	2.02	(c)	0.70	(c)	1.87	(c)	24
8.63	(23.16)	7,193	1.05	(c)	1.50	(c)	1.20	(c)	1.35	(c)	24
8.59	(23.10)	7	0.70	(c)	1.81	(c)	0.85	(c)	1.66	(c)	24
8.59	(23.21)	6	1.20	(c)	1.33	(c)	1.35	(c)	1.18	(c)	24

11.24	(18.65)	398,881	0.95		1.41		1.05		1.31		130
11.16	(19.22)	7,306	1.70		0.67		1.80		0.57		130
11.16	(19.21)	18,614	1.70		0.67		1.80		0.57		130
11.24	(18.30)	1,027,705	0.55		1.82		0.65		1.72		130
11.28	(18.73)	8,994	1.05		1.31		1.15		1.21		130
11.23	(15.18)	8	0.70	(c)	1.70	(c)	0.80	(c)	1.60	(c)	130
11.23	(15.44)	8	1.20	(c)	1.26	(c)	1.30	(c)	1.16	(c)	130

14.51	8.90	640,535	0.95		1.23		1.04		1.14		119
14.39	8.03	16,587	1.70		0.46		1.79		0.37		119
14.40	7.99	25,946	1.70		0.47		1.79		0.38		119
14.51	9.24	1,444,839	0.55		1.64		0.64		1.55		119
14.56	8.70	14,237	1.05		1.14		1.14		1.05		119

13.99	13.43	438,245	0.99		1.31		1.10		1.20		127
13.88	12.56	19,200	1.75		0.49		1.84		0.40		127
13.90	12.66	22,768	1.75		0.51		1.84		0.41		127
14.00	13.92	715,191	0.59		1.69		0.69		1.59		127
14.06	13.35	1,697	1.11		1.28		1.20		1.19		127

12.69	17.13	186,441	1.10		0.99		1.14		0.95		132
12.59	16.32	20,479	1.85		0.22		1.89		0.18		132
12.60	16.32	20,666	1.85		0.22		1.89		0.18		132
12.69	17.69	384,875	0.70		1.39		0.74		1.35		132
12.73	17.06	799	1.20		0.87		1.24		0.83		132

11.15	18.93	100,374	1.10		0.95		1.15		0.90		154
11.06	18.09	19,819	1.85		0.19		1.90		0.14		154
11.07	17.97	17,027	1.85		0.19		1.90		0.14		154
11.14	19.41	194,541	0.70		1.36		0.75		1.31		154
11.18	18.89	487	1.20		0.84		1.25		0.79		154

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$11.00	$0.02	$(3.04)	$(3.02)	$—	$—	$—
2008 - B	9.89	— (c)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	— (c)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02	(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01	(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02	(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01	(3.03)	(3.02)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	12.89	0.01	(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)	(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)	(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06	(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01	(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR(e)	12.16	0.03	(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R(e)	12.16	(0.01)	(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04	(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)	(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10	(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02	(0.05)	(0.03)	—	(0.84)	(0.84)

2006 - A	14.55	— (c)	0.35	0.35	—	(1.14)	(1.14)
2006 - B	13.60	(0.10)	0.33	0.23	—	(1.14)	(1.14)
2006 - C	13.64	(0.10)	0.34	0.24	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.06	0.36	0.42	—	(1.14)	(1.14)
2006 - Service	14.40	(0.01)	0.34	0.33	—	(1.14)	(1.14)

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Annualized.

(e)	Commenced November 30, 2007.
(f)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets(c)		rate

$7.98	(27.45)%	$162,243	1.25	%(d)	0.76	%(d)	1.46	%(d)	0.55	%(d)	31%
7.16	(27.60)	3,806	2.00	(d)	0.01	(d)	2.21	(d)	(0.20	)(d)	31
7.19	(27.67)	11,262	2.00	(d)	0.01	(d)	2.21	(d)	(0.20	)(d)	31
8.30	(27.51)	419,179	0.85	(d)	1.16	(d)	1.06	(d)	0.95	(d)	31
7.85	(27.58)	2,121	1.35	(d)	0.66	(d)	1.56	(d)	0.45	(d)	31
7.96	(27.50)	7	1.00	(d)	0.99	(d)	1.21	(d)	0.78	(d)	31
7.93	(27.58)	7	1.50	(d)	0.54	(d)	1.71	(d)	0.33	(d)	31

11.00	(9.73)	211,930	1.25		0.12		1.36		0.01		160
9.89	(10.39)	5,807	2.00		(0.57)		2.11		(0.68)		160
9.94	(10.35)	16,250	2.00		(0.60)		2.11		(0.71)		160
11.45	(9.29)	547,109	0.85		0.54		0.96		0.43		160
10.84	(9.80)	2,904	1.35		0.12		1.46		0.01		160
10.98	(4.14)	10	1.00	(d)	0.36	(d)	1.11	(d)	0.25	(d)	160
10.95	(4.40)	10	1.50	(d)	(0.07	)(d)	1.61	(d)	(0.18	)(d)	160

12.89	(0.76)	208,875	1.26		0.24		1.34		0.16		154
11.74	(1.52)	10,875	2.01		(0.51)		2.09		(0.59)		154
11.79	(1.44)	21,631	2.01		(0.51)		2.09		(0.59)		154
13.37	(0.32)	575,499	0.86		0.64		0.94		0.56		154
12.72	(0.80)	26,406	1.36		0.14		1.44		0.06		154

13.76	2.42	185,508	1.27		—	(f)	1.37		(0.09)		151
12.69	1.66	16,197	2.02		(0.75)		2.11		(0.84)		151
12.74	1.65	25,899	2.02		(0.75)		2.11		(0.84)		151
14.23	2.77	504,101	0.87		0.40		0.97		0.30		151
13.59	2.30	29,501	1.37		(0.09)		1.46		(0.18)		151

14.55	24.97	154,877	1.33		(0.15)		1.41		(0.23)		149
13.60	24.07	19,555	2.08		(0.89)		2.16		(0.97)		149
13.64	24.09	24,901	2.08		(0.90)		2.16		(0.98)		149
14.95	25.57	328,912	0.93		0.25		1.01		0.17		149
14.40	24.86	38,412	1.43		(0.26)		1.51		(0.34)		149

12.24	11.87	114,684	1.33		(0.30)		1.43		(0.40)		153
11.56	11.08	19,642	2.08		(1.04)		2.18		(1.14)		153
11.60	11.05	20,915	2.08		(1.05)		2.18		(1.15)		153
12.52	12.31	145,003	0.93		0.10		1.03		—	(f)	153
12.13	11.79	42,618	1.43		(0.40)		1.53		(0.50)		153

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	realized
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	gains

FOR THE YEARS ENDED OCTOBER 31,

2008 - A	$36.25	$(0.05)	$(9.44)	$(9.48)	$(14.11)
2008 - B	33.77	(0.17)	(8.43)	(8.59)	(14.11)
2008 - C	33.92	(0.17)	(8.49)	(8.65)	(14.11)
2008 - Institutional	38.18	0.02	(10.22)	(10.19)	(14.11)
2008 - Service	38.12	(0.04)	(10.18)	(10.21)	(14.11)
2008 - IR(c)	33.22	(0.01)	(6.43)	(6.43)	(14.11)
2008 - R(c)	33.22	(0.08)	(6.41)	(6.48)	(14.11)

2007 - A	32.78	(0.27)	5.59	5.32	(1.85)
2007 - B	30.83	(0.46)	5.25	4.79	(1.85)
2007 - C	30.96	(0.46)	5.27	4.81	(1.85)
2007 - Institutional	34.28	(0.12)	5.87	5.75	(1.85)
2007 - Service(e)	38.42	(0.11)	(0.19)	(0.30)	—

2006 - A	28.23	(0.38)	6.64	6.26	(1.71)
2006 - B	26.79	(0.52)	6.27	5.75	(1.71)
2006 - C	26.89	(0.52)	6.30	5.78	(1.71)
2006 - Institutional	29.32	(0.26)	6.93	6.67	(1.71)

2005 - A	26.45	(0.26)	2.04	1.78	—
2005 - B	25.25	(0.40)	1.94	1.54	—
2005 - C	25.34	(0.40)	1.95	1.55	—
2005 - Institutional	27.35	(0.14)	2.11	1.97	—

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	26.74	(0.29)	—	(0.29)	—
2004 - B	25.64	(0.40)	0.01	(0.39)	—
2004 - C	25.73	(0.40)	0.01	(0.39)	—
2004 - Institutional	27.55	(0.20)	—	(0.20)	—

FOR THE YEAR ENDED DECEMBER 31,

2003 - A	21.76	(0.33)	5.31	4.98	—
2003 - B	20.98	(0.44)	5.10	4.66	—
2003 - C	21.05	(0.45)	5.13	4.68	—
2003 - Institutional	22.31	(0.23)	5.47	5.24	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sale or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commenced operations on November 30, 2007

(d)	Annualized

(e)	Commenced operations on June 25, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

											Ratios assuming no
									Ratio of		expense reductions
					Ratio of		Ratio of		net investment				Ratio of
		Net assets,	Ratio of		net expenses		net investment		income (loss)		Ratio of		net investment
Net asset		end of	net expenses		(not including		income (loss)		(not including		total expenses		loss		Portfolio
value, end	Total	period	to average		fees paid		to average		fees paid		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		indirectly)		net assets		indirectly)		net assets		net assets		rate

$12.66	(39.66)%	$19,402	1.25%		1.25%		(0.32)%		(0.32)%		2.00%		(1.07)%		182%
11.07	(40.12)	10,176	2.00		2.00		(1.07)		(1.07)		2.75		(1.82)		182
11.16	(40.12)	4,918	2.00		2.00		(1.07)		(1.07)		2.75		(1.82)		182
13.88	(39.44)	3,662	0.85		0.85		(0.12)		(0.12)		1.60		(0.87)		182
13.80	(39.77)	6	1.35		1.35		(0.26)		(0.26)		2.10		(1.01)		182
12.68	(34.14)	7	1.00	(d)	1.00	(d)	(0.06	)(d)	(0.06	)(d)	1.75	(d)	(0.81	)(d)	182
12.63	(34.40)	7	1.50	(d)	1.50	(d)	(0.40	)(d)	(0.40	)(d)	2.25	(d)	(1.15	)(d)	182

36.25	17.04	45,070	1.25		1.51		(0.79)		(1.05)		2.17		(1.70)		154
33.77	16.32	26,184	1.87		2.13		(1.40)		(1.67)		2.78		(2.32)		154
33.92	16.32	11,911	1.87		2.13		(1.40)		(1.67)		2.78		(2.32)		154
38.18	17.53	15,686	0.79		1.10		(0.33)		(0.63)		1.74		(1.28)		154
38.12	(0.60)	10	1.39	(d)	1.39	(d)	(0.86	)(d)	(0.86	)(d)	2.30	(d)	(1.80	)(d)	154

32.78	23.15	47,721	1.60		1.65		(1.25)		(1.30)		2.18		(1.83)		60
30.83	22.40	30,515	2.15		2.20		(1.80)		(1.85)		2.73		(2.37)		60
30.96	22.48	13,294	2.15		2.20		(1.80)		(1.85)		2.73		(2.37)		60
34.28	23.71	19,037	1.15		1.20		(0.80)		(0.85)		1.73		(1.38)		60

28.23	6.69	42,959	1.20		1.65		(0.92)		(1.37)		2.23		(1.95)		146
26.79	6.14	33,060	1.75		2.20		(1.47)		(1.92)		2.78		(2.50)		146
26.89	6.12	13,431	1.75		2.20		(1.47)		(1.92)		2.78		(2.50)		146
29.32	7.20	11,836	0.75		1.20		(0.47)		(0.92)		1.78		(1.50)		146

26.45	(1.08)	44,184	1.65	(d)	1.65	(d)	(1.34	)(d)	(1.34	)(d)	2.02	(d)	(1.71	)(d)	88
25.25	(1.52)	37,430	2.20	(d)	2.20	(d)	(1.89	)(d)	(1.89	)(d)	2.57	(d)	(2.26	)(d)	88
25.34	(1.52)	15,856	2.20	(d)	2.20	(d)	(1.89	)(d)	(1.89	)(d)	2.57	(d)	(2.26	)(d)	88
27.35	(0.73)	10,434	1.20	(d)	1.20	(d)	(0.89	)(d)	(0.89	)(d)	1.57	(d)	(1.26	)(d)	88

26.74	22.89	44,265	1.65		1.65		(1.41)		(1.41)		2.04		(1.80)		81
25.64	22.21	42,327	2.20		2.20		(1.95)		(1.95)		2.59		(2.34)		81
25.73	22.23	16,567	2.20		2.20		(1.95)		(1.95)		2.59		(2.34)		81
27.55	23.49	11,317	1.20		1.20		(0.95)		(0.95)		1.59		(1.34)		81

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to
	Net asset	Net			shareholders
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2008 - A	$12.72	$0.02	$(2.07)	$(2.04)	$—	$(8.02)	$(8.02)
2008 - B	11.59	(0.01)	(1.69)	(1.69)	—	(8.02)	(8.02)
2008 - C	11.94	— (c)	(1.81)	(1.80)	—	(8.02)	(8.02)
2008 - Institutional	13.61	0.06	(2.39)	(2.32)	—	(8.02)	(8.02)
2008 - Service	13.59	0.04	(2.38)	(2.33)	—	(8.02)	(8.02)
2008 - IR(d)	11.63	0.03	(0.98)	(0.94)	—	(8.02)	(8.02)
2008 - R(d)	11.63	0.02	(0.98)	(0.95)	—	(8.02)	(8.02)

2007 - A	13.19	(0.05)	1.06	1.01	(0.03)	(1.45)	(1.48)
2007 - B	12.18	(0.12)	0.98	0.86	—	(1.45)	(1.45)
2007 - C	12.51	(0.12)	1.00	0.88	—	(1.45)	(1.45)
2007 - Institutional	14.02	— (c)	1.14	1.14	(0.10)	(1.45)	(1.55)
2007 - Service(f)	14.64	0.02	(1.07)	(1.05)	—	—	—

2006 - A	11.49	0.05	2.10	2.15	—	(0.45)	(0.45)
2006 - B	10.70	(0.02)	1.95	1.93	—	(0.45)	(0.45)
2006 - C	10.98	(0.02)	2.00	1.98	—	(0.45)	(0.45)
2006 - Institutional	12.13	0.11	2.23	2.34	—	(0.45)	(0.45)

2005 - A	10.45	(0.05)	1.23	1.18	—	(0.14)	(0.14)
2005 - B	9.79	(0.10)	1.15	1.05	—	(0.14)	(0.14)
2005 - C	10.04	(0.11)	1.19	1.08	—	(0.14)	(0.14)
2005 - Institutional	10.97	— (c)	1.30	1.30	—	(0.14)	(0.14)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A	9.78	(0.03)	0.70	0.67	—	—	—
2004 - B	9.21	(0.07)	0.65	0.58	—	—	—
2004 - C	9.45	(0.08)	0.67	0.59	—	—	—
2004 - Institutional	10.24	0.01	0.72	0.73	—		—

FOR THE YEARS ENDED DECEMBER 31,

2003 - A	7.09	(0.04)	2.73	2.69	—	—	—
2003 - B	6.71	(0.08)	2.58	2.50	—	—	—
2003 - C	6.88	(0.08)	2.65	2.57	—	—	—
2003 - Institutional	7.39	— (c)	2.85	2.85	—	—	—

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total Return would be reduced if a sale or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

(c)	Amount is less than $0.005 per share.

(d)	Commenced November 30, 2007

(e)	Annualized.

(f)	Commenced June 25, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

											Ratios assuming no
											expense reductions
					Ratio of		Ratio of		Ratio of				Ratio of
		Net assets,	Ratio of		net expenses		net investment		net income (loss)		Ratio of		net investment
Net asset		end of	net expenses		(not including		income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		fees paid		to average		fees paid		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		indirectly)		net assets		indirectly)		net assets		net assets		rate

$2.66	(33.48)%	$85,992	1.25%		1.25%		0.71%		0.71%		1.53%		0.43%		147%
1.88	(34.04)	43,039	2.00		2.00		(0.05)		(0.05)		2.28		(0.33)		147
2.12	(33.89)	26,503	2.00		2.00		(0.05)		(0.05)		2.28		(0.33)		147
3.27	(33.07)	1,599	0.85		0.85		1.05		1.05		1.13		0.77		147
3.24	(33.30)	6	1.35		1.35		0.83		0.83		1.63		0.55		147
2.67	(27.00)	7	1.00	(e)	1.00	(e)	1.03	(e)	1.03	(e)	1.28	(e)	0.75	(e)	147
2.66	(27.27)	7	1.50	(e)	1.50	(e)	0.60	(e)	0.60	(e)	1.78	(e)	0.32	(e)	147

12.72	8.15	213,172	1.20		1.49		(0.40)		(0.69)		1.58		(0.78)		97
11.59	7.45	117,553	1.82		2.10		(1.03)		(1.31)		2.19		(1.39)		97
11.94	7.41	70,151	1.82		2.10		(1.01)		(1.29)		2.19		(1.39)		97
13.61	8.57	16,005	0.73		1.07		(0.04)		(0.38)		1.14		(0.45)		97
13.59	(7.17)	9	1.35	(e)	1.35	(e)	0.21	(e)	0.21	(e)	1.63	(e)	(0.06	)(e)	97

13.19	19.38	264,595	1.59		1.60		0.38		0.37		1.60		0.37		4
12.18	18.73	175,297	2.14		2.15		(0.15)		(0.16)		2.15		(0.16)		4
12.51	18.71	92,123	2.14		2.15		(0.16)		(0.17)		2.15		(0.17)		4
14.02	19.94	25,954	1.14		1.15		0.82		0.82		1.15		0.82		4

11.49	11.35	252,526	1.63		1.64		(0.40)		(0.41)		1.64		(0.41)		4
10.70	10.78	198,305	2.18		2.19		(0.95)		(0.96)		2.19		(0.96)		4
10.98	10.81	107,803	2.18		2.19		(0.95)		(0.96)		2.19		(0.96)		4
12.13	11.91	21,728	1.18		1.19		0.05		0.04		1.19		0.04		4

10.45	6.85	254,300	1.59	(e)	1.59	(e)	(0.38	)(e)	(0.38	)(e)	1.59	(e)	(0.38	)(e)	10
9.79	6.30	208,457	2.14	(e)	2.14	(e)	(0.93	)(e)	(0.93	)(e)	2.14	(e)	(0.93	)(e)	10
10.04	6.24	114,721	2.14	(e)	2.14	(e)	(0.93	)(e)	(0.93	)(e)	2.14	(e)	(0.93	)(e)	10
10.97	7.13	9,587	1.14	(e)	1.14	(e)	0.07	(e)	0.07	(e)	1.14	(e)	0.07	(e)	10

9.78	37.94	250,241	1.60		1.60		(0.46)		(0.46)		1.60		(0.46)		8
9.21	37.26	210,248	2.15		2.15		(1.01)		(1.01)		2.15		(1.01)		8
9.45	37.35	111,311	2.15		2.15		(1.01)		(1.01)		2.15		(1.01)		8
10.24	38.57	10,072	1.15		1.15		(0.01)		(0.01)		1.15		(0.01)		8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	Investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	$24.97	$0.04		$(5.99)	$(5.95)	$—	$—	$—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR(d)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R(d)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

2006 - A	29.13	0.24		2.53	2.77	(0.11)	—	(0.11)
2006 - B	27.52	—	(e)	2.40	2.40	—	—	—
2006 - C	27.39	0.01		2.38	2.39	—	—	—
2006 - Institutional	29.72	0.38		2.56	2.94	(0.18)	—	(0.18)
2006 - Service	28.88	0.21		2.50	2.71	(0.09)	—	(0.09)

2005 - A	25.81	0.26	(f)	3.28	3.54	(0.22)	—	(0.22)
2005 - B	24.39	0.05	(f)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05	(f)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36	(f)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23	(f)	3.25	3.48	(0.20)	—	(0.20)

2004 - A	22.57	0.11		3.20	3.31	(0.07)	—	(0.07)
2004 - B	21.42	(0.08)		3.05	2.97	—	—	—
2004 - C	21.34	(0.08)		3.04	2.96	—	—	—
2004 - Institutional	23.00	0.21		3.27	3.48	(0.16)	—	(0.16)
2004 - Service	22.40	0.08		3.19	3.27	(0.07)	—	(0.07)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Commenced operations on November 30, 2007.

(e)	Amount is less than $0.005 per share.

(f)	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$19.02	(23.83)%	$384,949	0.95	%(c)	1.16	%(c)	1.22	%(c)	0.89	%(c)	27%
17.63	(23.94)	47,671	1.70	(c)	0.46	(c)	1.97	(c)	0.19	(c)	27
17.50	(23.95)	42,816	1.70	(c)	0.41	(c)	1.97	(c)	0.14	(c)	27
19.52	(23.78)	177,704	0.55	(c)	1.57	(c)	0.82	(c)	1.30	(c)	27
18.84	(23.85)	2,949	1.05	(c)	1.05	(c)	1.32	(c)	0.78	(c)	27
18.96	(23.79)	6	0.70	(c)	1.48	(c)	0.97	(c)	1.21	(c)	27
18.89	(23.86)	6	1.20	(c)	0.99	(c)	1.47	(c)	0.72	(c)	27

24.97	(15.39)	530,590	0.95		1.03		1.13		0.85		96
23.18	(16.04)	77,406	1.70		0.28		1.88		0.10		96
23.01	(16.01)	58,873	1.70		0.28		1.88		0.10		96
25.61	(15.09)	253,353	0.55		1.40		0.73		1.22		96
24.74	(15.43)	3,908	1.05		0.91		1.23		0.73		96
24.88	(14.61)	9	0.70	(c)	1.30	(c)	0.88	(c)	1.12	(c)	96
24.81	(14.89)	9	1.20	(c)	0.85	(c)	1.38	(c)	0.67	(c)	96

33.30	9.11	863,259	0.95		0.82		1.10		0.67		119
31.17	8.27	154,414	1.70		0.09		1.85		(0.06)		119
31.01	8.27	100,803	1.70		0.07		1.85		(0.08)		119
34.07	9.56	594,020	0.55		1.22		0.70		1.07		119
32.98	9.01	15,884	1.05		0.72		1.20		0.57		119

31.79	9.51	611,999	0.99		0.79		1.15		0.64		129
29.92	8.72	78,110	1.75		0.01		1.90		(0.13)		129
29.78	8.73	36,628	1.75		0.03		1.90		(0.12)		129
32.48	9.97	644,250	0.59		1.22		0.75		1.06		129
31.50	9.39	13,019	1.09		0.70		1.25		0.55		129

29.13	13.75	477,204	1.09		0.93	(f)	1.19		0.83	(f)	142
27.52	12.87	108,595	1.84		0.19	(f)	1.94		0.09	(f)	142
27.39	12.86	38,380	1.84		0.20	(f)	1.94		0.10	(f)	142
29.72	14.16	269,545	0.69		1.23	(f)	0.79		1.13	(f)	142
28.88	13.61	10,328	1.15		0.84	(f)	1.25		0.74	(f)	142

25.81	14.71	398,346	1.13		0.43		1.25		0.31		112
24.39	13.87	115,492	1.88		(0.32)		2.00		(0.44)		112
24.30	13.87	38,656	1.88		(0.32)		2.00		(0.44)		112
26.32	15.18	140,587	0.73		0.83		0.85		0.71		112
25.60	14.60	9,215	1.23		0.33		1.35		0.21		112

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Domestic Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund (collectively the “Structured Domestic Equity Funds”), portfolios of Goldman Sachs Trust, at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured Domestic Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2008

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2008 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 through October 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
	Beginning				Beginning			Expenses	Beginning			Expenses	Beginning			Expenses
	Account	Ending		Expenses Paid for the	Account	Ending		Paid for the	Account	Ending		Paid for the	Account	Ending		Paid for the
	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended	Value	Account Value		6 months ended
Share Class	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*
Class A
Actual	$1,000	$801.10		$4.70	$1,000	$680.90		$4.00	$1,000	$698.00		$4.04	$1,000	$748.60		$5.50
Hypothetical 5% return	1,000	1,019.98	+	5.28	1,000	1,020.44	+	4.81	1,000	1,020.44	+	4.81	1,000	1,018.91	+	6.35

Class B
Actual	1,000	798.40		8.11	1,000	678.50		7.16	1,000	695.20		7.23	1,000	745.80		8.77
Hypothetical 5% return	1,000	1,016.19	+	9.09	1,000	1,016.67	+	8.60	1,000	1,016.68	+	8.60	1,000	1,015.15	+	10.13

Class C
Actual	1,000	798.10		8.11	1,000	678.50		7.16	1,000	694.70		7.23	1,000	745.10		8.78
Hypothetical 5% return	1,000	1,016.18	+	9.09	1,000	1,016.67	+	8.61	1,000	1,016.67	+	8.60	1,000	1,015.15	+	10.13

Institutional
Actual	1,000	803.00		2.88	1,000	682.70		2.32	1,000	699.50		2.34	1,000	749.80		3.74
Hypothetical 5% return	1,000	1,022.01	+	3.23	1,000	1,022.45	+	2.78	1,000	1,022.45	+	2.78	1,000	1,020.93	+	4.32

Service
Actual	1,000	800.90		5.17	1,000	680.70		4.43	1,000	697.20		4.47	1,000	747.60		5.92
Hypothetical 5% return	1,000	1,019.76	+	5.80	1,000	1,019.94	+	5.32	1,000	1,019.94	+	5.31	1,000	1,018.43	+	6.84

Class IR
Actual	N/A	N/A		N/A	1,000	681.40		3.03	1,000	698.70		3.03	1,000	748.80		4.54
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,025.21	+	3.64	1,000	1,025.21	+	3.61	1,000	1,025.21	+	5.25

Class R
Actual	N/A	N/A		N/A	1,000	680.20		4.92	1,000	696.80		4.93	1,000	747.40		6.46
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.35	+	5.91	1,000	1,019.40	+	5.86	1,000	1,017.82	+	7.46

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2008 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
	Beginning	Ending		Expenses		Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Beginning Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*	5/1/08	10/31/08		10/31/08*
Class A
Actual	$1,000	$733.90		$5.52	$1,000	$789.30		$5.67	$1,000	$704.70		$4.08
Hypothetical 5% return	1,000	1,018.77	+	6.43	1,000	1,018.79	+	6.40	1,000	1,020.42	+	4.84

Class B
Actual	1,000	731.20		8.77	1,000	783.30		9.01	1,000	701.80		7.28
Hypothetical 5% return	1,000	1,015.00	+	10.21	1,000	1,015.03	+	10.19	1,000	1,016.65	+	8.63

Class C
Actual	1,000	730.80		8.77	1,000	785.20		9.02	1,000	702.00		7.28
Hypothetical 5% return	1,000	1,015.00	+	10.21	1,000	1,015.03	+	10.19	1,000	1,016.65	+	8.63

Institutional
Actual	1,000	735.20		3.78	1,000	791.80		3.88	1,000	706.20		2.37
Hypothetical 5% return	1,000	1,020.78	+	4.40	1,000	1,020.80	+	4.38	1,000	1,022.43	+	2.80

Service
Actual	1,000	733.70		5.96	1,000	790.20		6.02	1,000	704.60		4.50
Hypothetical 5% return	1,000	1,018.26+		6.94	1,000	1,018.41	+	6.79	1,000	1,019.93	+	5.33

Class IR
Actual	1,000	734.20		4.52	1,000	789.90		4.87	1,000	705.60		3.08
Hypothetical 5% return	1,000	1,025.14	+	5.27	1,000	1,025.14	+	5.51	1,000	1,025.21	+	3.66

Class R
Actual	1,000	733.00		6.61	1,000	789.30		6.66	1,000	703.80		5.04
Hypothetical 5% return	1,000	1,017.50	+	7.70	1,000	1,017.69	+	7.52	1,000	1,019.29	+	5.97

*	Expenses for each share class are calculated using the Funds’ annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced	1.04%	1.79%	1.79%	0.64%	1.14%	N/A	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.05	0.70%	1.20%
Structured Large Cap Value	0.95	1.70	1.70	0.55	1.05	0.70	1.20
Structured Small Cap Equity	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Growth	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Value	1.25	2.00	2.00	0.85	1.35	1.00	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.70	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Structured Small Cap Growth Fund and the Goldman Sachs Structured Small Cap Value Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”).* (The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedule to further reduce the fee rates charged on assets above specified levels; (j) capacity issues relating to the Funds; (k) information on the advisory fees charged to institutional accounts by the Investment Adviser; (l) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing expense comparisons for the Funds; (m) the current pricing and profitability of the Funds’ transfer agent; and (n) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other portfolio trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including existing and proposed breakpoints in the fee rates payable under the Management Agreement.

(* A discussion regarding the basis for the Board’s approval of the Management Agreement on behalf of each of Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund and Goldman Sachs Structured U.S. Equity Fund is available in their Annual Report dated August 31, 2008.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by the Funds’ Service Shares.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applies to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of their benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. The Independent Trustees reviewed each Fund’s investment performance relative to its performance benchmark since its inception in 2007. In addition, they reviewed the investment performance of each Fund in light of its investment objective and policies as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that each Fund commenced operations in 2007 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a history comparing each Fund’s expenses to the category averages since 2007. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ management fees and “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered comparative fee information for services provided to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 (and 2006 as well for the Trust), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

First $2 billion	0.85%
Next $3 billion	0.77%
Next $3 billion	0.73%
Over $8 billion	0.72%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits and research received by the Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the Fund in which the cash collateral invests); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				97	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	97	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	97	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2008, the Trust consisted of 86 portfolios (of which 85 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

 Goldman Sachs Trust — Structured Domestic Equity Funds — Tax Information (Unaudited)

For the year ended October 31, 2008, 51.17%, 100%, and 3.19% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Value, and Structured Small Cap Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Structured Small Cap Growth and Structured Small Cap Value Funds designate $26,474,722, and $240,497,375, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended October 31, 2008. Of the amounts designated by the Structured Small Cap Growth and Structured Small Cap Value Funds, $26,473,481, and $240,497,375, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

For the year ended October 31, 2008, 46.83%, 100%, and 3.30% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Value, and Structured Small Cap Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended October 31, 2008, Structured Small Cap Growth Fund, designates $6,450,466, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 13908.MF.TMPL STRUCTAR / 116.5K / 11-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended October 31, 2008 and October 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2008